                                                                                                 EXECUTION COPY
                                       HOME EQUITY LOAN TRUST 2006-HSA2

                                                    Issuer

                                                      AND

                                  JPMORGAN CHASE BANK, NATIONAL ASSOCIATION.

                                               Indenture Trustee

                                                   INDENTURE

                                         Dated as of February 24, 2006

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                                      HOME EQUITY LOAN-BACKED TERM NOTES

                                HOME EQUITY LOAN-BACKED VARIABLE FUNDING NOTES

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                                RECONCILIATION AND TIE BETWEEN TRUST INDENTURE
                             ACT OF 1939 AND INDENTURE PROVISIONS*

       Trust Indenture
         Act Section                                               Indenture Section

           310(a)(1)...........................................            6.11
             (a)(2)............................................            6.11
             (a)(3)............................................            6.10
             (a)(4)............................................        Not Applicable
             (a)(5)............................................            6.11
             (b)...............................................            6.08, 6.11
             (c)...............................................        Not Applicable
           311(a).............................................             6.12
             (b)..............................................             6.12
             (c)..............................................         Not Applicable
           312(a).............................................             7.01, 7.02(a)
             (b)..............................................             7.02(b)
             (c)..............................................             7.02(c)
           313(a).............................................             7.04
             (b)..............................................             7.04
             (c)..............................................             7.03(a)(iii), 7.04
             (d)..............................................             7.04
           314(a).............................................             3.10, 7.03(a)
              (b).............................................             3.07
             (c)(1)...........................................             8.05(c), 10.01(a)
             (c)(2)...........................................             8.05(c), 10.01(a)
             (c)(3)...........................................         Not Applicable
             (d)(1)...........................................             8.05(c), 10.01(b)
             (d)(2)...........................................             8.05(c), 10.01(b)
             (d)(3)...........................................             8.05(c), 10.01(b)
             (e)..............................................            10.01(a)
           315(a).............................................             6.01(b)
             (b)..............................................             6.05
             (c)..............................................             6.01(a)
             (d)..............................................             6.01(c)
             (d)(1)...........................................             6.01(c)
             (d)(2)...........................................             6.01(c)
             (d)(3)...........................................             6.01(c)
             (e)..............................................             5.13
           316(a)(1)(A).......................................             5.11
           316(a)(1)(B).......................................             5.12
           316(a)(2)...........................................       Not Applicable
           316(b)..............................................            5.07
           317(a)(1)...........................................            5.04
           317(a)(2)...........................................            5.03(d)
           317(b)..............................................            3.03(a)
           318(a)..............................................           10.07

*This reconciliation and tie shall not, for any purpose, be deemed to be part of the within indenture.

                                               TABLE OF CONTENTS

        Section 4.01.    The Notes; Increase of Maximum Variable Funding Balance; Variable Funding
                         Notes.............................................................20

        Section 4.02.    Registration of and Limitations on Transfer and Exchange of Notes;

        Section 5.03.    Collection of Indebtedness and Suits for Enforcement by Indenture

        Section 5.07.    Unconditional Rights of Noteholders to Receive Principal and

        Section 6.10.    Appointment of Co-Indenture Trustee or Separate Indenture Trustee.45

        Section 7.01.    Issuer to Furnish Indenture Trustee Names and Addresses of

        Section 10.04.   Notices, etc., to Indenture Trustee, Issuer, Credit Enhancer and Rating

        Section 11.02.   Servicer, REMIC Administrator and Indenture Trustee
                         Indemnification ..................................................65
        Section 11.03.   Designation of REMIC(s)...........................................65

EXHIBIT

Exhibit A-1  ..Form of Class I Notes, Form of Class A-II Notes                         A-1
Exhibit A-2 ...Form of Variable Funding Notes                                          A-2
Exhibit B .....Form of Rule 144A Investment Representation                             B-1
Exhibit C .....Form of Investor Representation Letter                                  C-1
Exhibit D .....Form of Transferor Representation Letter                                D-1

               This  Indenture,  dated as of February 24, 2006,  between  HOME EQUITY LOAN TRUST  2006-HSA2,  a
Delaware  statutory  trust,  as Issuer (the  "Issuer"),  and  JPMORGAN  CHASE BANK,  NATIONAL  ASSOCIATION,  as
Indenture Trustee (the "Indenture Trustee"),

                                               WITNESSETH THAT:

               Each party  hereto  agrees as follows  for the  benefit of the other party and for the equal and ratable benefit of the Holders of the Issuer's  Series  2006-HSA2 Home Equity  Loan-Backed  Term Notes and Home
Equity Loan-Backed Variable Funding Notes (together, the "Notes").

                                                GRANTING CLAUSE

               The Issuer  hereby  Grants to the  Indenture  Trustee at the  Closing  Date,  as trustee for the benefit of the Holders of the Notes,  all of the Issuer's  right,  title and interest in and to the Home Equity
Loans  and to  all  accounts,  chattel  paper,  general  intangibles,  payment  intangibles,  contract  rights, certificates  of deposit,  deposit  accounts,  instruments,  documents,  letters of credit,  money,  advices of credit,  investment  property,  goods and other property consisting of, arising under or related to whether now existing or hereafter  created in (a) the Home Equity Loans, (b) the Payment  Account,  all funds on deposit or credited  thereto from time to time and all proceeds  thereof and (c) all present and future  claims,  demands, causes and choses in action in respect of any or all of the  foregoing  and all  payments on or under,  and all proceeds of every kind and nature  whatsoever  in respect of, any or all of the  foregoing  and all payments on or under,  and all  proceeds  of every kind and nature  whatsoever  in the  conversion  thereof,  voluntary  or involuntary,  into cash or other liquid property,  all cash proceeds,  accounts,  accounts  receivable,  notes, drafts,  acceptances,  checks,  deposit  accounts,  rights to payment of any and every kind, and other forms of obligations  and  receivables,  instruments  and other property which at any time  constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Trust Estate" or the "Collateral").

               The foregoing  Grant is made in trust to secure the payment of principal of and interest on, and any other  amounts  owing in respect  of,  the Notes,  equally  and  ratably  without  prejudice,  priority  or distinction,  and to  secure  compliance  with  the  provisions  of this  Indenture,  all as  provided  in this
Indenture.

               The foregoing  Grant shall inure to the benefit of the Credit  Enhancer in respect of draws made on the Group I Policy and Group II Policy and amounts  owing to the Credit  Enhancer from time to time pursuant to the  Insurance  Agreement  and payable to the Credit  Enhancer  pursuant to this  Indenture,  and such Grant shall  continue in full force and effect for the benefit of the Credit  Enhancer  until all such amounts  owing to it have been repaid in full.

               The Indenture  Trustee,  as trustee on behalf of the Holders of the Notes, (i) acknowledges such
Grant,  (ii) accepts the trust under this Indenture in accordance with the provisions  hereof,  (iii) agrees to perform  its duties as  Indenture  Trustee as  required  herein  and (iv)  acknowledges  receipt of the Group I
Policy and the Group II Policy and shall hold such  Policies  in  accordance  with the terms of this  Indenture for the benefit of the Holders of the Class I Notes and Class II Notes.

ARTICLE I

                                                  Definitions

Section 1.01.  Definitions.  For all purposes of this Indenture,  except as otherwise expressly provided herein or unless the context  otherwise  requires,  capitalized  terms not  otherwise  defined  herein  shall have the meanings  assigned to such terms in the  Definitions  attached  hereto as Appendix A which is  incorporated  by reference herein.  All other capitalized terms used herein shall have the meanings specified herein.

Section 1.02.  Incorporation  by  Reference  of Trust  Indenture  Act.  Whenever  this  Indenture  refers  to a provision of the Trust  Indenture  Act (the "TIA"),  the provision is  incorporated  by reference in and made a part of this Indenture.  The following TIA terms used in this Indenture have the following meanings:

               "Commission" means the Securities and Exchange Commission.

               "indenture securities" means the Notes.

               "indenture security holder" means a Noteholder.

               "indenture to be qualified" means this Indenture.

               "indenture trustee" or "institutional trustee" means the Indenture Trustee.

               "obligor" on the  indenture  securities  means the Issuer and any other obligor on the indenture securities.

               All  other  TIA  terms  used in this  Indenture  that are  defined  by the TIA,  defined  by TIA reference to another  statute or defined by Commission  rule have the meaning  assigned to them by such definitions.

Section 1.03.  Rules of Construction.  Unless the context otherwise requires:

(i)     a term has the meaning assigned to it;

(ii)    an accounting  term not otherwise  defined has the meaning  assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

(iii)   "or" is not exclusive;

(iv)    "including" means including without limitation;

(v)     words in the singular include the plural and words in the plural include the singular; and

(vi)    any agreement,  instrument or statute defined or referred to herein or in any instrument or certificate delivered in  connection  herewith  means such  agreement,  instrument or statute as from time to time amended, modified  or  supplemented  and  includes  (in  the  case  of  agreements  or  instruments)  references  to all attachments  thereto and  instruments  incorporated  therein;  references to a Person are also to its permitted successors and assigns.

ARTICLE II

                                          Original Issuance of Notes

Section 2.01.  Form. The Term Notes and the Variable  Funding  Notes,  in each case together with the Indenture
Trustee's  certificate of  authentication,  shall be in  substantially  the forms set forth in Exhibits A-1 and
A-2,  respectively,  with such appropriate  insertions,  omissions,  substitutions  and other variations as are required or permitted by this  Indenture  and may have such letters,  numbers or other marks of  identification and such legends or endorsements placed thereon as may,  consistently  herewith,  be determined by the officers executing  such Notes,  as evidenced by their  execution of the Notes.  Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

        The Notes shall be  typewritten,  printed,  lithographed  or engraved or produced by any combination of these  methods  (with or  without  steel  engraved  borders),  all as  determined  by the  Authorized  Officers executing such Notes, as evidenced by their execution of such Notes.

        The terms of the Notes set forth in Exhibits A-1 and A-2 are part of the terms of this Indenture.

Section 2.02.  Execution,  Authentication and Delivery.  The Notes shall be executed on behalf of the Issuer by any of its  Authorized  Officers.  The signature of any such  Authorized  Officer on the Notes may be manual or facsimile.

        Notes  bearing  the  manual or  facsimile  signature  of  individuals  who were at any time  Authorized
Officers  of the Issuer  shall  bind the  Issuer,  notwithstanding  that such  individuals  or any of them have ceased to hold  such  offices  prior to the  authentication  and  delivery  of such  Notes or did not hold such offices at the date of such Notes.

        The Indenture Trustee shall upon Issuer Request  authenticate and deliver Term Notes for original issue in an aggregate  initial  principal  amount of $447,900,000 and Variable Funding Notes for original issue in an aggregate  initial  principal  amount  of $0.  The  Security  Balance  of the  Variable  Funding  Notes  in the
aggregate may not exceed the Maximum Variable Funding Balance.

        Each Note shall be dated the date of its  authentication.  The Notes shall be  issuable  as  registered
Notes and the Class I Notes,  and the Class  A-II Notes  shall be  issuable  in the  minimum  initial  Security
Balances of $100,000 and in integral multiples of $1 in excess thereof.

        Each Variable  Funding Note shall be initially  issued with a Security Balance of $0 or, if applicable, with a Security Balance in the amount equal to the Additional  Balance  Differential for the Collection  Period
related to the Payment Date  following the date of issuance of such  Variable  Funding Note pursuant to Section
4.01(b).

        No Note shall be  entitled  to any  benefit  under this  Indenture  or be valid or  obligatory  for any purpose,  unless there appears on such Note a certificate of authentication  substantially in the form provided for herein  executed by the Indenture  Trustee by the manual  signature of one of its  authorized  signatories, and such  certificate  upon any Note shall be conclusive  evidence,  and the only evidence,  that such Note has been duly authenticated and delivered hereunder.

ARTICLE III

                                                   Covenants

Section 3.01.  Collection  of Payments  with Respect to the Home Equity  Loans.  The  Indenture  Trustee  shall establish and maintain with itself the Payment  Account in which the Indenture  Trustee  shall,  subject to the terms of this paragraph,  deposit, on the same day as it is received from the Master Servicer,  each remittance received by the  Indenture  Trustee with respect to the Home Equity  Loans.  The  Indenture  Trustee shall make all payments of principal of and interest on the Notes,  subject to Section  3.03,  as provided in Section 3.05 herein from monies on deposit in the Payment Account.

Section 3.02.  Maintenance  of Office or Agency.  The Issuer will  maintain in the City of New York,  an office or agency  where,  subject to  satisfaction  of  conditions  set forth  herein,  Notes may be  surrendered  for registration  of transfer or  exchange,  and where  notices and demands to or upon the Issuer in respect of the
Notes and this Indenture may be served.  The Issuer hereby  initially  appoints the Indenture  Trustee to serve as its agent for the  foregoing  purposes.  If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture  Trustee with the address thereof,  such surrenders,  notices and demands may be made or served at the  Corporate  Trust  Office,  and the Issuer  hereby  appoints the Indenture
Trustee as its agent to receive all such surrenders, notices and demands.

Section 3.03.  Money for  Payments to Be Held in Trust;  Paying  Agent.  (a) As provided in Section  3.01,  all payments of amounts due and payable with respect to any Notes that are to be made from amounts  withdrawn  from the Payment  Account  pursuant to Section 3.01 shall be made on behalf of the Issuer by the  Indenture  Trustee or by the Paying  Agent,  and no amounts so withdrawn  from the Payment  Account for payments of Notes shall be paid over to the Issuer except as provided in this Section 3.03.

        The Issuer will cause each Paying Agent other than the Indenture  Trustee to execute and deliver to the
Indenture  Trustee an instrument in which such Paying Agent shall agree with the Indenture  Trustee (and if the
Indenture  Trustee acts as Paying Agent, it hereby so agrees),  subject to the provisions of this Section 3.03, that such Paying Agent will:

(i)     hold all sums held by it for the  payment  of  amounts  due with  respect to the Notes in trust for the benefit of the Persons  entitled  thereto  until such sums shall be paid to such Persons or otherwise  disposed of as herein provided and pay such sums to such Persons as herein provided;

(ii)    give the  Indenture  Trustee  and the Credit  Enhancer  written  notice of any default by the Issuer of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

(iii)   at any time during the  continuance  of any such  default,  upon the written  request of the  Indenture
Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

(iv)    immediately  resign as Paying Agent and forthwith  pay to the Indenture  Trustee all sums held by it in trust for the payment of Notes,  if at any time it ceases to meet the standards  required to be met by a Paying
Agent at the time of its appointment;

(v)     comply with all  requirements of the Code with respect to the withholding  from any payments made by it on any Notes of any applicable  withholding taxes imposed thereon and with respect to any applicable  reporting requirements in connection therewith; and

(vi)    deliver to the  Indenture  Trustee a copy of the report to  Noteholders  prepared  with respect to each
Payment Date by the Master Servicer pursuant to Section 4.01 of the Servicing Agreement.

        The Issuer may at any time,  for the  purpose of  obtaining  the  satisfaction  and  discharge  of this
Indenture or for any other purpose,  by Issuer Request direct any Paying Agent to pay to the Indenture  Trustee all sums held in trust by such  Paying  Agent,  such  sums to be held by the  Indenture  Trustee  upon the same trusts as those upon which the sums were held by such Paying  Agent;  and upon such payment by any Paying Agent to the Indenture  Trustee,  such Paying Agent shall be released from all further liability with respect to such money.

        Subject to applicable  laws with respect to escheat of funds,  any money held by the Indenture  Trustee or any  Paying  Agent in trust  for the  payment  of any  amount  due with  respect  to any Note and  remaining unclaimed  for one year after such amount has become due and payable  shall be  discharged  from such trust and be paid to the  Issuer on  Issuer  Request;  and the  Holder of such Note  shall  thereafter,  as an  unsecured general  creditor,  look only to the Issuer for payment  thereof (but only to the extent of the amounts so paid to the  Issuer),  and all  liability of the  Indenture  Trustee or such Paying Agent with respect to such trust money shall thereupon cease;  provided,  however, that the Indenture Trustee or such Paying Agent, before being required to make any such  repayment,  shall at the expense and  direction  of the Issuer cause to be published once, in an Authorized  Newspaper,  notice that such money remains  unclaimed and that,  after a date specified therein,  which  shall not be less than 30 days from the date of such  publication,  any  unclaimed  balance of such money then remaining  will be repaid to the Issuer.  The Indenture  Trustee may also adopt and employ,  at the  expense  and  direction  of the Issuer,  any other  reasonable  means of  notification  of such  repayment
(including,  but not limited to,  mailing  notice of such repayment to Holders whose Notes have been called but have not been  surrendered  for  redemption  or whose  right to or  interest  in monies due and payable but not claimed is determinable  from the records of the Indenture  Trustee or of any Paying Agent, at the last address of record for each such Holder).

Section 3.04.  Existence.  The Issuer  will keep in full  effect its  existence,  rights  and  franchises  as a statutory trust under the laws of the State of Delaware  (unless it becomes,  or any successor Issuer hereunder is or becomes,  organized  under the laws of any other state or of the United States of America,  in which case the  Issuer  will keep in full  effect  its  existence,  rights  and  franchises  under the laws of such  other jurisdiction)  and will obtain and  preserve its  qualification  to do business in each  jurisdiction  in which such qualification is or shall be necessary to protect the validity and  enforceability of this Indenture,  the
Notes, the Home Equity Loans and each other instrument or agreement included in the Trust Estate.

Section 3.05.  Payment  of  Principal  and  Interest;  Defaulted  Interest.  (a)(I) On each  Payment  Date from amounts on deposit in the Payment  Account with  respect to the Group I Loans (other than amounts  deposited in the nature of  prepayment  charges),  the Paying Agent shall pay to the Class I  Noteholders,  the  Certificate
Paying  Agent,  on behalf  of the  Certificateholders,  and to other  Persons  the  amounts  to which  they are entitled,  as set forth in the statements  delivered to the Indenture  Trustee  pursuant to Section 4.01 of the
Servicing  Agreement,  and to the Class SB-I  Certificateholders,  amounts in the nature of prepayment charges, as set forth below in the following order of priority:

(i)     first,  to the Class I Noteholders,  on a pro rata basis in accordance with their  respective  Interest
Distribution  Amounts,  the Interest  Distribution  Amount for each Class of the Class I Notes for such Payment
Date;

(ii)    second,  to the Class I  Noteholders,  as  principal  on the Class I Notes,  the  Principal  Collection
Distribution  Amount  for such  Payment  Date to be  allocated  to the Class I Notes as  described  in  Section
3.05(b)(i) below, until the Security Balances thereof have been reduced to zero;

(iii)   third,  to the  Class  I  Noteholders,  as  principal  on the  Class  I  Notes,  the  Liquidation  Loss
Distribution  Amount with  respect to the Group I Loans for such  Payment  Date to be  allocated to the Class I
Notes as described in Section 3.05(b)(i) below, until the Security Balances thereof have been reduced to zero;

(iv)    fourth,  to the Credit  Enhancer,  the amount of the premium for the Group I Policy and any  previously unpaid premiums for the Group I Policy, with interest thereon as provided in the Insurance Agreement;

(v)     fifth,  to the  Credit  Enhancer,  to  reimburse  it for prior  draws  made on the Group I Policy  with interest thereon as provided in the Insurance Agreement;

(vi)    sixth,   to  the  Class  I   Noteholders,   as   principal   on  the   Class  I  Notes,   the  Group  I
Overcollateralization  Increase  Amount,  if any, for such Payment Date to be allocated to the Class I Notes as described in Section 3.05(b)(i) below, until the Security Balances thereof have been reduced to zero;

(vii)   seventh,  to the Credit  Enhancer,  any other  amounts  owed to the  Credit  Enhancer  pursuant  to the
Insurance Agreement and related to the Class I Notes;

(viii)  eighth, to the Class I Noteholders,  any Prepayment Interest Shortfalls for such Payment Date allocated to the Class I Noteholders as described in Section  3.05(b)(ii) below, and any Prepayment  Interest  Shortfalls allocated  to the Class I Notes on any previous  Payment Date and not  previously  paid,  plus  interest on any previously  unpaid amount from the date the shortfall  was allocated at the  applicable  Note Rate (as adjusted from time to time),  on a pro rata basis in accordance  with their  respective  amounts of Prepayment  Interest
Shortfalls allocated thereto and remaining unpaid;

(ix)    ninth, to the Class I Noteholders,  their respective amounts of Group I Net WAC Cap Shortfalls for such
Payment Date, if any, and respective  amounts of Group I Net WAC Cap  Shortfalls for any previous  Payment Date and not previously  paid, if any, plus interest on any previously  unpaid amount from the date of the shortfall at the  applicable  Note Rate (as adjusted  from time to time),  on a pro rata basis in  accordance  with their respective amounts of Group I Net WAC Cap Shortfalls remaining unpaid;

(x)     tenth,  to the Class I  Noteholders,  any  Relief  Act  Shortfalls  with  respect  to the Group I Loans incurred  during the related  Collection  Period  allocated to the Class I Noteholders  as described in Section
3.05(b)(ii)  below, on a pro rata basis in accordance  with the respective  amounts of Relief Act Shortfalls so allocated; and

(xi)    eleventh,  any  remaining  amount  (other  than  amounts in the nature of  prepayment  charges)  to the
Certificate  Paying  Agent on behalf of the holders of the Group I  Certificates  and any amounts in the nature of  prepayment  charges  to the  Certificate  Paying  Agent,  on  behalf  of the  holders  of  the  Class  SB-I
Certificates and the REMIC II Regular Interests SB-PO and SB-IO;

provided,  however,  in the event that on a Payment Date a Credit  Enhancer  Default shall have occurred and be continuing,  then the priorities of  distributions  described  above will be adjusted such that payments of any amounts to be paid to the Credit  Enhancer (x) pursuant to clauses  3.05(a)(I)  (iv) and (vii) will not be paid until the full amount of interest and principal in accordance with clauses  3.05(a)(I) (i) through (iii),  (vi)
and  (viii)  through  (x) that are due and  required  to be paid on such  Payment  Date  have been paid and (y)
pursuant  to  clause  3.05(a)(I)  (v) will not be paid  until the full  amount of  interest  and  principal  in accordance  with  clauses  3.05(a)(I)  (i) through  (iii) and (vi) that are due and required to be paid on such
Payment  Date have been paid.  For  purposes of the  foregoing,  required  payments of principal on the Class I
Notes on each  Payment  Date  pursuant  to clause  3.05(a)(I)(iii)  above  will  include  the pro rata  portion allocable  to the Class I Notes of all  Liquidation  Loss  Amounts for such  Payment  Date and for all previous
Collection  Periods until paid or covered in full, to the extent not  otherwise  covered by a Liquidation  Loss
Distribution  Amount  with  respect  to the Class I Notes,  a  reduction  of the Group I  Overcollateralization
Amount on such Payment Date or a draw on the Group I Policy (up to the outstanding Security Balance thereof).

        On the Final  Scheduled  Payment Date or other final Payment Date for the Class I Notes,  the amount to be paid  pursuant  to  clause  (ii)  above  shall  be  equal  to the  Security  Balances  of the  Class I Notes immediately  prior to such  Payment  Date.  Notwithstanding  anything  herein  to the  contrary,  if the  final
Payment  Date is a date on which the Master  Servicer  has  exercised  its right to purchase all of the Group I
Loans  pursuant to Section 8.08 of the Servicing  Agreement,  the  priorities  set forth in clauses (i) through
(vi) above shall be  disregarded,  and amounts on deposit in the Payment  Account  with  respect to the Group I
Loans will be applied  first,  to pay the  Interest  Distribution  Amount for the Class I Notes,  on a pro rata basis in accordance  with their  respective  Interest  Distribution  Amounts;  second,  to pay principal on the
Class I Notes on a pro rata basis in accordance with their  respective  Security  Balances,  until the Security
Balances  thereof have been reduced to zero and then in  accordance  with the  priorities  set forth in clauses
(iv) through (xii) above.

        (II) On each  Payment  Date from  amounts on deposit in the Payment  Account  with  respect to Group II
Loans (other than amounts  deposited in the nature of  prepayment  charges),  the Paying Agent shall pay to the
Class II Noteholders,  the Certificate Paying Agent, on behalf of the Certificateholders,  and to other Persons the amounts to which they are  entitled,  as set forth in the  statements  delivered to the  Indenture  Trustee pursuant to Section 4.01 of the  Servicing  Agreement,  and to the Class SB-II  Certificateholders,  amounts in the nature of prepayment charges, as set forth below in the following order of priority:

(i)     first, to the Class A-II Noteholders and the Variable Funding  Noteholders,  the Interest  Distribution
Amount for the Class A-II Notes and the Variable  Funding  Notes for such Payment  Date, on a pro rata basis in accordance with their respective Interest Distribution Amounts;

(ii)    second, to the Class A-II Noteholders and the Variable Funding  Noteholders,  as principal on the Class
A-II Notes and Variable Funding Notes, the Principal  Collection  Distribution Amount with respect to the Class
A-II Notes and the Variable  Funding Notes for such Payment  Date,  on a pro rata basis in accordance  with the outstanding Security Balances thereof;

(iii)   third, to the Class A-II  Noteholders and the Variable Funding  Noteholders,  as principal on the Class
A-II  Notes and  Variable  Funding  Notes,  on a pro rata basis in  accordance  with the  outstanding  Security
Balances  thereof,  the  Liquidation  Loss  Distribution  Amount  with  respect  to the Group II Loans for such
Payment Date;

(iv)    fourth,  to the Credit  Enhancer,  the amount of the premium for the Group II Policy and any previously unpaid premiums for the Group II Policy, with interest thereon as provided in the Insurance Agreement;

(v)     fifth, to the Credit  Enhancer,  to reimburse it for prior draws made on the Group II Policy related to payments  of  principal  and  interest on the Class A-II Notes and the  Variable  Funding  Notes with  interest thereon as provided in the Insurance Agreement;

(vi)    sixth, to the Class A-II  Noteholders and the Variable Funding  Noteholders,  as principal on the Class
A-II Notes and the Variable  Funding Notes,  on a pro rata basis in accordance  with the  outstanding  Security
Balances thereof, the Group II Overcollateralization Increase Amount, if any, for such Payment Date;

(vii)   seventh,  to the Credit  Enhancer,  any other  amounts  owed to the  Credit  Enhancer  pursuant  to the
Insurance Agreement and related to the Class II Notes;

(viii)  eighth,  to the Class A-II Noteholders and the Variable Funding  Noteholders,  any Group II Net WAC Cap
Shortfalls  for that Payment Date and any Group II Net WAC Cap  Shortfalls  for previous  Payment Dates and not previously  paid (together  with interest  thereon at the Note Rate for the related Class of Class II Notes (as adjusted from time to time)),  on a pro rata basis in accordance  with the  respective  amounts of Group II Net
WAC Cap  Shortfalls  allocated  to each such Class for such Payment  Date and any  previous  Payment  Dates not previously paid (with interest thereon);

(ix)    ninth,  to pay to the holders of the Class A-II Notes and the Variable  Funding  Notes,  pro rata,  any
Relief Act Shortfalls with respect to the Group II Loans incurred during the related Collection Period; and

(x)     tenth,  any  remaining  amount  (other  than  amounts  in the  nature  of  prepayment  charges)  to the
Certificate  Paying  Agent on behalf of the  holders of the Class  SB-II  Certificates  and any  amounts in the nature of  prepayment  charges to the  Certificate  Paying  Agent,  on behalf of the holders of the Class SB-II
Certificates;

provided,  however,  in the event that on a Payment Date a Credit  Enhancer  Default shall have occurred and be continuing,  then the priorities of  distributions  described  above will be adjusted such that payments of any amounts to be paid to the Credit Enhancer (x) pursuant to clauses  3.05(a)(II)  (iv) and (vii) will not be paid until the full amount of interest and  principal in  accordance  with clauses  3.05(a)(II)  (i) through  (iii),
(vi) and (viii)  through  (ix) that are due and required to be paid on such Payment Date have been paid and (y)
pursuant  to clause  3.05(a)(II) (v)  will not be paid  until the full  amount of  interest  and  principal  in accordance  with clauses  3.05(a)(II)  (i) through  (iii) and (vi) that are due and required to be paid on such
Payment Date have been paid.  For  purposes of the  foregoing,  required  payments of principal on the Class II
Notes on each  Payment  Date  pursuant  to clause  3.05(a)(II)(iii)  above will  include  the pro rata  portion allocable  to the Class II Notes of all  Liquidation  Loss  Amounts for such  Payment Date and for all previous
Collection  Periods until paid or covered in full, to the extent not  otherwise  covered by a Liquidation  Loss
Distribution  Amount  with  respect to the Class II Notes,  a reduction  of the Group II  Overcollateralization
Amount on such Payment Date or a draw on the Group II Policy (up to the outstanding Security Balance thereof).

        On the Final Scheduled  Payment Date or other final Payment Date for the Class II Notes,  the amount to be paid  pursuant  to  clause  (iii)  above  shall be  equal to the  Security  Balances  of the  Class II Notes immediately  prior to such  Payment  Date.  Notwithstanding  anything  herein  to the  contrary,  if the  final
Payment  Date is a date on which the Master  Servicer has  exercised  its right to purchase all of the Group II
Loans  pursuant to Section 8.08 of the Servicing  Agreement,  the  priorities  set forth in clauses (i) through
(iv) above shall be  disregarded,  and amounts on deposit in the Payment  Account  with respect to the Group II
Loans will be applied  first,  to pay the  Interest  Distribution  Amount for the Class A-II Notes and Variable
Funding Notes, on a pro rata basis in accordance with their respective Interest Distribution  Amounts;  second, to pay  principal on the Class A-II Notes and Variable  Funding  Notes on a pro rata basis in  accordance  with their respective  Security Balances,  until the Security Balances thereof have been reduced to zero and then in accordance with the priorities set forth in clauses (iv) through (xi) above.

(b)      (i) With respect to the Class I Notes and each Payment Date,  distributions  of principal to the Class
I Noteholders  pursuant to clauses (ii),  (iii) and (vi) of Section  3.05(a)(I)  shall be made in the following order:  first,  to the Class A-I-5  Noteholders,  in an amount  equal to the Class A-I-5  Lockout  Distribution
Amount for that Payment  Date,  until the  Security  Balance of the Class A-I-5 Notes has been reduced to zero;
second,  to the Class A-I-1  Noteholders,  until the Security Balance of the Class A-I-1 Notes has been reduced to zero;  third,  to Class  A-I-2  Noteholders,  until the  Security  Balance of the Class A-I-2 Notes has been reduced to zero;  fourth, to the Class A-I-3  Noteholders,  until the Security Balance of the Class A-I-3 Notes has been  reduced to zero;  fifth,  to the Class A-I-4  Noteholders,  until the  Security  Balance of the Class
A-I-4 Notes has been reduced to zero; and sixth,  to the Class A-I-5  Noteholders,  until the Security  Balance of the Class A-I-5 Notes has been reduced to zero.

               (ii)...Relief Act  Shortfalls and  Prepayment  Interest  Shortfalls on the Group I Loans will be allocated  to each  Class of  Class I Notes  on a pro rata  basis in  accordance  with the  amount  of  accrued interest  payable on that Class for such Payment Date,  absent such  reductions.  Relief Act  Shortfalls on the
Group II Loans will be  allocated  to the Class A-II Notes and  Variable  Funding  Notes on a pro rata basis in accordance  with the  amount of accrued  interest  payable on that Class for such  Payment  Date,  absent  such reductions.

(c)     On each Payment  Date,  the  Certificate  Paying Agent shall  deposit in the  Certificate  Distribution
Account all amounts it received  pursuant to this  Section 3.05 for the purpose of  distributing  such funds to the Certificateholders.

               The amounts  paid to  Noteholders  shall be paid in respect of the  related  Class or Classes of
Term Notes or Variable  Funding Notes, as the case may be, in accordance with the applicable  percentage as set forth in paragraph  (d) below.  Interest  will accrue on the Notes during an Interest  Period,  on the basis of the actual  number of days in such  Interest  Period and a year assumed to consist of 360 days,  in the case of the Class A-I-1 Notes and the Class II Notes,  and on the basis of a 360-day year  consisting  of twelve 30-day months, in the case of the remaining Classes of Notes.

               Any  installment of interest or principal,  if any,  payable on any Note that is punctually paid or duly  provided  for by the Issuer on the  applicable  Payment  Date shall,  if such Holder holds Notes of an aggregate  initial  Security  Balance or  notional  amount of at least  $1,000,000,  be paid to each  Holder of record on the  preceding  Record  Date,  by wire  transfer  to an account  specified  in writing by such Holder reasonably  satisfactory to the Indenture  Trustee as of the preceding  Record Date or in all other cases or if no such instructions have been delivered to the Indenture  Trustee,  by check to such Noteholder mailed to such
Holder's  address as it appears in the Note Register the amount  required to be  distributed  to such Holder on such Payment Date pursuant to such Holder's  Securities;  provided,  however,  that the Indenture Trustee shall not pay to such Holders any amount required to be withheld from a payment to such Holder by the Code.

(d)     Principal  of each Note shall be due and payable in full on the Final  Scheduled  Payment Date for such
Note as provided  in the related  form of Note set forth in Exhibits  A-1 and A-2.  All  principal  payments on each of the Term Notes and Variable  Funding Notes shall be made in accordance  with the  priorities  set forth in paragraphs (a) and (b) above to the Noteholders  entitled thereto in accordance with the related  Percentage
Interests  represented  thereby.  Upon written  notice to the  Indenture  Trustee by the Issuer,  the Indenture
Trustee  shall  notify the Person in whose name a Note is  registered  at the close of  business  on the Record
Date  preceding the Final  Scheduled  Payment Date or other final Payment Date.  Such notice shall be mailed no later than five  Business  Days prior to such Final  Scheduled  Payment  Date or other final  Payment  Date and shall  specify  that  payment of the  principal  amount and any  interest  due with respect to such Note at the
Final Scheduled  Payment Date or other final Payment Date will be payable only upon  presentation and surrender of such Note and shall  specify  the place  where such Note may be  presented  and  surrendered  for such final payment.

Section 3.06.  Protection  of Trust  Estate.  (a) The Issuer  will from time to time  execute  and  deliver all
such  supplements  and  amendments  hereto  and  all  such  financing  statements,   continuation   statements,
instruments  of  further  assurance  and other  instruments,  and will  take such  other  action  necessary  or advisable to:

(i)     maintain or preserve the lien and security  interest  (and the priority  thereof) of this  Indenture or carry out more effectively the purposes hereof;

(ii)    perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

(iii)   cause the Trust to enforce any of the Home Equity Loans; or

(iv)    preserve  and  defend  title to the Trust  Estate  and the  rights  of the  Indenture  Trustee  and the
Noteholders in such Trust Estate against the claims of all persons and parties.

(b)     Except as otherwise  provided in this Indenture,  the Indenture Trustee shall not remove any portion of the Trust Estate that  consists of money or is evidenced by an  instrument,  certificate  or other writing from the jurisdiction in which it was held at the date of the most recent Opinion of Counsel  delivered  pursuant to
Section 3.07 (or from the  jurisdiction  in which it was held as described in the Opinion of Counsel  delivered at the Closing Date pursuant to Section  3.07(a),  if no Opinion of Counsel has yet been delivered  pursuant to
Section  3.07(b))  unless the Owner Trustee shall have first  received an Opinion of Counsel to the effect that the lien and security  interest  created by this  Indenture  with respect to such  property will continue to be maintained after giving effect to such action or actions.

        The Issuer  hereby  designates  the  Indenture  Trustee its agent and  attorney-in-fact  to execute any financing  statement,  continuation  statement  or other  instrument  required to be executed  pursuant to this
Section 3.06.

Section 3.07.  Opinions  as to  Trust  Estate.  (a) On the  Closing  Date,  the  Issuer  shall  furnish  to the
Indenture  Trustee and the Owner Trustee an Opinion of Counsel at the expense of the Issuer stating that,  upon delivery of the Loan  Agreements  relating to the Initial  Home Equity  Loans to the  Indenture  Trustee or the
Custodian,  the Indenture  Trustee will have a perfected,  first priority  security interest in the Home Equity
Loans.

(b)     On or before  December 31st in each calendar  year,  beginning in 2006, the Issuer shall furnish to the
Indenture  Trustee an Opinion of Counsel at the expense of the Issuer  either  stating  that, in the opinion of such counsel,  such action has been taken with respect to the recording,  filing,  re-recording and refiling of this Indenture,  any indentures  supplemental  hereto and any other requisite documents and with respect to the execution and filing of any financing  statements and  continuation  statements as is necessary to maintain the lien and  security  interest in the Home Equity  Loans and  reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain  such lien and security  interest.  Such
Opinion of Counsel shall also describe the  recording,  filing,  re-recording  and refiling of this  Indenture, any  indentures  supplemental  hereto and any other  requisite  documents  and the  execution and filing of any financing  statements and  continuation  statements  that will, in the opinion of such counsel,  be required to maintain the lien and security  interest in the Home Equity Loans until  December 31 in the following  calendar year.

Section 3.08.  Performance of Obligations;  Servicing  Agreement.  (a) The Issuer will  punctually  perform and observe all of its  obligations  and agreements  contained in this  Indenture,  the Basic  Documents and in the instruments and agreements included in the Trust Estate.

(b)     The Issuer may contract with other Persons to assist it in performing its duties under this  Indenture, and  any  performance  of  such  duties  by a  Person  identified  to the  Indenture  Trustee  in an  Officer's
Certificate of the Issuer shall be deemed to be action taken by the Issuer.

(c)     The Issuer will not take any action or permit any action to be taken by others which would  release any
Person from any of such  Person's  covenants or  obligations  under any of the  documents  relating to the Home
Equity Loans or under any  instrument  included in the Trust  Estate,  or which would result in the  amendment, hypothecation,  subordination,  termination or discharge of, or impair the validity or effectiveness of, any of the  documents  relating to the Home Equity  Loans or any such  instrument,  except such  actions as the Master
Servicer is expressly permitted to take in the Servicing Agreement.

(d)     The  Issuer may  retain an  administrator  and may enter into  contracts  with  other  Persons  for the performance of the Issuer's  obligations  hereunder,  and performance of such obligations by such Persons shall be deemed to be performance of such obligations by the Issuer.

Section 3.09.  Negative Covenants.  So long as any Notes are Outstanding, the Issuer shall not:

(a)     except as expressly permitted by this Indenture,  sell, transfer,  exchange or otherwise dispose of the
Trust Estate, unless directed to do so by the Indenture Trustee;

(b)     claim any credit on, or make any deduction  from the  principal or interest  payable in respect of, the
Notes (other than amounts  properly  withheld  from such  payments  under the Code) or assert any claim against any  present or former  Noteholder  by reason of the payment of the taxes  levied or assessed  upon any part of the Trust Estate;

(c)     (i) permit the validity or effectiveness  of this Indenture to be impaired,  or permit the lien of this
Indenture to be amended,  hypothecated,  subordinated,  terminated  or  discharged,  or permit any Person to be released  from any covenants or  obligations  with respect to the Notes under this  Indenture  except as may be expressly permitted hereby, (ii) permit any lien, charge,  excise, claim, security interest,  mortgage or other encumbrance  (other than the lien of this  Indenture) to be created on or extend to or otherwise  arise upon or burden the Trust  Estate or any part thereof or any  interest  therein or the proceeds  thereof or (iii) permit the lien of this Indenture not to constitute a valid first priority security interest in the Trust Estate; or

(d)     impair or cause to be impaired the Issuer's  interest in the Home Equity Loans, the Purchase  Agreement or in any Basic  Document,  if any such action  would  materially  and  adversely  affect the  interests of the
Noteholders.

Section 3.10.  Annual  Statement as to  Compliance.  The Issuer will deliver to the Indenture  Trustee,  within
120 days after the end of each fiscal year of the Issuer  (commencing  with the fiscal year 2006), an Officer's
Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

(a)     a review of the activities of the Issuer during such year and of its  performance  under this Indenture and the Trust Agreement has been made under such Authorized Officer's supervision; and

(b)     to the best of such Authorized Officer's knowledge,  based on such review, the Issuer has complied with all conditions and covenants  under this Indenture and the provisions of the Trust  Agreement  throughout  such year, or, if there has been a default in its compliance  with any such condition or covenant,  specifying  each such default known to such Authorized Officer and the nature and status thereof.

Section 3.11.  Recording  of  Assignments.  The Issuer  shall  enforce the  obligation  of the Seller under the
Purchase  Agreement to submit or cause to be submitted for recordation  all Assignments of Mortgages  within 60 days of receipt of recording information by the Master Servicer.

Section 3.12.  Representations  and Warranties  Concerning  the Home Equity Loans.  The Indenture  Trustee,  as
pledgee of the Home Equity Loans, has the benefit of the  representations  and warranties made by the Seller in
Section 3.1(a),  Section 3.1(b) and 3.1(c) of the Purchase  Agreement  concerning the Home Equity Loans and the right to enforce the remedies  against the Seller  provided in such Section  3.1(a),  Section 3.1(b) and 3.1(c)
to the same extent as though such representations and warranties were made directly to the Indenture Trustee.

Section 3.13.  Assignee  of  Record  of the Home  Equity  Loans.  As  pledgee  of the Home  Equity  Loans,  the
Indenture  Trustee  shall  hold  record  title  to the  Home  Equity  Loans  by  being  named  as  payee in the endorsements  or assignments of the Loan  Agreements and assignee in the Assignments of Mortgage to be recorded under  Section 2.1 of the  Purchase  Agreement.  Except as expressly  provided in the Purchase  Agreement or in the  Servicing  Agreement  with  respect to any specific  Home Equity Loan,  the  Indenture  Trustee  shall not execute any  endorsement  or assignment  or otherwise  release or transfer such record title to any of the Home
Equity Loans until such time as the remaining Trust Estate may be released pursuant to Section 8.05(b).

Section 3.14.  Master  Servicer  as  Agent  and  Bailee  of the  Indenture  Trustee.  Solely  for  purposes  of perfection  under Section 9-313 or 9-314 of the Uniform  Commercial Code or other similar  applicable law, rule or  regulation  of the  state in which  such  property  is held by the  Master  Servicer,  the  Issuer  and the
Indenture  Trustee hereby  acknowledge  that the Master Servicer is acting as agent and bailee of the Indenture
Trustee in holding  amounts on deposit in the  Custodial  Account  pursuant  to Section  3.02 of the  Servicing
Agreement  that are  allocable  to the Home  Equity  Loans,  as well as the agent and  bailee of the  Indenture
Trustee in holding any Related  Documents  released to the Master  Servicer  pursuant to Section 3.06(c) of the
Servicing  Agreement,  and any other items constituting a part of the Trust Estate which from time to time come into the possession of the Master Servicer.  It is intended that, by the Master  Servicer's  acceptance of such agency pursuant to Section 3.02 of the Servicing  Agreement,  the Indenture  Trustee,  as a pledgee of the Home
Equity Loans,  will be deemed to have  possession of such Related  Documents,  such monies and such other items for purposes of Section  9-305 of the Uniform  Commercial  Code of the state in which such  property is held by the Master Servicer.

Section 3.15.  Investment  Company  Act.  The Issuer  shall not  become an  "investment  company"  or under the
"control"  of an  "investment  company" as such terms are  defined in the  Investment  Company Act of 1940,  as amended (or any  successor  or  amendatory  statute),  and the rules and  regulations  thereunder  (taking into account not only the general definition of the term "investment  company" but also any available  exceptions to such general definition);  provided,  however, that the Issuer shall be in compliance with this Section 3.15 if it shall have obtained an order  exempting it from  regulation as an  "investment  company" so long as it is in compliance with the conditions imposed in such order.

Section 3.16.  Issuer May  Consolidate,  etc.  (a) The Issuer shall not  consolidate  or merge with or into any other Person, unless:

(i)     the Person (if other than the Issuer)  formed by or surviving such  consolidation  or merger shall be a
Person  organized  and existing  under the laws of the United States of America or any state or the District of
Columbia  and shall  expressly  assume,  by an indenture  supplemental  hereto,  executed and  delivered to the
Indenture Trustee,  in form reasonably  satisfactory to the Indenture Trustee,  the due and punctual payment of the  principal  of  and  interest  on all  Notes  and  to  the  Certificate  Paying  Agent,  on  behalf  of the
Certificateholders  and the  performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

(ii)    immediately  after giving  effect to such  transaction,  no Event of Default shall have occurred and be continuing;

(iii)   the Issuer  receives  consent of the Credit  Enhancer and the Rating  Agencies  shall have notified the
Issuer that such transaction  shall not cause the rating of the Notes to be reduced,  suspended or withdrawn or to be considered by either Rating Agency to be below  investment  grade without taking into account the Group I and Group II Policy;

(iv)    the Issuer shall have received an Opinion of Counsel (and shall have  delivered  copies  thereof to the
Indenture  Trustee and the Credit  Enhancer)  to the effect that such  transaction  will not have any  material adverse tax consequence to the Issuer, any Noteholder or any Certificateholder;

(v)     any action that is  necessary  to maintain the lien and  security  interest  created by this  Indenture shall have been taken; and

(vi)    the Issuer shall have  delivered to the Indenture  Trustee an Officer's  Certificate  and an Opinion of
Counsel  each  stating  that such  consolidation  or merger and such  supplemental  indenture  comply with this
Article III and that all  conditions  precedent  herein  provided  for relating to such  transaction  have been complied with (including any filing required by the Exchange Act).

(b)     The Issuer shall not convey or transfer any of its  properties or assets,  including  those included in the Trust Estate, to any Person, unless:

(i)     the Person  that  acquires  by  conveyance  or  transfer  the  properties  and assets of the Issuer the conveyance  or  transfer  of which is  hereby  restricted  shall  (i) be a United  States  citizen  or a Person organized and existing  under the laws of the United States of America or any state,  (ii)  expressly  assumes, by an indenture  supplemental hereto,  executed and delivered to the Indenture Trustee, in form satisfactory to the  Indenture  Trustee,  the due and  punctual  payment of the  principal of and interest on all Notes and the performance  or  observance of every  agreement and covenant of this  Indenture on the part of the Issuer to be performed or observed,  all as provided herein, (iii) expressly agrees by means of such supplemental  indenture that all right,  title and interest so conveyed or transferred  shall be subject and  subordinate to the rights of Holders of the Notes,  (iv) unless otherwise  provided in such supplemental  indenture,  expressly agrees to indemnify,  defend and hold harmless the Issuer against and from any loss,  liability or expense  arising under or related to this  Indenture and the Notes and (v) expressly  agrees by means of such  supplemental  indenture that such  Person  (or if a group of  Persons,  then one  specified  Person)  shall make all  filings  with the
Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

(ii)    immediately  after  giving  effect to such  transaction,  no  Default  or Event of  Default  shall have occurred and be continuing;

(iii)   the Issuer  receives  consent of the Credit  Enhancer and the Rating  Agencies  shall have notified the
Issuer that such  transaction  shall not cause the rating of the Notes to be reduced,  suspended or  withdrawn, if determined without regard to the Policies;

(iv)    the Issuer shall have received an Opinion of Counsel (and shall have  delivered  copies  thereof to the
Indenture  Trustee and the Credit  Enhancer)  to the effect that such  transaction  will not have any  material adverse tax consequence to the Issuer or any Noteholder;

(v)     any action that is  necessary  to maintain the lien and  security  interest  created by this  Indenture shall have been taken; and

(vi)    the Issuer shall have  delivered to the Indenture  Trustee an Officer's  Certificate  and an Opinion of
Counsel  each  stating  that such  conveyance  or transfer  and such  supplemental  indenture  comply with this
Article III and that all  conditions  precedent  herein  provided  for relating to such  transaction  have been complied with (including any filing required by the Exchange Act).

Section 3.17.  Successor  or  Transferee.  (a) Upon any  consolidation  or merger of the  Issuer in  accordance with  Section  3.16(a),  the Person  formed by or  surviving  such  consolidation  or merger (if other than the
Issuer) shall succeed to, and be  substituted  for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

(b)     Upon a  conveyance  or  transfer  of all the assets and  properties  of the Issuer  pursuant to Section
3.16(b),  the Issuer will be released  from every  covenant and  agreement of this  Indenture to be observed or performed on the part of the Issuer with respect to the Notes  immediately  upon the delivery of written notice to the Indenture Trustee of such conveyance or transfer.

Section 3.18.  No  Other  Business.  The  Issuer  shall  not  engage  in any  business  other  than  financing, purchasing,  owning  and  selling  and  managing  the Home  Equity  Loans  and the  issuance  of the  Notes and
Certificates  in the  manner  contemplated  by  this  Indenture  and the  Basic  Documents  and all  activities incidental thereto.

Section 3.19.  No Borrowing.  The Issuer shall not issue, incur, assume,  guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes.

Section 3.20.  Guarantees,  Loans, Advances and Other Liabilities.  Except as contemplated by this Indenture or the other Basic Documents,  the Issuer shall not make any loan or advance or credit to, or guarantee  (directly or  indirectly  or by an  instrument  having the effect of assuring  another's  payment or  performance  on any obligation or capability of so doing or otherwise),  endorse or otherwise become contingently liable,  directly or indirectly,  in connection with the  obligations,  stocks or dividends of, or own,  purchase,  repurchase or acquire  (or  agree  contingently  to do so) any  stock,  obligations,  assets or  securities  of, or any other interest in, or make any capital contribution to, any other Person.

Section 3.21.  Capital  Expenditures.  The Issuer  shall not make any  expenditure  (by long- term or operating lease or otherwise) for capital assets (either realty or personalty).

Section 3.22.  Owner Trustee Not Liable for Certificates or Related  Documents.  The recitals  contained herein shall be taken as the  statements of the Depositor,  and the Owner Trustee  assumes no  responsibility  for the correctness  thereof.  The Owner Trustee makes no  representations  as to the validity or  sufficiency  of this
Indenture,  of any Basic  Document or of the  Certificates  (other than the  signatures of the Owner Trustee on the  Certificates)  or the Notes,  or of any Related  Documents.  The Owner  Trustee  shall at no time have any responsibility  or  liability  with respect to the  sufficiency  of the Trust Estate or its ability to generate the payments to be distributed to  Certificateholders  under the Trust Agreement or the Noteholders  under this
Indenture,  including,  the compliance by the Depositor or the Seller with any warranty or representation  made under any Basic  Document or in any related  document or the accuracy of any such  warranty or  representation, or any action of the  Certificate  Paying Agent,  the Certificate  Registrar or the Indenture  Trustee taken in the name of the Owner Trustee.

Section 3.23.  Restricted  Payments.  The Issuer  shall not,  directly or  indirectly,  (i) pay any dividend or make any  distribution  (by  reduction of capital or  otherwise),  whether in cash,  property,  securities or a combination  thereof,  to the Owner  Trustee or any owner of a  beneficial  interest in the Issuer or otherwise with  respect to any  ownership  or equity  interest or security in or of the Issuer,  (ii)  redeem,  purchase, retire or otherwise  acquire for value any such ownership or equity  interest or security or (iii) set aside or otherwise  segregate any amounts for any such purpose;  provided,  however,  that the Issuer may make, or cause to be made, (x)  distributions to the Owner Trustee and the  Certificateholders  as contemplated by, and to the extent funds are available for such purpose under the Trust  Agreement and (y) payments to the Master  Servicer pursuant to the terms of the Servicing  Agreement.  The Issuer will not, directly or indirectly,  make payments to or  distributions  from the Custodial  Account except in accordance  with this Indenture and the other Basic
Documents.

Section 3.24.  Notice of Events of Default.  The Issuer shall give the Indenture  Trustee,  the Credit Enhancer and the  Rating  Agencies  prompt  written  notice  of each  Event of  Default  hereunder  and  under the Trust
Agreement.

Section 3.25.  Further  Instruments  and Acts. Upon request of the Indenture  Trustee,  the Issuer will execute and deliver such further  instruments  and do such  further  acts as may be  reasonably  necessary or proper to carry out more effectively the purpose of this Indenture.

Section 3.26.  Statements to  Noteholders.  On each Payment Date,  the  Indenture  Trustee and the  Certificate
Registrar  shall  forward by mail to each  Noteholder  or make  available on its website  initially  located at
"www.jpmorgan.com/sfr" and Certificateholder,  respectively, the statement delivered to it, on the Business Day following the related Determination Date pursuant to Section 4.01 of the Servicing Agreement.

Section 3.27.  Determination  of Note Rates.  On the second LIBOR  Business Day  immediately  preceding (i) the
Closing  Date in the case of the first  Interest  Period  and (ii) the first  day of each  succeeding  Interest
Period,  the  Indenture  Trustee  shall  determine  LIBOR and the Note Rates for the Class  A-I-1 Notes and the
Class II Notes for such Interest  Period and shall inform the Issuer,  the Master Servicer and the Depositor at their respective facsimile numbers given to the Indenture Trustee in writing.

Section 3.28.  Payments  under  the Group I and Group II  Policy.  (a) On or prior to 12:00  noon New York City time on the second  Business Day before any Payment Date,  the  Indenture  Trustee shall make a draw on each of the Group I Policy and the Group II Policy,  in an amount,  if any, equal to the Deficiency Amount with respect to the  Class I Notes  and the  Deficiency  Amount  with  respect  to the  Class II  Notes,  respectively.  For purposes of the foregoing,  amounts in the Payment Account available for interest  distributions on the Class I
Notes and the Class II Notes on any  Payment  Date shall be deemed to include all  amounts  distributed  on the
Home  Equity  Loans in Loan Group I, in the case of the Class I Notes and all amounts  distributed  on the Home
Equity Loans in Loan Group II, in the case of the Class II Notes for such  Payment  Date,  in each case,  other than  the  Principal  Collection  Distribution  Amount  distributed  thereon.  In  addition,  (x) on the  Final
Scheduled  Payment Date for each Class of Class I Notes,  the Indenture  Trustee shall make a draw on the Group
I Policy in the  amount by which the  Security  Balances  on the  applicable  Class or Classes of Class I Notes exceeds the payments  otherwise  available  to be made to the Holders  thereof on the Final  Scheduled  Payment
Date and (y) on the Final  Scheduled  Payment Date for the Class II Notes,  the Indenture  Trustee shall make a draw on the  Group II  Policy  in the  amount by which the  Security  Balances  on Class II Notes  exceeds  the payments otherwise available to be made to the Holders thereof on the Final Scheduled Payment Date.

(b)     The Indenture  Trustee shall submit, if a Deficiency Amount is specified in any statement to Holders of the Class I Notes or Class II Notes prepared by the Master  Servicer  pursuant to Section 4.01 of the Servicing
Agreement and timely delivered to the Indenture  Trustee,  the notice (in the form attached as Exhibit A to the
Group I Policy  and Group II Policy) in the amount of the  Deficiency  Amount to the Credit  Enhancer  no later than 12:00 noon,  New York City time, on the second  Business Day prior to the  applicable  Payment Date.  Upon receipt of such  Deficiency  Amount in accordance  with the terms of the Group I Policy or Group II Policy,  as
applicable,   the  Indenture  Trustee  shall  deposit  such  Deficiency  Amount  in  the  Payment  Account  for distribution to the Class I Noteholders or the Class II Noteholders, as applicable,  pursuant to Section 3.05.

Section 3.29.  Additional Representations of the Issuer.

(a)     This  Indenture  creates a valid and continuing  security  interest (as defined in the New York UCC) in the Mortgage Notes in favor of the Indenture  Trustee,  which security interest is prior to all other Liens
    (except  as  expressly  permitted  otherwise  in this  Indenture),  and is  enforceable  as such as against creditors of and purchasers from the Issuer.

(b)     The Mortgage  Notes  constitute  "instruments"  within the meaning of the New York UCC and the Delaware
    UCC.

(c)     The Issuer owns and has good and  marketable  title to the Mortgage Notes free and clear of any Lien of any Person.

(d)     The original  executed copy of each mortgage Note (except for any Mortgage Note with respect to which a
    Lost Note Affidavit has been delivered to the Custodian) has been delivered to the Custodian.

(e)     The Issuer has  received a written  acknowledgment  from the  Custodian  that the  Custodian  is acting solely as agent of the Indenture Trustee for the benefit of the Noteholders.

(f)     Other than the security  interest  granted to the Indenture  Trustee  pursuant to this  Indenture,  the
    Issuer has not pledged,  assigned,  sold,  granted a security interest in, or otherwise conveyed any of the
    Mortgage  Notes.  The Issuer has not authorized the filing of and is not aware of any financing  statements against the Issuer that include a  description  of  collateral  covering the Mortgage  Notes other than any financing  statement  relating to the security  interest granted to the Indenture  Trustee hereunder or any security  interest  that has been  terminated.  The Issuer is not aware of any judgment or tax lien filings against the Issuer.

(g)     None of the Mortgage Notes has any marks or notations indicating that they have been pledged,  assigned or  otherwise  conveyed to any Person other than the  Indenture  Trustee,  except for (i) any  endorsements that  are part of a  complete  chain  of  endorsements  from the  originator  of the  Mortgage  Note to the
    Indenture  Trustee,  and (ii) any marks or  notations  pertaining  to Liens  that have been  terminated  or released.

ARTICLE IV

                              The Notes; Satisfaction and Discharge of Indenture.

Section 4.01.  The Notes;  Increase of Maximum Variable  Funding Balance;  Variable Funding Notes. (a) The Term
Notes shall be registered in the name of a nominee  designated by the Depository.  Beneficial  Owners will hold interests  in the Class A Notes as set forth in Section  4.06 herein in minimum  initial  Security  Balances of
$100,000  and  integral  multiples  of $1 in  excess  thereof.  The  Capped  Funding  Notes  will be  issued as definitive  notes in fully  registered  form in minimum  initial  Security  Balances  of $10,000  and  integral multiples of $1 in excess  thereof,  together with any additional  amount  necessary to cover (i) the aggregate initial  Security  Balance of the Capped Funding Notes  surrendered  at the time of the initial  denominational exchange  thereof (with such initial  Security  Balance in each case being deemed to be the Security Balance of the Capped  Funding Notes at the time of such initial  denominational  exchange  thereof) or (ii) the aggregate initial Security Balance of any Capped Funding Notes issued in an exchange described in subsection (d) below.

        The  Indenture  Trustee may for all purposes  (including  the making of payments due on the Notes) deal with the Depository as the authorized  representative  of the Beneficial  Owners with respect to the Term Notes for the purposes of exercising  the rights of Holders of Term Notes  hereunder.  Except as provided in the next succeeding  paragraph  of this Section  4.01,  the rights of  Beneficial  Owners with respect to the Term Notes shall be limited to those  established by law and agreements  between such Beneficial Owners and the Depository and Depository  Participants.  Except as provided in Section 4.08,  Beneficial  Owners shall not be entitled to definitive  certificates  for the  Term  Notes  as to  which  they  are the  Beneficial  Owners.  Requests  and directions  from, and votes of, the Depository as Holder of the Term Notes shall not be deemed  inconsistent if they are made with respect to different  Beneficial  Owners.  The Indenture  Trustee may establish a reasonable record date in connection with  solicitations  of consents from or voting by Noteholders and give notice to the
Depository  of such record  date.  Without the consent of the Issuer and the  Indenture  Trustee,  no Term Note
may be  transferred by the Depository  except to a successor  Depository  that agrees to hold such Note for the account of the Beneficial Owners.

        In the event the Depository  Trust Company resigns or is removed as Depository,  the Indenture  Trustee with the  approval  of the Issuer may appoint a  successor  Depository.  If no  successor  Depository  has been appointed  within 30 days of the effective date of the  Depository's  resignation or removal,  each  Beneficial
Owner shall be entitled to certificates  representing the Notes it beneficially  owns in the manner  prescribed in Section 4.08.

        The Notes shall, on original  issue,  be executed on behalf of the Issuer by the Owner Trustee,  not in its individual  capacity but solely as Owner Trustee,  authenticated by the Note Registrar and delivered by the
Indenture Trustee to or upon the order of the Issuer.

(b)     On each Payment Date, the aggregate  Security  Balance of the Variable Funding Notes shall be increased by an amount  equal to the Group II  Additional  Balance  Differential  for such Payment  Date,  subject to the
Maximum  Variable  Funding Balance and the terms and conditions set forth below.  The Maximum  Variable Funding
Balance may be increased as provided in Section 9.01(a)(viii).

(c)     The Variable  Funding Notes issued on the Closing Date shall bear the Designation  "VFN-1" and each new
Variable  Funding Note for such Class of Variable Funding Note will bear sequential  numerical  designations in the order of their issuance.

(d)     Subject to the following  conditions,  the Variable Funding Notes may be exchanged  pursuant to Section
4.02 for one or more Capped  Funding  Notes.  Prior to any such  exchange,  the party  requesting  the exchange must provide an Opinion of Counsel,  addressed to the Credit  Enhancer,  the Issuer and the Indenture  Trustee,
to the effect that the Capped  Funding Notes shall qualify for federal income tax purposes as  indebtedness  of the Issuer and the Issuer  will not be  characterized  as an  association  (or a publicly  traded  partnership)
taxable as a  corporation  or a taxable  mortgage  pool within the meaning of Section  7701(i) of the Code.  If required by the Opinion of Counsel,  the Capped  Funding Notes may be issued  concurrently  with a reduction in the Security  Balance of the Variable  Funding Notes and an equivalent  increase in the Security Balance of the
Certificates,  pursuant to Section 3.12 of the Trust  Agreement.  Upon  receipt of the Opinion of Counsel,  the
Indenture  Trustee shall issue the Capped Funding Notes with a Security  Balance equal to the Security  Balance permitted under such Opinion of Counsel,  in minimum  denominations  as set forth in subsection (a) above.  The
Capped Funding Notes shall bear the designation  "Capped" in addition to any other applicable  designation.  In connection  with such  exchange,  any Security  Balance not  represented  by either a Capped Funding Note or an increase in the Security  Balance of the  Certificates  referred to above shall result in the issuance of a new
Variable  Funding  Note having an initial  Security  Balance  equal to the excess of the  outstanding  Security
Balance of the Variable Funding Note so surrendered  over the initial  Security  Balances of the related Capped
Funding  Notes and an increase in the Security  Balance of the  Certificates  referred to above.  The Indenture
Trustee and the Issuer agree to  cooperate  with each other and the party  requesting  the exchange of Variable
Funding Notes for Capped Funding Notes,  the Credit Enhancer,  the Depositor,  the Seller and the Owner Trustee
and to cause no  unreasonable  delay in issuing  Capped  Funding  Notes in  connection  with this  Section  and
Section 3.12 of the Trust Agreement.

Section 4.02.  Registration of and  Limitations on Transfer and Exchange of Notes;  Appointment of Certificate
Registrar.  (a)       The Issuer shall cause to be kept at the  Indenture  Trustee's  Corporate  Trust Office a
Note Register in which,  subject to such reasonable  regulations as it may prescribe,  the Note Registrar shall provide for the registration of Notes and of transfers and exchanges of Notes as herein provided.

        (b)    Subject to the restrictions and limitations set forth below,  upon surrender for registration of transfer of any Note at the Corporate  Trust  Office,  the Issuer shall  execute and the Note  Registrar  shall authenticate  and deliver,  in the name of the designated  transferee or transferees,  one or more new Notes in authorized initial Security Balances evidencing the same aggregate Percentage Interests.

        (c)    No Variable Funding Note,  other than any Capped Funding Notes,  may be transferred.  Subject to the provisions  set forth below,  Capped  Funding Notes may be  transferred,  provided that with respect to the initial  transfer thereof by the Seller,  prior written  notification of such transfer shall have been given to the Rating Agencies and to the Credit Enhancer by the Seller.

        (d)    No transfer,  sale,  pledge or other  disposition  of a Capped Funding Note shall be made unless such  transfer,  sale,  pledge  or other  disposition  is  exempt  from the  registration  requirements  of the
Securities Act of 1933, as amended,  and any applicable  state  securities  laws or is made in accordance  with said Act and laws. In the event of any such  transfer,  the  Indenture  Trustee or the Issuer shall require the transferee to execute either (i)(a) an investment  letter in substantially  the form attached hereto as Exhibit
B (or in such form and  substance  reasonably  satisfactory  to the  Indenture  Trustee and the  Issuer)  which investment letters shall not be an expense of the Trust, the Owner Trustee,  the Indenture Trustee,  the Master
Servicer,  the  Depositor or the Issuer and which  investment  letter  states that,  among other  things,  such transferee (a) is a "qualified  institutional  buyer" as defined under Rule 144A, acting for its own account or the accounts of other  "qualified  institutional  buyers" as defined under Rule 144A, and (b) is aware that the proposed  transferor  intends to rely on the exemption from registration  requirements under the Securities Act of 1933,  as  amended,  provided  by Rule 144A or (ii)(a) a written  Opinion of Counsel  (which may be in-house counsel)  acceptable  to and in form and substance  reasonably  satisfactory  to the Indenture  Trustee and the
Issuer that such transfer may be made pursuant to an exemption,  describing  the  applicable  exemption and the basis  therefor,  from said Act and laws or is being  made  pursuant  to said Act and laws,  which  Opinion  of
Counsel  shall not be an expense of the  Indenture  Trustee or the Issuer and (b) the  Indenture  Trustee shall require the  transferee  executes an investment  letter in  substantially  the form of Exhibit C hereto and the transferor  executes a representation  letter,  substantially in the form of Exhibit D hereto acceptable to and in form and  substance  reasonably  satisfactory  to the Issuer and the  Indenture  Trustee  certifying  to the
Issuer and the Indenture Trustee the facts  surrounding such transfer,  which investment letter shall not be an expense of the  Indenture  Trustee or the Issuer.  The Holder of a Capped  Funding Note desiring to effect such transfer shall, and does hereby agree to, indemnify the Indenture  Trustee,  the Credit Enhancer and the Issuer
against any liability  that may result if the transfer is not so exempt or is not made in accordance  with such federal and state laws.  In addition,  any  Noteholder  of a Capped  Funding  Note  desiring to effect any such transfer shall deliver,  if any private placement  memorandum or other offering document prepared in connection with the  offering  of such  Capped  Funding  Notes  specifies  that such  delivery  will be  required,  to the
Indenture  Trustee  and the  Master  Servicer,  either  (i) a  certificate  substantially  to the effect of the certification  set forth in Exhibit G to the Trust Agreement or (ii) an Opinion of Counsel that  establishes to the  satisfaction  of the  Indenture  Trustee and the Master  Servicer  that the  purchase of  Certificates  is permissible  under  applicable  law, will not  constitute or result in any  non-exempt  prohibited  transaction under ERISA or Section 4975 of the Code and will not subject the  Indenture  Trustee or the Master  Servicer to any obligation or liability  (including  obligations or liabilities under ERISA or Section 4975 of the Code) in addition  to those  undertaken  in this  Indenture,  which  Opinion of  Counsel  shall not be an expense of the
Indenture  Trustee  or the Master  Servicer.  Notwithstanding  the  foregoing,  the  restrictions  on  transfer specified in this  paragraph are not  applicable to any Capped  Funding Notes that have been  registered  under the Securities Act of 1933 pursuant to Section 2.4 of the Purchase Agreement.

        (e)(i) In  the  case  of  any  Class  I Note  or  Class  A-II  Note  (each  such  Note,  a  "Book-Entry
Non-Restricted  Note")  presented for  registration  in the name of any Person,  such Person shall be deemed to have represented to the Indenture  Trustee,  the Depositor and the Master Servicer that (A) the Person is not a
Plan  Investor,  or (B) the  acquisition  of the Note by that  Person  does not  constitute  or give  rise to a prohibited  transaction  under  Section  406 of ERISA or  Section  4975 of the  Code  for  which no  statutory, regulatory or administrative exemption is available.

        (ii)   (A) If any Class I Note or Class A-II Note (or any  interest  therein)  is  acquired  or held in violation  of the  provisions  of  clause  (e)(i)  above,  then the last  preceding  Transferee  that is not in violation of the  provisions of clause (e)(i) above shall be restored,  to the extent  permitted by law, to all rights and  obligations  as Note Owner  thereof  retroactive  to the date of such  Transfer of such  Book-Entry
Non-Restricted  Note.  The Indenture  Trustee shall be under no liability to any Person for making any payments due on such Note to such preceding Transferee.

        (iii)  Any Person  investing  assets of a Plan may not acquire any Note or any interest  therein if the
Depositor,  the Master Servicer,  the Indenture Trustee, the Owner Trustee or any affiliates of any such person
(A) has  investment  or  administrative  discretion  with  respect to those plan  assets of such Plan;  (B) has authority or  responsibility  to give or regularly  gives  investment  advice with respect to those plan assets for a fee and  pursuant to an  agreement or  understanding  that such advice will serve as a primary  basis for investment  decisions  with respect to those plan assets and will be based on the particular  investment  needs for the Plan; or (C) unless United States  Department of Labor  Prohibited  Transaction  Class  Exemption 90-1,
91-38 or 95-60 applies, is an employer maintaining or contributing to the Plan.

        (iv)   Any purported  Beneficial  Owner whose  acquisition or holding of any Book-Entry  Non-Restricted
Note (or  interest  therein)  was effected in violation  of the  restrictions  in this  Section  4.02(e)  shall indemnify and hold harmless the Depositor,  the Indenture Trustee,  the Underwriter,  the Master Servicer,  any
Subservicer,  and the Trust from and against any and all  liabilities,  claims,  costs or expenses  incurred by such parties as a result of such acquisition or holding.

        (f)    Subject to the  foregoing,  at the option of the  Noteholders,  Notes may be exchanged for other
Notes of like tenor,  in each case in  authorized  initial  Security  Balances  evidencing  the same  aggregate
Percentage  Interests  upon  surrender of the Notes to be exchanged at the  Corporate  Trust Office of the Note
Registrar.  With respect to any  surrender  of Capped  Funding  Notes for  exchange the new Notes  delivered in exchange  therefor  will bear the  designation  "Capped"  in  addition  to any other  applicable  designations.
Whenever  any Notes  are so  surrendered  for  exchange,  the  Indenture  Trustee  shall  execute  and the Note
Registrar  shall  authenticate  and deliver the Notes which the  Noteholder  making the exchange is entitled to receive.  Each Note presented or  surrendered  for  registration  of transfer or exchange shall (if so required by the Note  Registrar)  be duly  endorsed by, or be  accompanied  by a written  instrument of transfer in form reasonably  satisfactory  to the Note  Registrar  duly  executed by, the Holder  thereof or his  attorney  duly authorized in writing with such signature  guaranteed by a commercial  bank or trust company  located or having a  correspondent  located in the city of New York.  Notes  delivered  upon any such  transfer or exchange  will evidence  the  same  obligations,  and will be  entitled  to the  same  rights  and  privileges,  as the  Notes surrendered.

        (g)    No service charge shall be imposed for any  registration  of transfer or exchange of Notes,  but the Note Registrar shall require  payment of a sum sufficient to cover any tax or governmental  charge that may be imposed in connection with any registration of transfer or exchange of Notes.

        (h)    All Notes  surrendered for  registration of transfer and exchange shall be cancelled by the Note
Registrar and delivered to the Indenture  Trustee for subsequent  destruction  without liability on the part of either.

        (i)    The Issuer  hereby  appoints  the  Indenture  Trustee as  Certificate  Registrar  to keep at its
Corporate  Trust  Office a  Certificate  Register  pursuant to Section  3.09 of the Trust  Agreement  in which, subject to such reasonable  regulations as it may prescribe,  the  Certificate  Registrar shall provide for the registration  of  Certificates  and of transfers  and exchanges  thereof  pursuant to Section 3.05 of the Trust
Agreement.  The Indenture Trustee hereby accepts such appointment.

Section 4.03.  Mutilated,  Destroyed,  Lost or Stolen Notes.  If (i) any mutilated  Note is  surrendered to the
Indenture Trustee,  or the Indenture Trustee receives evidence to its satisfaction of the destruction,  loss or theft of any Note,  and (ii) there is delivered to the  Indenture  Trustee such security or indemnity as may be required by it to hold the Issuer and the  Indenture  Trustee  harmless,  then, in the absence of notice to the
Issuer,  the  Note  Registrar  or the  Indenture  Trustee  that  such  Note has been  acquired  by a bona  fide purchaser,  and provided that the  requirements  of Section 8-405 of the UCC are met, the Issuer shall execute, and upon its request the Indenture  Trustee shall  authenticate and deliver,  in exchange for or in lieu of any such mutilated,  destroyed, lost or stolen Note, a replacement Note of the same class; provided,  however, that if any such destroyed,  lost or stolen Note, but not a mutilated  Note,  shall have become or within seven days shall be due and payable,  instead of issuing a replacement  Note, the Issuer may pay such  destroyed,  lost or stolen Note when so due or payable  without  surrender  thereof.  If,  after the  delivery of such  replacement
Note or payment of a destroyed,  lost or stolen Note pursuant to the proviso to the preceding sentence,  a bona fide  purchaser of the original  Note in lieu of which such  replacement  Note was issued  presents for payment such original Note,  the Issuer and the Indenture  Trustee shall be entitled to recover such  replacement  Note
(or such  payment) from the Person to whom it was  delivered or any Person  taking such  replacement  Note from such Person to whom such  replacement  Note was  delivered or any  assignee of such Person,  except a bona fide purchaser,  and shall be entitled to recover upon the security or indemnity  provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

        Upon the issuance of any  replacement  Note under this Section 4.03, the Issuer may require the payment by the  Holder  of such Note of a sum  sufficient  to cover any tax or other  governmental  charge  that may be imposed  in  relation  thereto  and any other  reasonable  expenses  (including  the fees and  expenses  of the
Indenture Trustee) connected therewith.

        Every  replacement  Note  issued  pursuant  to this  Section  4.03  in  replacement  of any  mutilated, destroyed,  lost or stolen Note shall constitute an original additional  contractual  obligation of the Issuer, whether or not the mutilated,  destroyed,  lost or stolen Note shall be at any time enforceable by anyone,  and shall be entitled to all the  benefits of this  Indenture  equally and  proportionately  with any and all other
Notes duly issued hereunder.

        The  provisions of this Section 4.03 are exclusive and shall  preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

Section 4.04.  Persons Deemed Owners.  Prior to due presentment  for  registration of transfer of any Note, the
Issuer,  the Indenture  Trustee,  the Credit Enhancer and any agent of the Issuer or the Indenture  Trustee may treat the Person in whose name any Note is  registered  (as of the day of  determination)  as the owner of such
Note for the purpose of  receiving  payments of  principal  of and  interest,  if any, on such Note and for all other purposes  whatsoever,  whether or not such Note be overdue, and none of the Issuer, the Indenture Trustee or any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

Section 4.05.  Cancellation.  All  Notes  surrendered  for  payment,  registration  of  transfer,  exchange  or redemption  shall,  if  surrendered  to any Person  other  than the  Indenture  Trustee,  be  delivered  to the
Indenture  Trustee  and shall be  promptly  cancelled  by the  Indenture  Trustee.  The  Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously  authenticated  and delivered  hereunder which the Issuer may have  acquired  in any manner  whatsoever,  and all Notes so  delivered  shall be promptly cancelled by the Indenture  Trustee.  No Notes shall be  authenticated  in lieu of or in exchange for any Notes cancelled as provided in this Section  4.05,  except as expressly  permitted by this  Indenture.  All cancelled
Notes may be held or  disposed  of by the  Indenture  Trustee in  accordance  with its  standard  retention  or disposal  policy as in effect at the time  unless the Issuer  shall  direct by an Issuer  Request  that they be destroyed or returned to it; provided  however,  that such Issuer Request is timely and the Notes have not been previously disposed of by the Indenture Trustee.

Section 4.06.  Book-Entry  Notes.  The Term Notes shall  initially  be issued as one or more Term Notes held by the  Book-Entry  Custodian or, if appointed to hold such Term Notes as provided  below,  the  Depository  Trust
Company,  the initial  Depository,  and  registered  in the name of its nominee  Cede & Co.  Except as provided below,  registration  of such Term Notes may not be  transferred  by the  Indenture  Trustee  except to another
Depository  that agrees to hold such Term Notes for the respective  Beneficial  Owners.  The Indenture  Trustee is hereby  initially  appointed as the  Book-Entry  Custodian  and hereby  agrees to act as such in  accordance herewith and in accordance  with the agreement that it has with the  Depository  authorizing it to act as such.
The  Book-Entry  Custodian  may, and, if it is no longer  qualified to act as such,  the  Book-Entry  Custodian shall,  appoint, by a written instrument delivered to the Depositor,  the Master Servicer and, if the Indenture
Trustee is not the  Book-Entry  Custodian,  the Indenture  Trustee,  any other  transfer  agent  (including the
Depository  or  any  successor  Depository)  to  act as  Book-Entry  Custodian  under  such  conditions  as the predecessor  Book-Entry Custodian and the Depository or any successor  Depository may prescribe,  provided that the predecessor  Book-Entry  Custodian shall not be relieved of any of its duties or responsibilities by reason of any new  appointment,  except  if the  Depository  is the  successor  to the  Book-Entry  Custodian.  If the
Indenture  Trustee resigns or is removed in accordance with the terms hereof,  the successor  trustee or, if it so elects, the Depository shall immediately succeed to its predecessor's  duties as Book-Entry  Custodian.  The
Depositor  shall have the right to inspect,  and to obtain copies of, any Term Notes held as  Book-Entry  Notes by the Book-Entry  Custodian.  No Beneficial Owner will receive a Definitive Note  representing such Beneficial
Owner's  interest  in such Note,  except as  provided  in Section  4.08.  Unless  and until  definitive,  fully registered Notes (the "Definitive Notes") have been issued to Beneficial Owners pursuant to Section 4.08:

(i)     the provisions of this Section 4.06 shall be in full force and effect;

(ii)    the Note  Registrar and the Indenture  Trustee  shall be entitled to deal with the  Depository  for all purposes of this  Indenture  (including the payment of principal of and interest on the Notes and the giving of instructions  or directions  hereunder)  as the sole holder of the Term Notes,  and shall have no obligation to the Owners of Term Notes;

(iii)   to the extent that the  provisions  of this Section 4.06  conflict  with any other  provisions  of this
Indenture, the provisions of this Section 4.06 shall control;

(iv)    the rights of Beneficial  Owners shall be exercised only through the Depository and shall be limited to those  established  by law and  agreements  between  such  Owners of Term Notes and the  Depository  and/or the
Depository  Participants.  Unless and until  Definitive  Term Notes are issued  pursuant to Section  4.08,  the initial  Depository will make book-entry  transfers among the Depository  Participants and receive and transmit payments of principal of and interest on the Notes to such Depository Participants; and

(v)     whenever this Indenture  requires or permits actions to be taken based upon  instructions or directions of Holders of Term Notes  evidencing a specified  percentage  of the Security  Balances of the Term Notes,  the
Depository  shall be deemed to represent such percentage  only to the extent that it has received  instructions to such effect from Beneficial  Owners and/or  Depository  Participants  owning or representing,  respectively, such required  percentage of the beneficial  interest in the Term Notes and has delivered such  instructions to the Indenture Trustee.

Section 4.07.  Notices to  Depository.  Whenever a notice or other  communication  to the Term Note  Holders is required  under this  Indenture,  unless and until  Definitive  Term Notes shall have been issued to Beneficial
Owners  pursuant  to Section  4.08,  the  Indenture  Trustee  shall give all such  notices  and  communications specified  herein to be given to Holders of the Term Notes to the  Depository,  and shall have no obligation to the Beneficial Owners.

Section 4.08.  Definitive  Notes.  If (i) the  Depositor  advises  the  Indenture  Trustee in writing  that the
Depository is no longer  willing or able to properly  discharge its  responsibilities  with respect to the Term
Notes and the Depositor is unable to locate a qualified  successor,  (ii) the Depositor notifies the Depository of its intent to terminate the book-entry  system and, upon receipt of a notice of intent from the  Depository, the participants  holding beneficial  interest in the book-entry notes agree to initiate a termination or (iii)
after  the  occurrence  of an  Event  of  Default,  Owners  of Term  Notes  representing  beneficial  interests aggregating  at least a majority of the Security  Balances of the Term Notes advise the  Depository  in writing that the  continuation of a book-entry  system through the Depository is no longer in the best interests of the
Beneficial  Owners,  then the Depository  shall notify all Beneficial  Owners and the Indenture  Trustee of the
occurrence of any such event and of the availability of Definitive Term Notes to Beneficial  Owners  requesting the same. Upon surrender to the Indenture  Trustee of the typewritten  Term Notes  representing  the Book-Entry
Notes by the Book-Entry Custodian or the Depository, as applicable,  accompanied by registration  instructions, the Issuer shall execute and the Indenture  Trustee shall  authenticate the Definitive Term Notes in accordance with the  instructions  of the  Depository.  None of the Issuer,  the Note  Registrar or the Indenture  Trustee
shall be liable for any delay in  delivery  of such  instructions  and may  conclusively  rely on, and shall be protected in relying on, such  instructions.  Upon the issuance of  Definitive  Notes,  the  Indenture  Trustee shall recognize the Holders of the Definitive Notes as Noteholders.

        In addition,  if an Event of Default has occurred and is continuing,  each Beneficial  Owner materially adversely  affected  thereby may at its option request a Definitive Note  evidencing  such  Beneficial  Owner's
Percentage  Interest  in the related  Class of Notes.  In order to make such  request,  such  Beneficial  Owner shall,  subject  to the  rules  and  procedures  of the  Depository,  provide  the  Depository  or the  related
Depository  Participant  with  directions  for the Note  Registrar  to  exchange  or cause the  exchange of the
Beneficial  Owner's interest in such Class of Notes for an equivalent  Percentage  Interest in fully registered definitive  form.  Upon receipt by the Note Registrar of  instructions  from the Depository  directing the Note
Registrar to effect such exchange (such  instructions to contain  information  regarding the Class of Notes and the Security Balance being exchanged,  the Depository  Participant account to be debited with the decrease, the registered holder of and delivery  instructions for the Definitive Note, and any other  information  reasonably required by the Note  Registrar),  (i) the Note  Registrar  shall instruct the Depository to reduce the related
Depository  Participant's  account by the aggregate  Security  Balance of the Definitive  Note, (ii) the Issuer
shall execute and the Note Registrar shall  authenticate  and deliver,  in accordance with the registration and delivery  instructions  provided by the  Depository,  a Definitive  Note  evidencing  such  Beneficial  Owner's
Percentage  Interest in such Class of Notes and (iii) the Issuer  shall  execute and the Note  Registrar  shall authenticate a new Book-Entry  Note  reflecting the reduction in the aggregate  Security  Balance of such Class of Notes by the amount of the Definitive Notes.

Section 4.09.  Tax Treatment.  The Issuer has entered into this Indenture,  and the Notes will be issued,  with the intention  that,  for federal,  state and local  income,  single  business and franchise tax purposes,  the
Notes  (exclusive of the right to payment of any Group I Net WAC Shortfall) will be treated as indebtedness for purposes of such taxes and in addition,  for federal tax  purposes,  the Class I Notes  (exclusive of the right to payment of any Group I Net WAC  Shortfall)  will  qualify as regular  interests in a REMIC as defined in the
Code. The Issuer,  by entering into this  Indenture,  and each  Noteholder,  by its acceptance of its Note (and each Beneficial Owner by its acceptance of an interest in the applicable  Book-Entry Note),  agree to treat the
Notes  (exclusive  of the right to  payment  of any Group I Net WAC  Shortfall)  for  federal,  state and local income,  single  business  and  franchise  tax  purposes  as  indebtedness  for  purposes  of such taxes and in addition,  for the Class I Notes  (exclusive  of the right to  payment  of any Group I Net WAC  Shortfall),  as regular  interests in a REMIC as defined in the Code.  The Issuer  intends that,  for federal,  state and local income,  single business and franchise tax purposes,  the Class I Notes right to the payment of any Group I Net
WAC  Shortfall  will be treated  as a Notional  Principal  Contract,  and the  Issuer,  by  entering  into this
Indenture,  and each  Class I  Noteholder,  by its  acceptance  of its Note (and each  Beneficial  Owner by its acceptance of an interest in the  applicable  Book-Entry  Note),  agree to treat the right of the Class I Notes to payment of any Group I Net WAC Shortfall as a Notional Principal Contract for such purposes.

Section 4.10.  Satisfaction  and Discharge of Indenture.  This  Indenture  shall cease to be of further  effect with respect to the Notes except as to (i) rights of registration of transfer and exchange,  (ii)  substitution of mutilated,  destroyed,  lost or stolen Notes,  (iii) rights of Noteholders to receive  payments of principal thereof and interest  thereon,  (iv) Sections 3.03,  3.04,  3.06,  3.09,  3.16,  3.18 and 3.19, (v) the rights, obligations and immunities of the Indenture  Trustee  hereunder  (including the rights of the Indenture Trustee under  Section 6.07 and the  obligations  of the  Indenture  Trustee under Section 4.11) and (vi) the rights of
Noteholders  as  beneficiaries  hereof with  respect to the property so deposited  with the  Indenture  Trustee payable to all or any of them,  and the  Indenture  Trustee,  on demand of and at the  expense  of the  Issuer, shall execute proper  instruments  acknowledging  satisfaction  and discharge of this Indenture with respect to the Notes, when

               (A)    either

               (1)    all Notes  theretofore  authenticated  and delivered (other than (i) Notes that have been destroyed,  lost or stolen and that have been  replaced or paid as  provided  in Section  4.03 and (ii)
        Notes for whose payment money has  theretofore  been deposited in trust or segregated and held in trust by the Issuer and  thereafter  repaid to the Issuer or  discharged  from such  trust,  as  provided  in
        Section 3.03) have been delivered to the Indenture Trustee for cancellation; or

               (2)    all Notes not theretofore delivered to the Indenture Trustee for cancellation

                      a.     have become due and payable,

                      b.     will become due and payable at the Final  Scheduled  Payment Date within one year,
               or

                      c.     have been declared immediately due and payable pursuant to Section 5.02.

and the  Issuer,  in the  case of a. or b.  above,  has  irrevocably  deposited  or  caused  to be  irrevocably deposited with the Indenture  Trustee cash or direct  obligations  of or  obligations  guaranteed by the United
States of America  (which will mature prior to the date such amounts are  payable),  in trust for such purpose, in an amount  sufficient to pay and  discharge  the entire  indebtedness  on such Notes and  Certificates  then outstanding  not  theretofore  delivered  to the  Indenture  Trustee  for  cancellation  when due on the  Final
Scheduled Payment Date;

               (B)    the Issuer has paid or caused to be paid all other sums payable  hereunder  and under the
        Insurance Agreement by the Issuer; and

               (C)    the Issuer has  delivered to the Indenture  Trustee and the Credit  Enhancer an Officer's
        Certificate  and an Opinion of Counsel,  each meeting the applicable  requirements of Section 10.01 and each stating that all  conditions  precedent  herein  provided  for  relating to the  satisfaction  and discharge  of this  Indenture  have been  complied  with and,  if the  Opinion of Counsel  relates to a deposit made in  connection  with Section  4.10(A)(2)b.  above,  such opinion  shall  further be to the effect that such  deposit  will not have any  material  adverse  tax  consequences  to the Issuer,  any
        Noteholders or any Certificateholders.

Section 4.11.  Application  of Trust  Money.  All monies  deposited  with the  Indenture  Trustee  pursuant  to
Section 4.10 hereof shall be held in trust and applied by it, in  accordance  with the  provisions of the Notes and this Indenture,  to the payment,  either directly or through any Paying Agent or Certificate  Paying Agent, as the  Indenture  Trustee  may  determine,  to the  Holders of  Securities,  of all sums due and to become due thereon for  principal  and  interest;  but such monies need not be  segregated  from other funds except to the extent required herein or required by law.

Section 4.12.  Subrogation and Cooperation.  The Issuer and the Indenture  Trustee  acknowledge that (i) to the extent the Credit  Enhancer  makes  payments under the Group I Policy on account of principal of or interest on the Group I Loans,  the Credit  Enhancer will be fully  subrogated to the rights of the Class I Noteholders  to receive  such  principal  and interest  from the Group I Loans,  (ii) to the extent the Credit  Enhancer  makes payments  under the Group II Policy on account of  principal  of or interest on the Group II Loans,  the Credit
Enhancer  will be fully  subrogated  to the rights of the Class II  Noteholders  to receive such  principal and interest from the Group II Loans and (iii) the Credit  Enhancer  shall be paid such  principal and interest but only from the sources  and in the manner  provided  herein and in the  Insurance  Agreement  for the payment of such principal and interest.

        The  Indenture  Trustee  shall  cooperate in all  respects  with any  reasonable  request by the Credit
Enhancer for action to preserve or enforce the Credit  Enhancer's  rights or interest  under this  Indenture or the Insurance  Agreement,  consistent with this Indenture and without limiting the rights of the Noteholders as otherwise set forth in the Indenture,  including,  without limitation, upon the occurrence and continuance of a default under the Insurance Agreement, a request to take any one or more of the following actions:

(i)     institute  Proceedings for the collection of all amounts then payable on the Class I Notes or the Class
II Notes or under this  Indenture  in respect of the Class I Notes and Class II Notes and all  amounts  payable under the  Insurance  Agreement  and to enforce  any  judgment  obtained  and  collect  from the Issuer  monies adjudged due;

(ii)    sell the Trust Estate or any portion  thereof or rights or interest  therein,  at one or more public or private Sales (as defined in Section 5.15 hereof) called and conducted in any manner permitted by law;

(iii)   file or record all assignments that have not previously been recorded;

(iv)    institute Proceedings from time to time for the complete or partial foreclosure of this Indenture; and

(v)     exercise  any  remedies  of a  secured  party  under  the  Uniform  Commercial  Code and take any other appropriate action to protect and enforce the rights and remedies of the Credit Enhancer hereunder.

        Following the payment in full of the Notes,  the Credit  Enhancer shall continue to have all rights and privileges  provided to it under this Section and in all other provisions of this Indenture,  until all amounts owing to the Credit Enhancer have been paid in full.

Section 4.13.  Repayment of Monies Held by Paying Agent. In connection with the  satisfaction  and discharge of this Indenture with respect to the Notes,  all monies then held by any Person other than the Indenture  Trustee under the  provisions of this Indenture  with respect to such Notes shall,  upon demand of the Issuer,  be paid to the  Indenture  Trustee to be held and applied  according  to Section 3.05 and  thereupon  such Paying Agent shall be released from all further liability with respect to such monies.

Section 4.14.  Temporary  Notes.  Pending the preparation of any Definitive  Notes,  the Issuer may execute and upon its written direction,  the Indenture Trustee may authenticate and make available for delivery,  temporary
Notes that are printed,  lithographed,  typewritten,  photocopied or otherwise  produced,  in any denomination, substantially  of the tenor of the Definitive  Notes in lieu of which they are issued and with such appropriate insertions,  omissions,  substitutions and other variations as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

        If  temporary  Notes are  issued,  the  Issuer  will  cause  Definitive  Notes to be  prepared  without unreasonable  delay.  After the preparation of the Definitive  Notes, the temporary Notes shall be exchangeable for Definitive  Notes upon surrender of the temporary  Notes at the office or agency of the Indenture  Trustee, without charge to the Holder.  Upon surrender for  cancellation of any one or more temporary  Notes, the Issuer shall  execute and the Indenture  Trustee  shall  authenticate  and make  available  for delivery,  in exchange therefor,  Definitive  Notes of  authorized  denominations  and of like tenor and aggregate  principal  amount.
Until so exchanged,  such  temporary  Notes shall in all respects be entitled to the same  benefits  under this
Indenture as Definitive Notes.

ARTICLE V

                                             Default and Remedies

Section 5.01.  Events of Default.  The Issuer shall deliver to the Indenture  Trustee and the Credit  Enhancer, within five days after  learning of the  occurrence  any event which with the giving of notice and the lapse of time would  become an Event of Default  under  clause  (iii) of the  definition  of "Event of Default"  written notice in the form of an Officer's  Certificate  of its status and what action the Issuer is taking or proposes to take with respect thereto.

Section 5.02.  Acceleration of Maturity;  Rescission and Annulment.  If an Event of Default should occur and be continuing or if the Master  Servicer  shall  purchase all of the Home Equity Loans pursuant to Section 8.08 of the  Servicing  Agreement,  then  and in  every  such  case  the  Indenture  Trustee  or the  Holders  of Notes representing  not less than a majority of the  Security  Balances of all Notes with the written  consent of the
Credit Enhancer,  or, the Credit Enhancer may declare the Notes to be immediately due and payable,  by a notice in  writing  to the  Issuer  (and to the  Indenture  Trustee  if  given  by  Noteholders),  and  upon  any such declaration  the unpaid  principal  amount of such class of Notes,  together  with accrued and unpaid  interest thereon through the date of acceleration, shall become immediately due and payable.

        At any time after such  declaration of acceleration of maturity with respect to an Event of Default has been made and before a judgment  or decree for  payment  of the money due has been  obtained  by the  Indenture
Trustee as  hereinafter  provided  in this  Article  V, the  Holders of Notes  representing  a majority  of the
Security  Balances of all Notes,  by written  notice to the Issuer and the  Indenture  Trustee with the written consent of the Credit Enhancer,  or the Credit Enhancer,  may in writing waive the related Event of Default and rescind and annul such declaration and its consequences if:

(i)     the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

                      (A)    all  payments of  principal  of and  interest  on the Notes and all other  amounts that would then be due  hereunder or upon the Notes if the Event of Default  giving rise to such acceleration had not occurred; and

                      (B)    all sums paid or advanced by the Indenture  Trustee  hereunder and the  reasonable compensation,  expenses,  disbursements and advances of the Indenture Trustee and its agents and counsel; and

(ii)    all Events of Default,  other than the  nonpayment  of the  principal  of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

        No such rescission shall affect any subsequent default or impair any right consequent thereto.

Section 5.03.  Collection  of  Indebtedness  and Suits for  Enforcement  by Indenture  Trustee.  (a) The Issuer
covenants  that if  default  in the  payment  of (i) any  interest  on any Note when the same  becomes  due and payable,  and such default  continues for a period of five days, or (ii) the principal of or any installment of the  principal  of any Note when the same  becomes  due and  payable,  the  Issuer  shall,  upon  demand of the
Indenture  Trustee,  pay to it, for the benefit of the Holders of Notes,  the whole amount then due and payable on the Notes for principal and interest,  with  interest upon the overdue  principal,  and in addition  thereto such  further  amount as shall be  sufficient  to cover the costs and  expenses of  collection,  including  the reasonable  compensation,  expenses,  disbursements  and advances of the  Indenture  Trustee and its agents and counsel.

(b)     In case the Issuer shall fail  forthwith to pay such amounts upon such demand,  the Indenture  Trustee, in its own name and as trustee of an express  trust,  subject to the  provisions  of Section  10.17  hereof may institute a Proceeding for the collection of the sums so due and unpaid,  and may prosecute such  Proceeding to judgment  or final  decree,  and may enforce the same  against the Issuer or other  obligor  upon the Notes and collect in the manner  provided  by law out of the  property  of the  Issuer or other  obligor  upon the Notes, wherever situated, the monies adjudged or decreed to be payable.

(c)     If an Event of Default shall occur and be continuing,  the Indenture  Trustee subject to the provisions of Section  10.17 hereof may, as more  particularly  provided in Section 5.04,  in its  discretion,  proceed to protect  and enforce  its rights and the rights of the  Noteholders,  by such  appropriate  Proceedings  as the
Indenture  Trustee shall deem most  effective to protect and enforce any such rights,  whether for the specific enforcement  of any  covenant or agreement  in this  Indenture  or in aid of the exercise of any power  granted herein,  or to enforce any other proper remedy or legal or equitable  right vested in the Indenture  Trustee by this Indenture or by law.

(d)     In case there  shall be  pending,  relative  to the Issuer or any other  obligor  upon the Notes or any
Person having or claiming an ownership  interest in the Trust Estate,  Proceedings under Title 11 of the United
States Code or any other applicable  federal or state  bankruptcy,  insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization,  liquidator,  sequestrator or similar official shall have been  appointed  for or taken  possession  of the Issuer or its  property  or such other  obligor or
Person, or in case of any other comparable  judicial  Proceedings  relative to the Issuer or other obligor upon the Notes,  or to the  creditors  or  property  of the Issuer or such other  obligor,  the  Indenture  Trustee, irrespective  of whether the  principal  of any Notes shall then be due and payable as therein  expressed or by declaration  or  otherwise  and  irrespective  of  whether  the  Indenture  Trustee  shall have made any demand pursuant  to the  provisions  of this  Section,  shall be  entitled  and  empowered,  by  intervention  in such
Proceedings or otherwise:

(i)     to file and prove a claim or claims for the entire  amount of principal  and interest  owing and unpaid in respect of the Notes and to file such other  papers or  documents  as may be necessary or advisable in order to have the claims of the Indenture Trustee  (including any claim for reasonable  compensation to the Indenture
Trustee and each predecessor  Indenture Trustee,  and their respective agents,  attorneys and counsel,  and for reimbursement  of all expenses and liabilities  incurred,  and all advances made, by the Indenture  Trustee and each predecessor Indenture Trustee,  except as a result of negligence,  willful misconduct or bad faith) and of the Noteholders allowed in such Proceedings;

(ii)    unless  prohibited by applicable law and regulations,  to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

(iii)   to collect and receive any monies or other  property  payable or  deliverable on any such claims and to distribute all amounts  received with respect to the claims of the Noteholders and of the Indenture  Trustee on their behalf; and

(iv)    to file such proofs of claim and other  papers or  documents  as may be necessary or advisable in order to have the claims of the  Indenture  Trustee  or the  Holders of Notes  allowed  in any  judicial  proceedings relative to the Issuer, its creditors and its property;

and any trustee,  receiver,  liquidator,  custodian or other similar  official in any such Proceeding is hereby authorized by each of such  Noteholders to make payments to the Indenture  Trustee,  and, in the event that the
Indenture  Trustee  shall  consent  to the  making of  payments  directly  to such  Noteholders,  to pay to the
Indenture  Trustee  such amounts as shall be  sufficient  to cover  reasonable  compensation  to the  Indenture
Trustee, each predecessor  Indenture Trustee and their respective agents,  attorneys and counsel, and all other expenses and  liabilities  incurred,  and all advances  made,  by the  Indenture  Trustee and each  predecessor
Indenture Trustee except as a result of negligence, willful misconduct or bad faith.

(e)     Nothing herein contained shall be deemed to authorize the Indenture  Trustee to authorize or consent to or vote  for or  accept  or  adopt  on  behalf  of any  Noteholder  any  plan of  reorganization,  arrangement, adjustment  or  composition  affecting  the Notes or the  rights of any  Holder  thereof  or to  authorize  the
Indenture  Trustee  to vote in  respect  of the  claim of any  Noteholder  in any such  proceeding  except,  as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

(f)     All rights of action and of asserting  claims under this Indenture,  or under any of the Notes,  may be enforced by the Indenture  Trustee without the possession of any of the Notes or the production  thereof in any trial or other  Proceedings  relative thereto,  and any such action or proceedings  instituted by the Indenture
Trustee  shall be  brought  in its own name as  trustee of an express  trust,  and any  recovery  of  judgment, subject  to the  payment of the  expenses,  disbursements  and  compensation  of the  Indenture  Trustee,  each predecessor  Indenture Trustee and their respective  agents and attorneys,  shall be for the ratable benefit of the Holders of the Term Notes or the Variable Funding Notes, as applicable.

(g)     In  any  Proceedings  brought  by the  Indenture  Trustee  (and  also  any  Proceedings  involving  the interpretation  of any  provision  of this  Indenture to which the  Indenture  Trustee  shall be a party),  the
Indenture  Trustee  shall be held to represent  all the Holders of the Notes,  and it shall not be necessary to make any Noteholder a party to any such Proceedings.

Section 5.04.  Remedies;  Priorities.  (a) If an Event of Default  shall have occurred and be  continuing,  the
Indenture  Trustee  subject to the  provisions  of Section  10.17  hereof may with the  written  consent of the
Credit  Enhancer,  or shall at the written  direction  of the Credit  Enhancer do one or more of the  following
(subject to Section 5.05):

(i)     institute  Proceedings  in its own name and as trustee of an express  trust for the  collection  of all amounts then payable on the Notes or under this  Indenture  with respect  thereto,  whether by  declaration  or otherwise,  and all amounts payable under the Insurance Agreement,  enforce any judgment obtained,  and collect from the Issuer and any other obligor upon such Notes monies adjudged due;

(ii)    institute  Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

(iii)   exercise  any  remedies  of a secured  party  under the UCC and take any  other  appropriate  action to protect and enforce the rights and remedies of the Indenture Trustee and the Holders of the Notes; and

(iv)    sell the Trust Estate or any portion  thereof or rights or interest  therein,  at one or more public or private sales called and conducted in any manner permitted by law;

provided,  however,  that the Indenture Trustee may not sell or otherwise  liquidate the Trust Estate following an Event of  Default,  unless (A) the  Indenture  Trustee  obtains the  consent of the Credit  Enhancer,  which consent will not be unreasonably  withheld,  or, if a Credit  Enhancer  Default has occurred and is continuing, the consent of the Holders of 100% of the aggregate  Security  Balances of the Notes,  (B) the proceeds of such sale or  liquidation  distributable  to Holders are  sufficient  to  discharge in full all amounts then due and unpaid upon the Notes for  principal  and interest and to reimburse  the Credit  Enhancer for any amounts drawn under the Policies  and any other  amounts due the Credit  Enhancer  under the  Insurance  Agreement or (C) the
Indenture Trustee  determines that the Home Equity Loans will not continue to provide  sufficient funds for the payment of  principal  of and  interest  on the Notes as they  would have  become due if the Notes had not been declared due and payable,  and the Indenture Trustee obtains the consent of the Credit Enhancer,  which consent will not be  unreasonably  withheld;  provided  further that the Indenture  Trustee shall not sell or otherwise liquidate  the Trust Estate if the proceeds of such sale or  liquidation  together with amounts drawn under the
Policies  will not be  sufficient  to  discharge  in full all  amounts  then due and unpaid  upon the Notes for principal  and interest and to reimburse  the Credit  Enhancer for any amounts drawn under the Policies and any other amounts due the Credit Enhancer under the Insurance  Agreement  unless the Indenture  Trustee obtains the consent of the  Holders of 66-2/3%  of the  aggregate  Security  Balances  of the Notes.  In  determining  such sufficiency  or  insufficiency  with  respect to clause (B) and (C), the  Indenture  Trustee may, but need not, obtain  and  rely  upon an  opinion  of an  Independent  investment  banking  or  accounting  firm of  national reputation as to the  feasibility  of such proposed  action and as to the  sufficiency  of the Trust Estate for such purpose.  Notwithstanding  the  foregoing,  so long as a Servicing  Default has not occurred,  any Sale of the Trust  Estate  shall be made  subject to the  continued  servicing  of the Home Equity  Loans by the Master
Servicer as provided in the Servicing Agreement.

(b)     If the Indenture  Trustee  collects any money or property  pursuant to this Article V, it shall pay out the money or property in the following order:

               FIRST: to the Indenture Trustee for amounts due under Section 6.07;

               SECOND:(x) to Holders of the Class I Notes for amounts  due and unpaid on the related  Notes for interest,  ratably from the  collections  in Loan Group I, without  preference or priority of any kind, according  to the amounts due and payable on such Notes for  interest  from  amounts  available  in the
        Trust  Estate for such  Noteholders  and (y) to Holders  of the Class A-II Notes and  Variable  Funding
        Notes for  amounts due and unpaid on the  related  Notes for  interest,  ratably  from the  collections relating to Loan Group II,  without  preference  or priority of any kind,  according to the amounts due and payable on such Notes for interest from amounts available in the Trust Estate for such Noteholders;

               THIRD: (x) to Holders of the Class I Notes for amounts  due and unpaid on the related  Notes for principal,  ratably from the  collections in Loan Group I, without  preference or priority of any kind, according to the amounts due and payable on such Notes for  principal,  from  amounts  available in the
        Trust Estate for such Noteholders,  until the Security Balances of such Notes have been reduced to zero and (y) to Holders of the Class A-II Notes and  Variable  Funding  Notes for  amounts due and unpaid on the related  Notes for  principal,  ratably  from the  collections  relating to Loan Group II,  without preference  or  priority  of any kind,  according  to the  amounts  due and  payable  on such Notes for principal,  from  amounts  available  in the Trust  Estate  for such  Noteholders,  until the  Security
        Balances of such Notes have been reduced to zero;

               FOURTH:to the payment of all amounts due and owing to the Credit  Enhancer  under the  Insurance
        Agreement;

               FIFTH: to the  Certificate  Paying  Agent  for  amounts  due  under  Article  VIII of the  Trust
        Agreement; and

               SIXTH: to the  payment  of the  remainder,  if any,  to the Issuer or any other  person  legally entitled thereto.

        With  respect to clauses  SECOND and THIRD  above,  after the  Security  Balances of either the Class I
Notes or the Class II Notes are reduced to zero,  all principal and interest  payments will be  distributed  to the remaining  Classes of Notes relating to the other Loan Group until the Security  Balances thereof have been reduced to zero.  The Indenture  Trustee may fix a record date and payment date for any payment to  Noteholders pursuant to this Section  5.04. At least 15 days before such record date,  the Indenture  Trustee shall mail to each Noteholder a notice that states the record date, the payment date and the amount to be paid.

Section 5.05.  Optional  Preservation  of the Trust  Estate.  If the Notes  have  been  declared  to be due and payable under Section 5.02 following an Event of Default and such  declaration  and its  consequences  have not been rescinded and annulled,  the Indenture  Trustee may, but need not, (but shall at the written  direction of the  Credit  Enhancer)  elect to take and  maintain  possession  of the Trust  Estate.  It is the desire of the parties hereto and the  Noteholders  that there be at all times  sufficient  funds for the payment of principal of and interest on the Notes and other  obligations  of the Issuer  including  payment to the Credit  Enhancer, and the  Indenture  Trustee  shall take such desire into  account when  determining  whether or not to take and maintain  possession of the Trust Estate. In determining  whether to take and maintain  possession of the Trust
Estate,  the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent  investment banking or accounting  firm of national  reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

Section 5.06.  Limitation  of Suits.  No Holder of any Note shall have any right to institute  any  Proceeding, judicial or otherwise,  with respect to this  Indenture,  or for the  appointment of a receiver or trustee,  or for any other remedy hereunder, unless and subject to the provisions of Section 10.17 hereof:

(i)     such Holder has  previously  given  written  notice to the Indenture  Trustee of a continuing  Event of
Default;

(ii)    the Holders of not less than 25% of the  Security  Balances of the Notes have made  written  request to the  Indenture  Trustee to  institute  such  Proceeding  in respect of such Event of Default in its own name as
Indenture Trustee hereunder;

(iii)   such Holder or Holders have offered to the Indenture  Trustee  reasonable  indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

(iv)    the Indenture Trustee for 60 days after its receipt of such notice,  request and offer of indemnity has failed to institute such Proceedings; and

(v)     no direction  inconsistent  with such written  request has been given to the Indenture  Trustee  during such  60-day  period by the  Holders  of a  majority  of the  Security  Balances  of the Notes or by the Credit
Enhancer.

It is  understood  and  intended  that no one or more  Holders  of Notes  shall  have any  right in any  manner whatever by virtue of, or by availing of, any provision of this  Indenture to affect,  disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain  priority or  preference  over any other
Holders or to enforce any right under this Indenture, except in the manner herein provided.

        In the event the Indenture  Trustee shall receive  conflicting or  inconsistent  requests and indemnity from two or more groups of Holders of Notes,  each  representing  less than a majority of the Security Balances of the Notes, the Indenture  Trustee in its sole discretion may determine what action,  if any, shall be taken, notwithstanding any other provisions of this Indenture.

Section 5.07.  Unconditional  Rights of  Noteholders  to Receive  Principal and Interest.  Notwithstanding  any
other  provisions  in this  Indenture,  the  Holder of any Note shall have the  right,  which is  absolute  and unconditional,  to receive  payment of the  principal  of and  interest,  if any,  on such Note on or after the respective  due  dates  thereof  expressed  in such Note or in this  Indenture  and to  institute  suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

Section 5.08.  Restoration  of Rights and Remedies.  If the Indenture  Trustee or any Noteholder has instituted any  Proceeding to enforce any right or remedy under this Indenture and such  Proceeding has been  discontinued
or abandoned for any reason or has been determined  adversely to the Indenture  Trustee or to such  Noteholder, then and in every such case the  Issuer,  the  Indenture  Trustee  and the  Noteholders  shall,  subject to any determination in such Proceeding,  be restored severally and respectively to their former positions  hereunder, and thereafter all rights and remedies of the Indenture  Trustee and the  Noteholders  shall continue as though no such Proceeding had been instituted.

Section 5.09.  Rights and Remedies  Cumulative.  No right or remedy  herein  conferred  upon or reserved to the
Indenture  Trustee,  the Credit  Enhancer or to the  Noteholders is intended to be exclusive of any other right or remedy,  and every right and remedy shall, to the extent  permitted by law, be cumulative and in addition to every other right and remedy given  hereunder or now or  hereafter  existing at law or in equity or  otherwise.
The assertion or employment of any right or remedy  hereunder,  or otherwise,  shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 5.10.  Delay or  Omission  Not a Waiver.  No delay or  omission of the  Indenture  Trustee,  the Credit
Enhancer or any Holder of any Note to exercise  any right or remedy  accruing  upon any Event of Default  shall impair  any such  right or remedy  or  constitute  a waiver of any such  Event of  Default  or an  acquiescence therein.  Every  right  and  remedy  given  by this  Article  V or by law to the  Indenture  Trustee  or to the
Noteholders  may be exercised  from time to time,  and as often as may be deemed  expedient,  by the  Indenture
Trustee or by the Noteholders, as the case may be.

Section 5.11.  Control by the Credit  Enhancer  or  Noteholders.  The  Holders  of a majority  of the  Security
Balances  of Notes with the  consent  of the Credit  Enhancer,  or the  Credit  Enhancer  (so long as no Credit
Enhancer  Default  exists)  shall  have the  right to direct  the time,  method  and  place of  conducting  any
Proceeding  for any remedy  available to the  Indenture  Trustee with  respect to the Notes or  exercising  any trust or power conferred on the Indenture Trustee; provided that:

(i)     such direction shall not be in conflict with any rule of law or with this Indenture;

(ii)    subject to the  express  terms of Section  5.04,  any  direction  to the  Indenture  Trustee to sell or liquidate  the Trust  Estate  shall be by  Holders  of Notes  representing  not less than 100% of the  Security
Balances  of Notes with the  consent  of the Credit  Enhancer,  or the  Credit  Enhancer  (so long as no Credit
Enhancer Default exists);

(iii)   if the  conditions  set forth in Section 5.05 have been  satisfied and the Indenture  Trustee elects to retain the Trust Estate  pursuant to such Section,  then any  direction to the Indenture  Trustee by Holders of
Notes  representing  less than 100% of the  Security  Balances of Notes to sell or  liquidate  the Trust Estate shall be of no force and effect; and

(iv)    the Indenture  Trustee may take any other action  deemed  proper by the  Indenture  Trustee that is not inconsistent with such direction.

Notwithstanding  the rights of  Noteholders  set forth in this Section,  subject to Section 6.01, the Indenture
Trustee  need not take any  action  that it  determines  might  involve  it in  liability  or might  materially adversely  affect the rights of any Noteholders not consenting to such action unless the Indenture  Trustee has received satisfactory indemnity from the Credit Enhancer or the Noteholders.

Section 5.12.  Waiver of Past Default.  Prior to the  declaration  of the  acceleration  of the maturity of the
Notes as provided in Section  5.02,  the Holders of Notes of not less than a majority of the Security  Balances of the Notes with the consent of the Credit  Enhancer,  or the Credit  Enhancer (so long as no Credit  Enhancer
Default  exists) may waive any past Event of Default and its  consequences  except an Event of Default (i) with respect  to payment  of  principal  of or  interest  on any of the Notes or (ii) in  respect  of a covenant  or provision  hereof  which cannot be modified or amended  without the consent of the Holder of each Note.  In the case of any such waiver,  the Issuer,  the Indenture  Trustee and the Holders of the Notes shall be restored to their respective  former positions and rights  hereunder;  but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

        Upon any such waiver,  any Event of Default  arising  therefrom  shall be deemed to have been cured and not to have occurred,  for every purpose of this  Indenture;  but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

Section 5.13.  Undertaking  for Costs.  All  parties to this  Indenture  agree,  and each Holder of any Note by such  Holder's  acceptance  thereof  shall be deemed  to have  agreed,  that any  court  may in its  discretion require,  in any suit for the enforcement of any right or remedy under this  Indenture,  or in any suit against the Indenture Trustee for any action taken,  suffered or omitted by it as Indenture Trustee,  the filing by any party  litigant in such suit of an  undertaking  to pay the costs of such suit,  and that such court may in its discretion assess reasonable costs,  including  reasonable  attorneys' fees, against any party litigant in such suit,  having due regard to the merits and good faith of the claims or  defenses  made by such party  litigant;
but the  provisions of this Section 5.13 shall not apply to (a) any suit  instituted by the Indenture  Trustee,
(b) any suit  instituted  by any  Noteholder,  or group of  Noteholders,  in each case holding in the aggregate more than 10% of the  Security  Balances  of the Notes or (c) any suit  instituted  by any  Noteholder  for the enforcement  of the  payment of  principal  of or  interest  on any Note on or after the  respective  due dates expressed in such Note and in this Indenture.

Section 5.14.  Waiver of Stay or Extension  Laws.  The Issuer  covenants (to the extent that it may lawfully do
so) that it will not at any time insist upon, or plead or in any manner  whatsoever,  claim or take the benefit or advantage of, any stay or extension law wherever  enacted,  now or at any time hereafter in force,  that may affect the covenants or the performance of this  Indenture;  and the Issuer (to the extent that it may lawfully do so) hereby  expressly  waives all benefit or  advantage  of any such law,  and  covenants  that it shall not hinder,  delay or impede the execution of any power herein  granted to the Indenture  Trustee,  but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 5.15.  Sale of Trust Estate.  (a) The power to effect any sale or other  disposition  (a "Sale") of any portion of the Trust Estate  pursuant to Section 5.04 is expressly  subject to the  provisions  of Section 5.05 and this  Section  5.15.  The power to effect any such Sale shall not be  exhausted by any one or more Sales as to any portion of the Trust Estate  remaining  unsold,  but shall  continue  unimpaired  until the entire Trust
Estate  shall  have been sold or all  amounts  payable  on the Notes  and under  this  Indenture  and under the
Insurance  Agreement  shall have been paid.  The  Indenture  Trustee may from time to time  postpone any public
Sale by public  announcement  made at the time and place of such Sale. The Indenture  Trustee hereby  expressly waives its right to any amount fixed by law as compensation for any Sale.

(b)     The  Indenture  Trustee shall not in any private Sale sell the Trust  Estate,  or any portion  thereof, unless:

               (1)    the  Holders of all Notes and the Credit  Enhancer  consent  to, or direct the  Indenture
        Trustee to make, such Sale, or

               (2)    the  proceeds  of such  Sale  would be not less than the  entire  amount  which  would be payable to the Noteholders  under the Notes,  the  Certificateholders  under the  Certificates  and the
        Credit  Enhancer in respect of amounts  drawn under the Policies  and any other  amounts due the Credit
        Enhancer under the Insurance  Agreement,  in full payment  thereof in accordance  with Section 5.02, on the Payment Date next succeeding the date of such Sale, or

               (3)    the  Indenture  Trustee  determines,  in its sole  discretion,  that the  conditions  for retention  of the Trust  Estate  set forth in  Section  5.05  cannot be  satisfied  (in making any such determination,  the Indenture  Trustee may rely upon an opinion of an  Independent  investment  banking firm  obtained and delivered as provided in Section  5.05),  and the Credit  Enhancer  consents to such
        Sale, which consent will not be unreasonably  withheld and the Holders representing at least 66-2/3% of the Security Balances of the Notes consent to such Sale.

The  purchase by the  Indenture  Trustee of all or any portion of the Trust  Estate at a private Sale shall not be deemed a Sale or other disposition thereof for purposes of this Section 5.15(b).

(c)     Unless the Holders and the Credit Enhancer have otherwise  consented or directed the Indenture Trustee, at any public  Sale of all or any portion of the Trust  Estate at which a minimum bid equal to or greater  than the amount  described in paragraph (2) of subsection  (b) of this Section 5.15 has not been  established by the
Indenture  Trustee and no Person bids an amount  equal to or greater than such amount,  the  Indenture  Trustee shall bid an amount at least $1.00 more than the highest other bid.

(d)     In connection with a Sale of all or any portion of the Trust Estate:

               (1)    any Holder or Holders  of Notes may bid for and with the  consent of the Credit  Enhancer purchase the property  offered for sale, and upon  compliance  with the terms of sale may hold,  retain and  possess and  dispose of such  property,  without  further  accountability,  and may, in paying the purchase  money  therefor,  deliver any Notes or claims for interest  thereon in lieu of cash up to the amount which shall,  upon  distribution of the net proceeds of such sale, be payable thereon,  and such
        Notes,  in case the  amounts so payable  thereon  shall be less than the amount due  thereon,  shall be returned to the Holders thereof after being appropriately stamped to show such partial payment;

               (2)    the  Indenture  Trustee  may  bid  for and  acquire  the  property  offered  for  Sale in connection with any Sale thereof,  and, subject to any requirements of, and to the extent permitted by, applicable  law in  connection  therewith,  may  purchase  all or any portion of the Trust  Estate in a private sale,  and, in lieu of paying cash  therefor,  may make  settlement  for the purchase  price by crediting  the gross Sale price against the sum of (A) the amount which would be  distributable  to the
        Holders of the Notes and Holders of  Certificates  and amounts owing to the Credit Enhancer as a result of such Sale in accordance  with Section  5.04(b) on the Payment Date next  succeeding the date of such
        Sale  and (B) the  expenses  of the Sale and of any  Proceedings  in  connection  therewith  which  are reimbursable  to it,  without being required to produce the Notes in order to complete any such Sale or in order for the net Sale price to be credited  against such Notes, and any property so acquired by the
        Indenture  Trustee  shall be held and  dealt  with by it in  accordance  with  the  provisions  of this
        Indenture;

               (3)    the Indenture  Trustee shall execute and deliver an appropriate  instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;

               (4)    the Indenture  Trustee is hereby  irrevocably  appointed the agent and attorney-  in-fact of the Issuer to transfer  and convey its  interest in any  portion of the Trust  Estate in  connection with a Sale thereof, and to take all action necessary to effect such Sale; and

               (5)    no  purchaser or  transferee  at such a Sale shall be bound to  ascertain  the  Indenture
        Trustee's  authority,  inquire  into  the  satisfaction  of  any  conditions  precedent  or  see to the application of any monies.

Section 5.16.  Action on Notes.  The  Indenture  Trustee's  right to seek and recover  judgment on the Notes or under this Indenture  shall not be affected by the seeking,  obtaining or application of any other relief under or with  respect to this  Indenture.  Neither  the lien of this  Indenture  nor any rights or  remedies  of the
Indenture  Trustee or the  Noteholders  shall be impaired  by the  recovery  of any  judgment by the  Indenture
Trustee  against the Issuer or by the levy of any  execution  under such judgment upon any portion of the Trust
Estate or upon any of the assets of the  Issuer.  Any money or  property  collected  by the  Indenture  Trustee shall be applied in accordance with Section 5.04(b).

Section 5.17.  Performance and  Enforcement of Certain  Obligations.  (a) Promptly  following a written request from the Credit  Enhancer or the Indenture  Trustee with the written  consent of the Credit  Enhancer to do so, the Issuer,  in its capacity as holder of the Home Equity Loans,  shall, with the written consent of the Credit
Enhancer,  take all such lawful  action as the  Indenture  Trustee may request to cause the Issuer to compel or secure the performance and observance by the Seller and the Master  Servicer,  as applicable,  of each of their obligations to the Issuer under or in connection with the Purchase Agreement and the Servicing  Agreement,  and
to exercise any and all rights,  remedies,  powers and privileges  lawfully available to the Issuer under or in connection  with the Purchase  Agreement and the Servicing  Agreement to the extent and in the manner  directed by the  Indenture  Trustee,  as pledgee of the Home Equity  Loans,  including  the  transmission  of notices of default  on the  part of the  Seller  or the  Master  Servicer  thereunder  and the  institution  of  legal  or administrative  actions or proceedings to compel or secure  performance by the Seller or the Master Servicer of each of their obligations under the Purchase Agreement and the Servicing Agreement.

(b)     If an Event of Default has occurred and is continuing,  the Indenture  Trustee,  as pledgee of the Home
Equity  Loans,  subject to the rights of the Credit  Enhancer  under the  Servicing  Agreement  may, and at the direction (which direction shall be in writing or by telephone  (confirmed in writing promptly  thereafter)) of the Credit  Enhancer (or if a Credit Enhancer  Default has occurred which is continuing,  Holders of 66-2/3% of the Security  Balances of the Notes) shall,  exercise all rights,  remedies,  powers,  privileges and claims of the Issuer  against the Seller or the Master  Servicer under or in connection  with the Purchase  Agreement and the Servicing  Agreement,  including the right or power to take any action to compel or secure  performance  or observance  by the  Seller or the  Master  Servicer,  as the case may be, of each of their  obligations  to the
Issuer thereunder and to give any consent,  request,  notice,  direction,  approval,  extension or waiver under the Purchase  Agreement  and the Servicing  Agreement,  as the case may be, and any right of the Issuer to take such action shall not be suspended.  In connection  therewith,  as  determined  by the Indenture  Trustee,  the
Issuer  shall take all actions  necessary  to effect the  transfer of the Home  Equity  Loans to the  Indenture
Trustee.

ARTICLE VI

                                             The Indenture Trustee

Section 6.01.  Duties of Indenture  Trustee.  (a) If an Event of Default has occurred  and is  continuing,  the
Indenture  Trustee shall  exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would  exercise or use under the  circumstances  in the conduct of such person's own affairs.

(b)     Except during the continuance of an Event of Default:

(i)     the Indenture  Trustee  undertakes to perform such duties and only such duties as are  specifically set forth in this Indenture and no implied  covenants or obligations  shall be read into this Indenture against the
Indenture Trustee; and

(ii)    in the absence of bad faith on its part, the Indenture  Trustee may conclusively  rely, as to the truth of the  statements  and the  correctness  of the opinions  expressed  therein,  upon  certificates  or opinions furnished to the Indenture  Trustee and conforming to the  requirements of this Indenture;  provided,  however, the Indenture  Trustee shall examine the certificates and opinions to determine  whether or not they conform to the requirements of this Indenture.

(c)     The  Indenture  Trustee  may not be relieved  from  liability  for its own  negligent  action,  its own negligent failure to act or its own willful misconduct, except that:

(i)     this paragraph does not limit the effect of paragraph (b) of this Section 6.01;

(ii)    the  Indenture  Trustee  shall  not be  liable  for any  error  of  judgment  made in good  faith  by a
Responsible  Officer  unless  it is proved  that the  Indenture  Trustee  was  negligent  in  ascertaining  the pertinent facts; and

(iii)   the Indenture  Trustee shall not be liable with respect to any action it takes or omits to take in good faith in  accordance  with a  direction  received  by it (A)  pursuant  to Section  5.11 or (B) from the Credit
Enhancer, which it is entitled to give under any of the Basic Documents.

(d)     The  Indenture  Trustee  shall not be liable for  interest  on any money  received  by it except as the
Indenture Trustee may agree in writing with the Issuer.

(e)     Money held in trust by the  Indenture  Trustee  need not be  segregated  from other funds except to the extent required by law or the terms of this Indenture or the Trust Agreement.

(f)     No provision of this Indenture  shall require the Indenture  Trustee to expend or risk its own funds or otherwise  incur financial  liability in the  performance of any of its duties  hereunder or in the exercise of any of its rights or powers,  if it shall have  reasonable  grounds to believe that  repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(g)     Every  provision of this  Indenture  relating to the conduct or affecting the liability of or affording protection to the Indenture  Trustee shall be subject to the  provisions of this Section and to the  provisions of the TIA.

Section 6.02.  Rights of Indenture  Trustee.  (a) The  Indenture  Trustee may rely on any document  believed by it to be genuine and to have been signed or  presented by the proper  person.  The  Indenture  Trustee need not investigate any fact or matter stated in the document.

(b)     Before the Indenture Trustee acts or refrains from acting,  it may require an Officer's  Certificate or an Opinion of Counsel.  The  Indenture  Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer's Certificate or Opinion of Counsel.

(c)     The  Indenture  Trustee  may  execute  any of the  trusts or powers  hereunder  or  perform  any duties hereunder  either  directly or by or through  agents or attorneys or a custodian or nominee,  and the Indenture
Trustee shall not be responsible  for any misconduct or negligence on the part of, or for the  supervision  of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

(d)     The Indenture  Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers;  provided,  however,  that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

(e)     The Indenture  Trustee may consult with  counsel,  and the advice or opinion of counsel with respect to legal  matters  relating  to this  Indenture  and the  Notes  shall  be full  and  complete  authorization  and protection  from  liability in respect to any action  taken,  omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

Section 6.03.  Individual  Rights of Indenture  Trustee.  The Indenture  Trustee in its individual or any other capacity  may become the owner or pledgee  of Notes and may  otherwise  deal with the Issuer or its  Affiliates with the same  rights it would have if it were not  Indenture  Trustee.  Any Note  Registrar,  co-registrar  or co-paying  agent may do the same with like rights.  However,  the  Indenture  Trustee must comply with Sections
6.11 and 6.12.

Section 6.04.  Indenture  Trustee's  Disclaimer.  The Indenture  Trustee shall not be (i)  responsible  for and makes no  representation  as to the validity or adequacy of this Indenture or the Notes,  (ii)  accountable for the Issuer's use of the proceeds  from the Notes or (iii)  responsible  for any statement of the Issuer in this
Indenture or in any  document  issued in  connection  with the sale of the Notes or in the Notes other than the
Indenture Trustee's certificate of authentication.

Section 6.05.  Notice of Event of Default.  If an Event of Default  occurs and is continuing and if it is known to a Responsible  Officer of the Indenture  Trustee,  the  Indenture  Trustee shall give notice  thereof to the
Credit  Enhancer.  The Indenture  Trustee shall mail to each  Noteholder  notice of the Event of Default within
90 days after it occurs.  Except in the case of an Event of Default in payment of  principal  of or interest on any Note,  the  Indenture  Trustee may  withhold  the notice if and so long as a committee  of its  Responsible
Officers in good faith determines that withholding the notice is in the interests of Noteholders.

Section 6.06.  Reports  by  Indenture  Trustee  to  Holders.  The  Indenture  Trustee  shall  deliver  to  each
Noteholder  such  information  as may be required to enable such holder to prepare its federal and state income tax returns.  In addition,  upon the Issuer's  written  request,  the Indenture  Trustee shall promptly furnish information  reasonably  requested  by the Issuer that is  reasonably  available  to the  Indenture  Trustee to enable the Issuer to perform its federal and state income tax reporting obligations.

Section 6.07.  Compensation  and Indemnity.  The Indenture  Trustee shall be compensated and indemnified by the
Master  Servicer  in  accordance  with  Section  6.06  of the  Servicing  Agreement.  The  Indenture  Trustee's
compensation shall not be limited by any law on compensation of a trustee of an express trust.

Section 6.08.  Replacement of Indenture  Trustee.  No  resignation  or removal of the Indenture  Trustee and no appointment  of a successor  Indenture  Trustee shall become  effective  until the acceptance of appointment by the successor  Indenture  Trustee  pursuant to this Section 6.08. The Indenture  Trustee may resign at any time by so  notifying  the Issuer and the Credit  Enhancer.  The Holders of a majority  of Security  Balances of the
Notes or the Credit  Enhancer may remove the Indenture  Trustee by so notifying  the Indenture  Trustee and the
Credit Enhancer and may appoint a successor  Indenture  Trustee.  The Issuer shall remove the Indenture Trustee if:

(i)     the Indenture Trustee fails to comply with Section 6.11;

(ii)    the Indenture Trustee is adjudged a bankrupt or insolvent;

(iii)   a receiver or other public officer takes charge of the Indenture Trustee or its property; or
(iv)    the Indenture Trustee otherwise becomes incapable of acting.

        If the Indenture  Trustee  resigns or is removed or if a vacancy  exists in the office of the Indenture
Trustee  for any  reason  (the  Indenture  Trustee  in such  event  being  referred  to herein as the  retiring
Indenture  Trustee),  the Issuer shall promptly appoint a successor  Indenture  Trustee with the consent of the
Credit  Enhancer  which consent will not be  unreasonably  withheld.  In addition,  the Indenture  Trustee will resign to avoid being directly or indirectly controlled by the Issuer.

        A successor  Indenture  Trustee shall deliver a written  acceptance of its  appointment to the retiring
Indenture Trustee and to the Issuer.  Thereupon,  the resignation or removal of the retiring  Indenture Trustee shall become effective,  and the successor  Indenture  Trustee shall have all the rights,  powers and duties of the  Indenture  Trustee  under this  Indenture.  The  successor  Indenture  Trustee  shall mail a notice of its succession to Noteholders.  The retiring  Indenture  Trustee shall promptly transfer all property held by it as
Indenture Trustee to the successor Indenture Trustee.

        If a successor  Indenture  Trustee  does not take office  within 60 days after the  retiring  Indenture
Trustee  resigns or is removed,  the  retiring  Indenture  Trustee,  the Issuer or the Holders of a majority of
Security  Balances of the Notes may petition  any court of  competent  jurisdiction  for the  appointment  of a successor Indenture Trustee.

        If the Indenture  Trustee fails to comply with Section 6.11,  any  Noteholder may petition any court of competent  jurisdiction for the removal of the Indenture  Trustee and the appointment of a successor  Indenture
Trustee.

        Notwithstanding  the  replacement  of the  Indenture  Trustee  pursuant to this  Section,  the Issuer's obligations under Section 6.07 shall continue for the benefit of the retiring Indenture Trustee.

Section 6.09.  Successor  Indenture Trustee by Merger. If the Indenture  Trustee  consolidates  with, merges or converts  into,  or transfers  all or  substantially  all its corporate  trust  business or assets to,  another corporation or banking  association,  the resulting,  surviving or transferee  corporation  without any further act shall be the successor Indenture Trustee;  provided,  that such corporation or banking association shall be otherwise  qualified and eligible under Section 6.11. The Indenture  Trustee shall provide the Rating  Agencies written notice of any such transaction occurring after the Closing Date.

        In case at the time such  successor  or  successors  by  merger,  conversion  or  consolidation  to the
Indenture  Trustee  shall  succeed to the trusts  created by this  Indenture  any of the Notes  shall have been authenticated  but not  delivered,  any such  successor to the Indenture  Trustee may adopt the  certificate of authentication of any predecessor  trustee,  and deliver such Notes so authenticated;  and in case at that time any of the Notes shall not have been  authenticated,  any successor to the Indenture  Trustee may  authenticate such Notes either in the name of any  predecessor  hereunder or in the name of the  successor to the  Indenture
Trustee;  and in all such cases such  certificates  shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

Section 6.10.  Appointment of Co-Indenture  Trustee or Separate  Indenture  Trustee.  (a)  Notwithstanding  any
other  provisions  of this  Indenture,  at any time,  for the purpose of meeting any legal  requirement  of any jurisdiction  in which any part of the Trust Estate may at the time be located,  the  Indenture  Trustee  shall have the power and may  execute  and  deliver  all  instruments  to  appoint  one or more  Persons  to act as a co-trustee or co-trustees,  or separate trustee or separate  trustees,  of all or any part of the Trust Estate, and to vest in such Person or Persons,  in such capacity and for the benefit of the Noteholders,  such title to the Trust  Estate,  or any part thereof,  and,  subject to the other  provisions of this Section,  such powers, duties,  obligations,  rights and trusts as the  Indenture  Trustee may  consider  necessary or  desirable.  No co-trustee or separate  trustee  hereunder  shall be required to meet the terms of  eligibility  as a successor trustee  under  Section 6.11 and no notice to  Noteholders  of the  appointment  of any  co-trustee or separate trustee shall be required under Section 6.08 hereof.

(b)     Every  separate  trustee and  co-trustee  shall,  to the extent  permitted by law, be appointed and act subject to the following provisions and conditions:

(i)     all rights,  powers,  duties and obligations  conferred or imposed upon the Indenture  Trustee shall be conferred or imposed upon and  exercised or performed by the  Indenture  Trustee and such  separate  trustee or co-trustee  jointly (it being  understood  that such separate  trustee or  co-trustee is not  authorized to act separately  without the Indenture  Trustee joining in such act), except to the extent that under any law of any jurisdiction  in  which  any  particular  act or acts  are to be  performed  the  Indenture  Trustee  shall  be incompetent  or  unqualified  to perform  such act or acts,  in which  event such  rights,  powers,  duties and obligations  (including  the  holding  of  title  to the  Trust  Estate  or any  portion  thereof  in any  such jurisdiction)  shall be exercised and performed  singly by such separate  trustee or co-trustee,  but solely at the direction of the Indenture Trustee;

(ii)    no trustee  hereunder shall be personally  liable by reason of any act or omission of any other trustee hereunder; and

(iii)   the  Indenture  Trustee may at any time accept the  resignation  of or remove any  separate  trustee or co-trustee.

(c)     Any notice,  request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then  separate  trustees and  co-trustees,  as  effectively  as if given to each of them.  Every instrument  appointing any separate  trustee or co-trustee  shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee,  upon its acceptance of the trusts  conferred,  shall be vested with the estates or property  specified  in its  instrument  of  appointment,  either  jointly  with the
Indenture Trustee or separately,  as may be provided therein,  subject to all the provisions of this Indenture, specifically  including every provision of this Indenture  relating to the conduct of,  affecting the liability of, or  affording  protection  to,  the  Indenture  Trustee.  Every  such  instrument  shall be filed  with the
Indenture Trustee.

(d)     Any separate  trustee or co-trustee  may at any time  constitute  the Indenture  Trustee,  its agent or attorney-in-fact  with full power and  authority,  to the extent not  prohibited  by law,  to do any lawful act under or in respect of this  Indenture  on its behalf and in its name.  If any separate  trustee or  co-trustee shall die, become incapable of acting, resign or be removed, all of its estates,  properties,  rights, remedies and trusts shall vest in and be exercised by the Indenture  Trustee,  to the extent  permitted by law,  without the appointment of a new or successor trustee.

Section 6.11.  Eligibility;   Disqualification.   The  Indenture   Trustee  shall  at  all  times  satisfy  the
requirements  of TIAss.310(a).  The  Indenture  Trustee  shall have a combined  capital and surplus of at least
$50,000,000  as set forth in its most recent  published  annual  report of condition and it or its parent shall have a  long-term  debt  rating of A or better by  Moody's.  The  Indenture  Trustee  shall  comply  with TIAss.
310(b),  including  the  optional  provision  permitted by the second  sentence of TIAss. 310(b)(9);  provided, however,  that there shall be excluded from the operation of TIAss.310(b)(1) any indenture or indentures  under which other  securities of the Issuer are outstanding if the  requirements  for such exclusion set forth in TIA
ss.310(b)(1) are met.

               Within 90 days after  ascertaining  the  occurrence  of an Event of Default which shall not have been cured or waived,  unless  authorized by the  Securities  and Exchange  Commission,  the Indenture  Trustee
shall resign with respect to one or more Classes of Notes in  accordance  with Section 6.08 of this  Indenture, and the Issuer  shall  appoint a successor  Indenture  Trustee  for such  Classes.  In the event the  Indenture
Trustee  fails to comply with the terms of the  preceding  sentence,  the  Indenture  Trustee shall comply with clause (ii) of TIAss.310(b).

               In the case of the appointment  hereunder of a successor  Indenture  Trustee with respect to any
Class of Notes  pursuant to this Section 6.11,  the Issuer,  the retiring  Indenture  Trustee and the successor
Indenture  Trustee  with  respect to such Class of Notes shall  execute and deliver an  indenture  supplemental hereto  wherein each  successor  Indenture  Trustee shall accept such  appointment  and which (i) shall contain such  provisions  as shall be necessary or desirable to transfer and confirm to, and to vest in, the  successor
Indenture Trustee all the rights,  powers,  trusts and duties of the retiring Indenture Trustee with respect to the Notes of the Class to which the  appointment  of such  successor  Indenture  Trustee  relates,  (ii) if the retiring  Indenture  Trustee  is not  retiring  with  respect  to all  Classes  of Notes,  shall  contain  such provisions  as shall be deemed  necessary  or  desirable  to confirm  that all the rights,  powers,  trusts and duties of the  retiring  Indenture  Trustee  with  respect to the Notes of each Class as to which the  retiring
Indenture  Trustee is not retiring  shall continue to be vested in the Indenture  Trustee,  and (iii) shall add to or change any of the  provisions of this  Indenture as shall be necessary to provide for or  facilitate  the administration  of the trusts  hereunder by more than one Indenture  Trustee,  it being understood that nothing herein or in such  supplemental  indenture  shall  constitute such Indenture  Trustees  co-trustees of the same trust and that each such Indenture  Trustee shall be trustee of a trust or trusts hereunder  separate and apart from any trust or trusts hereunder  administered by any other such Indenture  Trustee;  and upon the removal of the retiring Indenture Trustee shall become effective to the extent provided therein.

Section 6.12.  Preferential  Collection of Claims Against Issuer.  The Indenture  Trustee shall comply with TIA
ss.311(a),  excluding any creditor  relationship  listed in TIAss.311(b).  An Indenture Trustee who has resigned or been removed shall be subject to TIAss.311(a) to the extent indicated.

Section 6.13.  Representations and Warranties.  The Indenture Trustee hereby represents that:

(i)     The Indenture  Trustee is duly organized,  validly  existing and in good standing under the laws of the
United States with power and  authority to own its  properties  and to conduct its business as such  properties are currently owned and such business is presently conducted.

(ii)    The Indenture  Trustee has the power and  authority to execute and deliver this  Indenture and to carry out its terms;  and the execution,  delivery and performance of this Indenture have been duly authorized by the
Indenture Trustee by all necessary corporate action.

(iii)   The  consummation of the  transactions  contemplated by this Indenture and the fulfillment of the terms hereof do not conflict with,  result in any breach of any of the terms and  provisions of, or constitute  (with or without notice or lapse of time) a default under,  the articles of  organization  or bylaws of the Indenture
Trustee  or any  agreement  or other  instrument  to which the  Indenture  Trustee is a party or by which it is bound.

(iv)    To the Indenture  Trustee's  best  knowledge,  there are no proceedings  or  investigations  pending or threatened  before any court,  regulatory body,  administrative  agency or other  governmental  instrumentality having  jurisdiction  over the  Indenture  Trustee or its  properties:  (A)  asserting  the  invalidity of this
Indenture (B) seeking to prevent the  consummation  of any of the  transactions  contemplated by this Indenture or (C) seeking any  determination  or ruling that might  materially and adversely affect the performance by the
Indenture Trustee of its obligations under, or the validity or enforceability of, this Indenture.

(v)     The  Indenture  Trustee  does not have notice of any adverse  claim (as such terms are used in Delaware
UCC Section 8-302) with respect to the Home Equity Loans.

Section 6.14.  Directions to Indenture Trustee.  The Indenture Trustee is hereby directed:

(a)     to  accept  the  pledge  of the Home  Equity  Loans  and hold the  assets of the Trust in trust for the
Noteholders and the Credit Enhancer;

(b)     to authenticate  and deliver the Notes  substantially in the form prescribed by Exhibit A in accordance with the terms of this Indenture; and

(c)     to take all other actions as shall be required to be taken by the terms of this Indenture.

Section 6.15.  Indenture  Trustee May Own  Securities.  The Indenture  Trustee,  in its individual or any other capacity  may  become  the owner or pledgee  of  Securities  with the same  rights it would have if it were not
Indenture Trustee.

ARTICLE VII

                                        Noteholders' Lists and Reports

Section 7.01.  Issuer to Furnish  Indenture  Trustee  Names and  Addresses  of  Noteholders.  The  Issuer  will furnish or cause to be furnished to the  Indenture  Trustee (a) not more than five days after each Record Date, a list,  in such form as the  Indenture  Trustee may  reasonably  require,  of the names and  addresses  of the
Holders of Notes as of such Record Date and,  (b) at such other times as the  Indenture  Trustee and the Credit
Enhancer  may request in writing,  within 30 days after  receipt by the Issuer of any such  request,  a list of similar  form and  content  as of a date not more  than 10 days  prior  to the  time  such  list is  furnished;
provided,  however,  that so long as the  Indenture  Trustee  is the  Note  Registrar,  no such  list  shall be required to be furnished.

Section 7.02.  Preservation of Information;  Communications  to  Noteholders.  (a) The Indenture  Trustee shall preserve,  in as current a form as is reasonably  practicable,  the names and addresses of the Holders of Notes contained  in the most recent  list  furnished  to the  Indenture  Trustee as provided in Section  7.01 and the names and addresses of Holders of Notes  received by the Indenture  Trustee in its capacity as Note  Registrar.
The Indenture  Trustee may destroy any list  furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished.

(b)     Noteholders  may  communicate  pursuant to TIAss.312(b) with other  Noteholders  with  respect to their rights under this Indenture or under the Notes.

(c)     The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIAss.312(c).

Section 7.03.  Reports by Issuer.  (a)  The Issuer shall:

(i)     file with the Indenture Trustee,  within 15 days after the Issuer is required to file the same with the
Commission,  copies of the annual reports and the  information,  documents and other reports (or copies of such portions of any of the foregoing as the  Commission may from time to time by rules and  regulations  prescribe)
that the Issuer may be required  to file with the  Commission  pursuant to Section 13 or 15(d) of the  Exchange
Act;

(ii)    file  with the  Indenture  Trustee,  and the  Commission  in  accordance  with  rules  and  regulations prescribed  from time to time by the  Commission  such  additional  information,  documents  and  reports  with respect to compliance  by the Issuer with the  conditions  and  covenants of this  Indenture as may be required from time to time by such rules and regulations; and

(iii)   supply to the Indenture  Trustee (and the Indenture  Trustee shall transmit by mail to all  Noteholders described in TIAss.313(c)) such  summaries of any  information,  documents and reports  required to be filed by the Issuer  pursuant to clauses (i) and (ii) of this Section  7.03(a) and by rules and  regulations  prescribed from time to time by the Commission.

(b)     Unless the Issuer otherwise determines,  the fiscal year of the Issuer shall end on December 31 of each year.

Section 7.04.  Reports by  Indenture  Trustee.  If required by TIAss.313(a),  within 60 days after each January
1,  beginning with January 1, 2007,  the Indenture  Trustee shall mail to each  Noteholder as required by TIAss.
313(c) and to the Credit  Enhancer a brief report dated as of such date that  complies  with TIAss.313(a).  The
Indenture Trustee also shall comply with TIAss.313(b).

        A copy of each  report  at the time of its  mailing  to  Noteholders  shall  be filed by the  Indenture
Trustee  with the  Commission,  if  required,  and each  stock  exchange,  if any,  on which the Term Notes are listed.  The  Issuer  shall  notify  the  Indenture  Trustee if and when the Term Notes are listed on any stock exchange.

Section 7.05.  Exchange Act  Reporting In connection  with the  preparation  and filing of periodic  reports by the Master Servicer  pursuant to Section 4.01 of the Servicing  Agreement,  the Indenture  Trustee shall timely provide to the Master  Servicer (I) a list of Holders as shown on the Note Register or Certificate  Register as of the end of each calendar  year,  (II) copies of all pleadings,  other legal process and any other  documents relating  to any  claims,  charges  or  complaints  involving  the  Indenture  Trustee,  as  indenture  trustee hereunder,  or the Trust Estate that are received by the Indenture  Trustee,  (III) notice of all matters that, to the actual  knowledge of a Responsible  Officer of the Indenture  Trustee,  have been submitted to a vote of the Holders,  other than those matters that have been  submitted to a vote of the Holders at the request of the
Depositor or the Master Servicer,  and (IV) notice of any failure of the Indenture  Trustee to make any payment to the Holders as required  pursuant to this Indenture.  Neither the Master Servicer nor the Indenture  Trustee
shall have any  liability  with  respect  to the Master  Servicer's  failure to  properly  prepare or file such periodic  reports  resulting  from or  relating  to the Master  Servicer's  inability  or failure to obtain any information not resulting from the Master Servicer's own negligence or willful misconduct.

ARTICLE VIII

                                     Accounts, Disbursements and Releases

Section 8.01.  Collection of Money.  Except as otherwise  expressly  provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect,  directly and without  intervention or assistance of any  fiscal  agent or other  intermediary,  all money and other  property  payable to or  receivable  by the
Indenture  Trustee  pursuant to this  Indenture.  The Indenture  Trustee shall apply all such money received by it as provided in this Indenture.  Except as otherwise  expressly  provided in this  Indenture,  if any default occurs in the making of any  payment or  performance  under any  agreement  or  instrument  that is part of the
Trust  Estate,  the  Indenture  Trustee may take such action as may be  appropriate  to enforce such payment or performance,  including the institution and  prosecution of appropriate  Proceedings.  Any such action shall be without  prejudice to any right to claim a Default or Event of Default  under this  Indenture  and any right to proceed thereafter as provided in Article V.

Section 8.02.  Trust  Accounts.  (a) On or prior to the Closing  Date,  the Issuer  shall  cause the  Indenture
Trustee to establish and maintain,  in the name of the Indenture  Trustee,  for the benefit of the  Noteholders and the Certificate  Paying Agent, on behalf of the  Certificateholders  and the Credit  Enhancer,  the Payment
Account as provided in Section 3.01 of this Indenture.

(b)     All monies deposited from time to time in the Payment Account  pursuant to the Servicing  Agreement and all deposits  therein  pursuant to this Indenture are for the benefit of the  Noteholders  and the  Certificate
Paying Agent,  on behalf of the  Certificateholders  and all  investments  made with such monies  including all income or other gain from such  investments  are for the benefit of the Master  Servicer as provided in Section
5.01 of the Servicing Agreement.

        On each Payment Date,  the Indenture  Trustee  shall  distribute  all amounts on deposit in the Payment
Account  to  Noteholders  in  respect  of  the  Notes  and in its  capacity  as  Certificate  Paying  Agent  to
Certificateholders  in the order of  priority  set forth in Section  3.05  (except  as  otherwise  provided  in
Section 5.04(b).

        The Master  Servicer  shall direct the Indenture  Trustee in writing to invest any funds in the Payment
Account in  Permitted  Investments  maturing no later than the  Business  Day  preceding  each Payment Date and shall not be sold or disposed of prior to the maturity.

Section 8.03.  Officer's  Certificate.  The  Indenture  Trustee  shall  receive at least seven days notice when requested  by the  Issuer  to take any  action  pursuant  to  Section  8.05(a),  accompanied  by  copies of any instruments to be executed,  and the Indenture  Trustee shall also require,  as a condition to such action,  an
Officer's Certificate,  in form and substance  satisfactory to the Indenture Trustee,  stating the legal effect of any such action,  outlining the steps  required to complete the same,  and  concluding  that all  conditions precedent to the taking of such action have been complied with.

Section 8.04.  Termination  Upon  Distribution  to Noteholders.  This Indenture and the respective  obligations and  responsibilities  of the  Issuer  and the  Indenture  Trustee  created  hereby  shall  terminate  upon the distribution to the Noteholders,  the Certificate  Paying Agent (on behalf of the  Certificateholders)  and the
Indenture  Trustee  of all  amounts  required  to be  distributed  pursuant  to Article  III and the  Insurance
Agreement;  provided,  however,  that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the survivor of the  descendants  of Joseph P.  Kennedy,  the late  ambassador of the United States to the Court of St. James's, living on the date hereof.

Section 8.05.  Release of Trust  Estate.  (a) Subject to the payment of its fees and  expenses,  the  Indenture
Trustee may, and when required by the provisions of this Indenture or the Servicing  Agreement  shall,  execute instruments to release  property from the lien of this Indenture,  or convey the Indenture  Trustee's  interest in the  same,  in a manner  and under  circumstances  that are not  inconsistent  with the  provisions  of this
Indenture.  No party relying upon an instrument  executed by the Indenture  Trustee as provided in Article VIII hereunder shall be bound to ascertain the Indenture Trustee's  authority,  inquire into the satisfaction of any conditions precedent, or see to the application of any monies.

(b)     The Indenture Trustee shall, at such time as (i) there are no Notes Outstanding,  (ii) all sums due the
Indenture  Trustee  pursuant to this Indenture have been paid, and (iii) all sums due the Credit  Enhancer have been paid,  release any  remaining  portion of the Trust  Estate  that  secured the Notes from the lien of this
Indenture.

(c)     The Indenture  Trustee shall release property from the lien of this Indenture  pursuant to this Section
8.05 only upon receipt of a request from the Issuer  accompanied by an Officers'  Certificate and a letter from the Credit Enhancer, stating that the Credit Enhancer has no objection to such request from the Issuer.

(d)     The Indenture  Trustee shall, at the request of the Issuer or the Depositor,  surrender (x) the Group I
Policy to the Credit  Enhancer for  cancellation,  upon final payment of principal of and interest on the Class
I Notes and (y) the Group II Policy to the Credit  Enhancer for  cancellation,  upon final payment of principal of and interest on the Class II Notes.

Section 8.06.  Surrender of Notes Upon Final  Payment.  By acceptance of any Note, the Holder thereof agrees to surrender  such  Note to the  Indenture  Trustee  promptly,  prior to such  Noteholder's  receipt  of the final payment thereon.

ARTICLE IX

                                            SUPPLEMENTAL INDENTURES

Section 9.01.  Supplemental  Indentures  Without  Consent  of  Noteholders.  (a)  Without  the  consent  of the
Holders  of any Notes but with  prior  notice to the  Rating  Agencies  and the  written  consent of the Credit
Enhancer (which consent shall not be unreasonably  withheld),  unless an Enhancer  Default shall have occurred, the Issuer and the  Indenture  Trustee,  when  authorized  by an Issuer  Request,  at any time and from time to time, may enter into one or more indentures  supplemental  hereto (which shall conform to the provisions of the
TIA as in force at the date of the execution thereof),  in form satisfactory to the Indenture Trustee,  for any of the following purposes:

(i)     to  correct  or  amplify  the  description  of any  property  at any time  subject  to the lien of this
Indenture,  or better to assure,  convey  and  confirm  unto the  Indenture  Trustee  any  property  subject or required  to be  subjected  to the  lien  of this  Indenture,  or to  subject  to the  lien  of this  Indenture additional property;

(ii)    to evidence the succession,  in compliance with the applicable  provisions hereof, of another person to the Issuer,  and the  assumption  by any such  successor of the covenants of the Issuer herein and in the Notes contained;

(iii)   to add to the  covenants  of the  Issuer,  for the  benefit  of the  Holders of the Notes or the Credit
Enhancer, or to surrender any right or power herein conferred upon the Issuer;

(iv)    to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

(v)     to cure any ambiguity,  to correct any error or to correct or supplement any provision herein or in any supplemental  indenture  that may be  inconsistent  with any  other  provision  herein  or in any  supplemental indenture;

(vi)    to make any other  provisions  with respect to matters or questions  arising under this Indenture or in any  supplemental  indenture;  provided,  that such  action  shall not  materially  and  adversely  affect  the interests of the Holders of the Notes or the Credit Enhancer;

(vii)   to evidence and provide for the  acceptance of the  appointment  hereunder by a successor  trustee with respect to the Notes and to add to or change any of the  provisions of this  Indenture as shall be necessary to facilitate the  administration  of the trusts hereunder by more than one trustee,  pursuant to the requirements of Article VI;

(viii)  to increase the Maximum Variable Funding Balance with the written consent of the Credit Enhancer; or

(ix)    to modify,  eliminate or add to the  provisions of this  Indenture to such extent as shall be necessary to effect the  qualification  of this Indenture under the TIA or under any similar  federal  statute  hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA;

provided,  however, that no such supplemental  indenture shall be entered into unless the Indenture Trustee and the Credit  Enhancer  shall have  received  an Opinion  of  Counsel to the effect  that the  execution  of such supplemental  indenture  will not  give  rise to any  material  adverse  tax  consequence  to the  Noteholders, including any Adverse REMIC Event.

        The Indenture Trustee is hereby authorized to join in the execution of any such supplemental  indenture and to make any further appropriate agreements and stipulations that may be therein contained.

(b)     The Issuer and the  Indenture  Trustee,  when  authorized by an Issuer  Request,  may, also without the consent of any of the Holders of the Notes but with prior  notice to the Rating  Agencies  and with the consent of the Credit  Enhancer,  enter into an indenture or indentures  supplemental  hereto for the purpose of adding any  provisions  to, or changing in any manner or  eliminating  any of the  provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture;  provided,  however,  that such action shall not, as  evidenced by an Opinion of Counsel,  (i)  adversely  affect in any material  respect the  interests  of any  Noteholder  or the Credit  Enhancer or (ii) cause the Issuer to be subject to an entity level tax.

Section 9.02.  Supplemental  Indentures  With Consent of  Noteholders.  The Issuer and the  Indenture  Trustee,
when authorized by an Issuer  Request,  also may, with prior notice to the Rating Agencies and with the consent of the  Holders of not less than a majority of the  Security  Balances  of the Notes  affected  thereby and the
Credit  Enhancer,  by Act (as defined in Section 10.03 hereof) of such Holders  delivered to the Issuer and the
Indenture  Trustee,  enter into an indenture or  indentures  supplemental  hereto for the purpose of adding any provisions  to, or  changing in any manner or  eliminating  any of the  provisions  of,  this  Indenture  or of modifying in any manner the rights of the Holders of the Notes under this Indenture;  provided,  however,  that no such supplemental indenture shall, without the consent of the Holder of each Note affected thereby:

(i)     change the date of payment of any  installment  of principal of or interest on any Note,  or reduce the principal  amount thereof or the Note Rate thereon,  change the  provisions of this  Indenture  relating to the application of  collections  on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes,  or change any place of payment  where,  or the coin or  currency in which,  any Note or the interest  thereon is payable,  or impair the right to institute suit for the  enforcement of the provisions of this Indenture  requiring the  application  of funds  available  therefor,  as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof;

(ii)    reduce the  percentage  of the Security  Balances of any Class of Notes,  the consent of the Holders of which is required for any such supplemental  indenture,  or the consent of the Holders of which is required for any waiver of compliance  with certain  provisions of this  Indenture or certain  defaults  hereunder and their consequences provided for in this Indenture;
(iii)   modify or alter the provisions of the proviso to the definition of the term  "Outstanding" or modify or alter the exception in the definition of the term "Noteholder";

(iv)    reduce the percentage of the Security  Balances of the Notes  required to direct the Indenture  Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section 5.04;

(v)     modify any  provision of this Section 9.02 except to increase  any  percentage  specified  herein or to provide that certain  additional  provisions of this Indenture or the other Basic Documents  cannot be modified or waived without the consent of the Holder of each Note affected thereby;

(vi)    modify any of the  provisions  of this  Indenture  in such manner as to affect the  calculation  of the amount of any payment of interest or principal due on any Note on any Payment Date  (including the  calculation of any of the individual components of such calculation); or

(vii)   permit the creation of any lien ranking  prior to or on a parity with the lien of this  Indenture  with respect to any part of the Trust Estate or, except as otherwise  permitted or  contemplated  herein,  terminate the lien of this  Indenture  on any  property at any time  subject  hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture;

and  provided,  further,  that any action  listed in clauses (i) through (vii) above shall not, as evidenced by an Opinion of Counsel, cause the Issuer to be subject to an entity level tax or cause an Adverse REMIC Event.

        The Indenture  Trustee may in its  discretion  determine  whether or not any Notes would be affected by any  supplemental  indenture  and any such  determination  shall be  conclusive  upon the Holders of all Notes, whether  theretofore or thereafter  authenticated and delivered  hereunder.  The Indenture Trustee shall not be liable for any such determination made in good faith.

        It shall not be necessary for any Act (as defined in Section 10.03  hereof) of  Noteholders  under this
Section  9.02  to  approve  the  particular  form of any  proposed  supplemental  indenture,  but it  shall  be sufficient if such Act shall approve the substance thereof.

        Promptly  after the execution by the Issuer and the  Indenture  Trustee of any  supplemental  indenture pursuant to this  Section  9.02,  the  Indenture  Trustee  shall mail to the Holders of the Notes to which such amendment or  supplemental  indenture  relates a notice  setting  forth in general  terms the substance of such supplemental  indenture.  Any failure of the  Indenture  Trustee to mail such  notice,  or any defect  therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

        So long as there does not exist a failure by the Credit  Enhancer to make a required  payment under the
Policies,  the Credit  Enhancer  shall have the right to exercise  all rights of the Holders of the Notes under this  Indenture  without any consent of such  Holders,  and such Holders may exercise such rights only with the prior written consent of the Credit Enhancer, except as provided herein.

Section 9.03.  Execution of  Supplemental  Indentures.  In  executing,  or  permitting  the  additional  trusts created by, any supplemental  indenture permitted by this Article IX or the modification  thereby of the trusts created by this  Indenture,  the Indenture  Trustee shall be entitled to receive,  and subject to Sections 6.01 and 6.02,  shall be fully  protected in relying upon, an Opinion of Counsel  stating that the execution of such supplemental  indenture is authorized  or permitted by this  Indenture.  The  Indenture  Trustee may, but shall not be obligated  to, enter into any such  supplemental  indenture  that affects the  Indenture  Trustee's  own rights, duties, liabilities or immunities under this Indenture or otherwise.

Section 9.04.  Effect of Supplemental  Indenture.  Upon the execution of any supplemental indenture pursuant to the provisions  hereof,  this  Indenture  shall be and shall be deemed to be modified and amended in accordance therewith  with respect to the Notes  affected  thereby,  and the  respective  rights,  limitations  of rights, obligations,  duties,  liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of the Notes shall  thereafter  be  determined,  exercised  and enforced  hereunder  subject in all respects to such  modifications  and  amendments,  and all the terms and  conditions  of any such  supplemental indenture  shall be and be  deemed to be part of the terms and  conditions  of this  Indenture  for any and all purposes.

Section 9.05.  Conformity with Trust  Indenture Act. Every  amendment of this Indenture and every  supplemental indenture  executed  pursuant to this Article IX shall conform to the requirements of the TIA as then in effect so long as this Indenture shall then be qualified under the TIA.

Section 9.06.  Reference in Notes to  Supplemental  Indentures.  Notes  authenticated  and delivered  after the execution of any  supplemental  indenture  pursuant to this  Article IX may,  and if required by the  Indenture
Trustee  shall,  bear a notation in form  approved by the  Indenture  Trustee as to any matter  provided for in such  supplemental  indenture.  If the  Issuer  or the  Indenture  Trustee  shall so  determine,  new  Notes so modified  as to conform,  in the opinion of the  Indenture  Trustee  and the Issuer,  to any such  supplemental indenture may be prepared and executed by the Issuer and  authenticated  and delivered by the Indenture Trustee in exchange for Outstanding Notes.

ARTICLE X

                                                 MISCELLANEOUS

Section 10.01. Compliance  Certificates  and Opinions,  etc. (a) Upon any  application or request by the Issuer to the  Indenture  Trustee to take any action under any provision of this  Indenture,  the Issuer shall furnish to the Indenture  Trustee and to the Credit Enhancer (i) an Officer's  Certificate  stating that all conditions precedent,  if any, provided for in this Indenture  relating to the proposed action have been complied with and
(ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions  precedent,  if any, have  been  complied  with,  except  that,  in the case of any such  application  or  request  as to which  the furnishing  of such  documents is  specifically  required by any  provision of this  Indenture,  no  additional certificate or opinion need be furnished.

        Every  certificate or opinion with respect to compliance  with a condition or covenant  provided for in this Indenture shall include:

(i)     a statement that each  signatory of such  certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

(ii)    a brief  statement  as to the  nature  and scope of the  examination  or  investigation  upon which the statements or opinions contained in such certificate or opinion are based;

(iii)   a statement  that, in the opinion of each such signatory,  such signatory has made such  examination or investigation  as is  necessary to enable such  signatory  to express an informed  opinion as to whether or not such covenant or condition has been complied with;

(iv)    a statement as to whether,  in the opinion of each such signatory,  such condition or covenant has been complied with; and

(v)     if the signer of such certificate or Opinion is required to be Independent,  the statement  required by the definition of the term "Independent".

(b)     (i) Prior to the deposit of any Collateral or other property or securities  with the Indenture  Trustee that is to be made the  basis  for the  release  of any  property  or  securities  subject  to the lien of this
Indenture,  the Issuer shall,  in addition to any obligation  imposed in Section  10.01(a) or elsewhere in this
Indenture,  furnish to the  Indenture  Trustee an Officer's  Certificate  certifying  or stating the opinion of each person  signing such  certificate  as to the fair value  (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

(ii)    Whenever  the  Issuer is  required  to  furnish  to the  Indenture  Trustee  an  Officer's  Certificate
certifying or stating the opinion of any signer  thereof as to the matters  described in clause (i) above,  the
Issuer shall also deliver to the Indenture  Trustee an Independent  Certificate as to the same matters,  if the fair value to the Issuer of the securities to be so deposited and of all other such  securities  made the basis of any such withdrawal or release since the  commencement  of the  then-current  fiscal year of the Issuer,  as set forth in the  certificates  delivered  pursuant to clause (i) above and this clause (ii), is 10% or more of the  Security  Balances  of the  Notes,  but such a  certificate  need not be  furnished  with  respect  to any securities  so  deposited,  if the fair  value  thereof  to the  Issuer as set forth in the  related  Officer's
Certificate is less than $25,000 or less than one percent of the Security Balances of the Notes.

(iii)   Whenever any property or  securities  are to be released  from the lien of this  Indenture,  the Issuer shall also furnish to the  Indenture  Trustee an  Officer's  Certificate  certifying  or stating the opinion of each person  signing such  certificate as to the fair value (within 90 days of such release) of the property or securities  proposed to be released and stating  that in the opinion of such person the  proposed  release will not impair the security under this Indenture in contravention of the provisions hereof.

(iv)    Whenever  the  Issuer is  required  to  furnish  to the  Indenture  Trustee  an  Officer's  Certificate
certifying  or stating the opinion of any signer  thereof as to the matters  described  in clause  (iii) above, the Issuer shall also furnish to the Indenture  Trustee an  Independent  Certificate  as to the same matters if the fair value of the property or securities  and of all other  property,  other than property as  contemplated by clause (v) below or  securities  released  from the lien of this  Indenture  since the  commencement  of the then-current  calendar  year, as set forth in the  certificates  required by clause (iii) above and this clause
(iv),  equals 10% or more of the Security  Balances of the Notes, but such certificate need not be furnished in the case of any  release  of  property  or  securities  if the fair value  thereof as set forth in the  related
Officer's  Certificate  is less than  $25,000 or less than one  percent of the then  Security  Balances  of the
Notes.

(v)     Notwithstanding  any  provision  of this  Indenture,  the  Issuer  may,  without  compliance  with  the requirements  of the other  provisions of this Section 10.01,  (A) collect upon,  sell or otherwise  dispose of the Home  Equity  Loans as and to the extent  permitted  or required  by the Basic  Documents  or (B) make cash payments  out of the Payment  Account as and to the extent  permitted  or required by the Basic  Documents,  so long as the Issuer shall deliver to the Indenture  Trustee every six months,  commencing  December 31, 2006, an
Officer's  Certificate of the Issuer stating that all the  dispositions of Collateral  described in clauses (A)
or (B) above that  occurred  during the  preceding  six  calendar  months  were in the  ordinary  course of the
Issuer's business and that the proceeds thereof were applied in accordance with the Basic Documents.

Section 10.02. Form of  Documents  Delivered  to  Indenture  Trustee.  In any case where  several  matters  are required to be certified by, or covered by an opinion of, any specified  Person,  it is not necessary  that all such  matters  be  certified  by, or  covered  by the  opinion  of,  only one such  Person,  or that they be so certified or covered by only one  document,  but one such Person may certify or give an opinion with respect to some  matters and one or more other such Persons as to other  matters,  and any such Person may certify or give an opinion as to such matters in one or several documents.

        Any certificate or opinion of an Authorized  Officer of the Issuer may be based,  insofar as it relates to legal  matters,  upon a  certificate  or opinion of, or  representations  by,  counsel,  unless such officer knows, or in the exercise of reasonable  care should know,  that the certificate or opinion or  representations with  respect  to the  matters  upon  which  his  certificate  or  opinion  is based  are  erroneous.  Any such certificate  of an  Authorized  Officer or Opinion  of Counsel  may be based,  insofar as it relates to factual matters,  upon a certificate or opinion of, or representations  by, an officer or officers of the Seller or the
Issuer,  stating that the  information  with respect to such factual matters is in the possession of the Seller or the Issuer,  unless  such  counsel  knows,  or in the  exercise of  reasonable  care should  know,  that the certificate or opinion or representations with respect to such matters are erroneous.

        Where any Person is required to make,  give or execute two or more  applications,  requests,  consents, certificates,  statements,  opinions or other  instruments  under this  Indenture,  they may,  but need not, be consolidated and form one instrument.

        Whenever  in this  Indenture,  in  connection  with any  application  or  certificate  or report to the
Indenture  Trustee,  it is provided  that the Issuer shall  deliver any document as a condition of the granting of such  application,  or as evidence of the Issuer's  compliance with any term hereof, it is intended that the truth  and  accuracy,  at the  time  of the  granting  of such  application  or at the  effective  date of such certificate  or report (as the case may be), of the facts and opinions  stated in such  document  shall in such case  be  conditions  precedent  to the  right  of the  Issuer  to  have  such  application  granted  or to the sufficiency  of such  certificate  or report.  The  foregoing  shall not,  however,  be construed to affect the
Indenture  Trustee's  right to rely upon the truth and accuracy of any  statement  or opinion  contained in any such document as provided in Article VI.

Section 10.03. Acts of  Noteholders.  (a) Any  request,  demand,  authorization,  direction,  notice,  consent, waiver or other action  provided by this Indenture to be given or taken by  Noteholders  may be embodied in and evidenced by one or more  instruments of  substantially  similar tenor signed by such  Noteholders in person or by agents duly  appointed  in writing;  and except as herein  otherwise  expressly  provided  such action shall become effective when such instrument or instruments are delivered to the Indenture  Trustee,  and, where it is hereby  expressly  required,  to the Issuer.  Such instrument or instruments  (and the action embodied  therein and  evidenced  thereby)  are  herein  sometimes  referred  to as the  "Act" of the  Noteholders  signing  such instrument  or  instruments.  Proof of execution of any such  instrument  or of a writing  appointing  any such agent shall be sufficient for any purpose of this  Indenture and (subject to Section 6.01)  conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 10.03.

(b)     The fact and date of the  execution  by any person of any such  instrument  or writing may be proved in any manner that the Indenture Trustee deems sufficient.

(c)     The ownership of Notes shall be proved by the Note Registrar.

(d)     Any request, demand,  authorization,  direction,  notice, consent, waiver or other action by the Holder of any Note shall bind the Holder of every Note issued upon the  registration  thereof or in exchange  therefor or in lieu thereof,  in respect of anything  done,  omitted or suffered to be done by the Indenture  Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

Section 10.04. Notices,  etc., to Indenture Trustee,  Issuer, Credit Enhancer and Rating Agencies. Any request, demand,  authorization,  direction,  notice,  consent, waiver or Act of Noteholders or other documents provided or permitted by this  Indenture  shall be in writing and if such  request,  demand,  authorization,  direction, notice, consent, waiver or Act of Noteholders is to be made upon, given or furnished to or filed with:

(i)     the  Indenture  Trustee  by any  Noteholder  or by the Issuer  shall be  sufficient  for every  purpose hereunder if made,  given,  furnished  or filed in writing to or with the  Indenture  Trustee at the  Corporate
Trust Office.  The Indenture  Trustee shall promptly  transmit any notice  received by it from the  Noteholders to the Issuer, or

(ii)    the  Issuer by the  Indenture  Trustee  or by any  Noteholder  shall be  sufficient  for every  purpose hereunder if in writing and mailed  first-class,  postage prepaid to the Issuer  addressed to: Home Equity Loan
Trust 2006-HSA2,  in care of Wilmington Trust Company, or at any other address previously  furnished in writing to the  Indenture  Trustee by the Issuer.  The Issuer shall  promptly  transmit any notice  received by it from the Noteholders to the Indenture Trustee, or

(iii)   the Credit Enhancer by the Issuer,  the Indenture Trustee or by any Noteholders shall be sufficient for every purpose  hereunder to in writing and mailed,  first-class  postage pre-paid,  or personally  delivered or telecopied to: Financial Guaranty Insurance Company,  125 Park Avenue, New York, NY 10017,  Attention:  General
Counsel (Home Equity Loan Trust  2006-HSA2).  The Credit  Enhancer shall promptly  transmit any notice received by it from the Issuer,  the Indenture  Trustee or the  Noteholders to the Issuer or Indenture  Trustee,  as the
case may be.

        Notices required to be given to the Rating Agencies by the Issuer,  the Indenture  Trustee or the Owner
Trustee shall be in writing,  personally  delivered or mailed by certified mail, return receipt  requested,  to
(i) in the case of Standard & Poor's, at the following  address:  Standard & Poor's Ratings Services,  55 Water
Street,  New York, New York 10041,  Attention of Asset Backed  Surveillance  Department and (ii) in the case of
Moody's,  at the following  address:  Moody's Investors  Service,  Inc., ABS Monitoring  Department,  99 Church
Street,  New  York,  New  York  10007;  or as to each of the  foregoing,  at such  other  address  as  shall be designated by written notice to the other parties.

Section 10.05. Notices to Noteholders;  Waiver.  Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently  given (unless otherwise herein expressly  provided) if in writing and mailed,  first-class,  postage prepaid to each Noteholder  affected by such event, at such Person's  address as it appears on the Note  Register,  not later than the latest  date,  and not earlier  than the  earliest  date, prescribed for the giving of such notice.  In any case where notice to  Noteholders  is given by mail,  neither the  failure to mail such  notice nor any defect in any  notice so mailed to any  particular  Noteholder  shall affect the sufficiency of such notice with respect to other  Noteholders,  and any notice that is mailed in the manner  herein  provided  shall  conclusively  be presumed to have been duly given  regardless  of whether such notice is in fact actually received.

        Where this  Indenture  provides  for notice in any manner,  such notice may be waived in writing by any
Person  entitled  to receive  such  notice,  either  before or after the event,  and such  waiver  shall be the equivalent  of such notice.  Waivers of notice by  Noteholders  shall be filed with the  Indenture  Trustee but such filing shall not be a condition  precedent  to the  validity of any action  taken in reliance  upon such a waiver.

        In case, by reason of the suspension of regular mail service as a result of a strike,  work stoppage or similar  activity,  it shall be  impractical  to mail  notice of any event to  Noteholders  when such notice is required to be given  pursuant to any  provision  of this  Indenture,  then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

        Where this Indenture provides for notice to the Rating Agencies,  failure to give such notice shall not affect any other rights or obligations  created hereunder,  and shall not under any circumstance  constitute an
Event of Default.

Section 10.06. Alternate  Payment and Notice  Provisions.  Notwithstanding  any provision of this  Indenture or any of the Notes to the contrary,  the Issuer may enter into any agreement  with any Holder of a Note providing for a method of  payment,  or notice by the  Indenture  Trustee  to such  Holder,  that is  different  from the methods  provided  for in this  Indenture  for such  payments  or  notices.  The  Issuer  shall  furnish to the
Indenture  Trustee a copy of each such agreement and the Indenture  Trustee shall cause payments to be made and notices to be given in accordance with such agreements.

Section 10.07. Conflict with Trust Indenture Act. If any provision  hereof limits,  qualifies or conflicts with another  provision  hereof that is required to be included in this  Indenture by any of the  provisions  of the
TIA, such required provision shall control.

        The  provisions of TIAss.ss.310 through 317 that impose duties on any Person  (including  the  provisions automatically  deemed  included  herein unless  expressly  excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

Section 10.08. Effect of Headings.  The Article and Section  headings herein are for convenience only and shall not affect the construction hereof.

Section 10.09. Successors  and Assigns.  All  covenants and  agreements in this  Indenture and the Notes by the
Issuer shall bind its  successors  and assigns,  whether so expressed or not. All  agreements  of the Indenture
Trustee in this Indenture shall bind its successors, co-trustees and agents.

Section 10.10. Separability.  In case any  provision in this  Indenture or in the Notes shall be held  invalid, illegal or unenforceable,  the validity,  legality, and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

Section 10.11. Benefits of  Indenture.  Nothing in this  Indenture or in the Notes,  express or implied,  shall give to any Person,  other than the parties hereto and their successors  hereunder,  and the  Noteholders,  the
Credit  Enhancer,  and any other party secured  hereunder,  and any other Person with an ownership  interest in any part of the Trust  Estate,  any  benefit  or any legal or  equitable  right,  remedy  or claim  under  this
Indenture.

Section 10.12. Legal  Holidays.  In any case where the date on which any payment is due shall not be a Business
Day, then  (notwithstanding  any other  provision of the Notes or this  Indenture)  payment need not be made on such date,  but may be made on the next  succeeding  Business  Day with the same force and effect as if made on the date on which  nominally  due, and no interest  shall accrue for the period from and after any such nominal date.

Section 10.13. GOVERNING  LAW. THIS  INDENTURE  SHALL BE CONSTRUED IN ACCORDANCE  WITH THE LAWS OF THE STATE OF
NEW YORK,  WITHOUT  REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS  (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE
NEW YORK GENERAL  OBLIGATIONS LAW), AND THE OBLIGATIONS,  RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE
DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 10.14. Counterparts.  This  Indenture may be executed in any number of  counterparts,  each of which so executed shall be deemed to be an original,  but all such  counterparts  shall together  constitute but one and the same instrument.

Section 10.15. Recording of  Indenture.  If this  Indenture is subject to recording in any  appropriate  public recording  offices,  such  recording  is to be  effected  by the Issuer and at its  expense  accompanied  by an
Opinion of Counsel (which may be counsel to the Indenture  Trustee or any other counsel  reasonably  acceptable to the  Indenture  Trustee) to the effect that such  recording is necessary  either for the  protection  of the
Noteholders  or any other Person  secured  hereunder or for the  enforcement  of any right or remedy granted to the Indenture Trustee under this Indenture.

Section 10.16. Issuer  Obligation.  No recourse  may be taken,  directly  or  indirectly,  with  respect to the obligations of the Issuer,  the Owner Trustee or the Indenture  Trustee on the Notes or under this Indenture or any  certificate  or other  writing  delivered in connection  herewith or therewith,  against (i) the Indenture
Trustee  or the Owner  Trustee in its  individual  capacity,  (ii) any owner of a  beneficial  interest  in the
Issuer or (iii) any partner, owner, beneficiary,  agent, officer, director,  employee or agent of the Indenture
Trustee or the Owner Trustee in its  individual  capacity,  any holder of a beneficial  interest in the Issuer, the Owner  Trustee or the  Indenture  Trustee or of any  successor  or assign of the  Indenture  Trustee or the
Owner  Trustee  in its  individual  capacity,  except as any such  Person may have  expressly  agreed (it being understood  that the  Indenture  Trustee and the Owner  Trustee have no such  obligations  in their  respective individual  capacities) and except that any such partner,  owner or beneficiary  shall be fully liable,  to the extent  provided by applicable  law, for any unpaid  consideration  for stock,  unpaid capital  contribution or failure to pay any  installment  or call owing to such  entity.  For all  purposes  of this  Indenture,  in the performance of any duties or obligations  of the Issuer  hereunder,  the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

Section 10.17. No Petition.  The Indenture Trustee,  by entering into this Indenture,  and each Noteholder,  by its  acceptance  of a Note,  hereby  covenant  and agree that they will not at any time  institute  against the
Depositor or the Issuer,  or join in any  institution  against the Depositor or the Issuer of, any  bankruptcy, reorganization,  arrangement,  insolvency or liquidation  proceedings,  or other  proceedings  under any United
States federal or state  bankruptcy or similar law in connection  with any  obligations  relating to the Notes, this Indenture or any of other the Basic Documents.

Section 10.18. Inspection.   The  Issuer  agrees  that,  on  reasonable  prior  notice,  it  shall  permit  any representative  of the Indenture  Trustee,  during the Issuer's normal business hours, to examine all the books of account,  records,  reports and other papers of the Issuer, to make copies and extracts therefrom,  to cause such books to be audited by Independent  certified  public  accountants,  and to discuss the Issuer's  affairs, finances and accounts with the Issuer's  officers,  employees,  and Independent  certified public  accountants, all at such  reasonable  times and as often as may be reasonably  requested.  The  Indenture  Trustee shall and shall cause its  representatives  to hold in confidence all such  information  except to the extent  disclosure may be required by law (and all reasonable  applications for confidential  treatment are unavailing) and except to the extent that the Indenture  Trustee may reasonably  determine that such disclosure is consistent with its obligations hereunder.

                                                  ARTICLE XI

                                               REMIC PROVISIONS

        Section 11.01 REMIC Administration.

               (a)The REMIC  Administrator  shall  make an  election  to treat the HELs in Loan Group I and the proceeds of the HELs in Loan Group I on deposit in the  Distribution  Account,  the  Custodial  Account and the
Payment  Account as two REMICs under the Code and, if  necessary,  under  applicable  state law, in  accordance with  Section  2.06 of the  Trust  Agreement.  Such  election  will be made on Form  1066 or other  appropriate federal tax or information  return  (including Form 8811) or any appropriate  state return for the taxable year ending on the last day of the  calendar  year in which the  Securities  are  issued.  For the  purposes  of the
REMIC  elections in respect of that portion of the Trust Estate,  Securities  and interests to be designated as the "regular  interests" and the sole class of "residual  interests" in each REMIC will be set forth in Section
11.03.  The REMIC  Administrator  and the Owner  Trustee  shall not  permit  the  creation  of any  "interests"
(within  the  meaning  of Section  860G of the Code) in each  REMIC  elected in respect of the Trust Fund other than the "regular interests" and "residual interests" so designated.

               (b)The Closing Date is hereby  designated  as the "Startup Day" of each of REMIC I and REMIC II, as designated in Section 11.03 below, within the meaning of Section 860G(a)(9) of the Code.

               (c)The  REMIC  Administrator  shall  hold a Class R  Certificate  representing  at least a 0.01%
Percentage  Interest  in each Class of the Class R  Certificates  and shall be  designated  as "the tax matters person" with respect to each REMIC in the manner provided under Treasury  regulations  section  1.860F-4(d) and
Treasury regulations section  301.6231(a)(7)-1.  The REMIC Administrator,  as tax matters person, shall (i) act on behalf of each  REMIC in  relation  to any tax matter or  controversy  involving  the Trust  Estate and (ii)
represent the Trust Estate in any  administrative  or judicial  proceeding  relating to an examination or audit by any governmental  taxing authority with respect thereto.  The legal expenses,  including without  limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability  resulting  therefrom shall be expenses of the Trust Estate and the REMIC  Administrator  shall be entitled to  reimbursement  therefor out of amounts  attributable  to the HELs on deposit in the Custodial  Account unless such legal expenses and costs are incurred by reason of the REMIC  Administrator's  willful  misfeasance,  bad faith or gross negligence.  If the REMIC Administrator is no longer the Master Servicer  hereunder,  at its option the REMIC Administrator may continue its duties as REMIC  Administrator and shall be paid reasonable  compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

               (d)The REMIC  Administrator  shall  prepare or cause to be prepared  all of the Tax Returns that it  determines  are  required  with  respect to each REMIC  created  hereunder  and, if approval  therefore  is received  from the  applicable  District  Director of the Internal  Revenue  Service,  shall sign and file such returns in a timely  manner and,  otherwise,  shall  deliver  such Tax Returns in a timely  manner to the Owner
Trustee,  if the Owner  Trustee is required to sign such returns in  accordance  with Section 5.03 of the Trust
Agreement,  and shall sign (if the Owner  Trustee  is not so  required)  and file such Tax  Returns in a timely manner.  The expenses of preparing  such returns  shall be borne by the REMIC  Administrator  without any right of  reimbursement  therefor.  The REMIC  Administrator  agrees to indemnify and hold harmless the Owner Trustee with  respect to any tax or  liability  arising  from the Owner  Trustee's  signing of Tax Returns that contain
errors  or  omissions.   The  Indenture   Trustee  and  Master  Servicer  shall  promptly   provide  the  REMIC
Administrator  with such  information  in their  possession  as the REMIC  Administrator  may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

               (e)The REMIC  Administrator  shall provide (i) to any  Transferor of a Class R Certificate  such information  as is necessary for the  application  of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted  Transferee,  (ii) to the Indenture  Trustee,  and the  Indenture  Trustee
shall forward to the Noteholders  and the  Certificateholders,  such  information or reports as are required by the Code or the REMIC Provisions  including  reports  relating to interest,  original issue discount and market discount or premium  (using the  Prepayment  Assumption)  and (iii) to the Internal  Revenue  Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC.

               (f)The Master  Servicer  and the REMIC  Administrator  shall take such  actions  and shall cause each REMIC created  hereunder to take such actions as are reasonably  within the Master Servicer's or the REMIC
Administrator's  control and the scope of its duties more  specifically  set forth herein as shall be necessary or  desirable  to maintain the status of each REMIC as a REMIC under the REMIC  Provisions  (and the  Indenture
Trustee shall assist the Master Servicer and the REMIC  Administrator,  to the extent  reasonably  requested by the Master  Servicer and the REMIC  Administrator  to do so). The Master  Servicer and the REMIC  Administrator
shall not  knowingly  or  intentionally  take any action,  cause the Trust Estate to take any action or fail to take (or fail to cause to be taken) any action  reasonably  within their  respective  control  that,  under the
REMIC  Provisions,  if taken or not taken,  as the case may be, could (i) endanger the status of any portion of any of the REMICs as a REMIC or (ii) result in the  imposition of a tax upon any of the REMICs  (including  but not limited to the tax on prohibited  transactions as defined in Section  860F(a)(2) of the Code and the tax on contributions  to a REMIC set forth in Section  860G(d) of the Code)  (either such event,  in the absence of an
Opinion of Counsel or the  indemnification  referred to in this sentence,  an "Adverse REMIC Event") unless the
Master Servicer or the REMIC Administrator,  as applicable,  has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense,  and the Master  Servicer or the REMIC  Administrator,  as applicable,  determines that taking such action is in the best interest of the
Trust Estate and the  Noteholders  and the  Certificateholders,  at the expense of the Trust Estate,  but in no event at the  expense of the Master  Servicer,  the REMIC  Administrator,  the Owner  Trustee or the  Indenture
Trustee) to the effect that the  contemplated  action will not, with respect to each REMIC  created  hereunder, endanger  such  status  or,  unless  the Master  Servicer,  the REMIC  Administrator  or both,  as  applicable, determine in its or their sole  discretion to indemnify the Trust Estate  against the imposition of such a tax, result in the  imposition  of such a tax.  Wherever in this  Indenture a  contemplated  action may not be taken because the timing of such action might result in the  imposition of a tax on the Trust Estate,  or may only be taken  pursuant to an Opinion of Counsel  that such  action  would not impose a tax on the Trust  Estate,  such action may  nonetheless  be taken provided that the indemnity  given in the preceding  sentence with respect to any taxes  that might be imposed  on the Trust  Estate has been given and that all other  preconditions  to the taking of such action have been  satisfied.  The  Indenture  Trustee  shall not take or fail to take any action
(whether  or not  authorized  hereunder)  as to which  the  Master  Servicer  or the  REMIC  Administrator,  as
applicable,  has  advised  it in writing  that it has  received  an  Opinion  of Counsel to the effect  that an
Adverse  REMIC Event could occur with  respect to such action or  inaction.  In  addition,  prior to taking any action with respect to any of the REMICs  created  hereunder or any related assets  thereof,  or causing any of the  REMICs to take any  action,  which is not  expressly  permitted  under the  terms of this  Indenture,  the
Indenture  Trustee will consult with the Master  Servicer or the REMIC  Administrator,  as  applicable,  or its designee,  in writing,  with respect to whether  such action  could cause an Adverse  REMIC Event to occur with respect to any of the REMICs,  and the  Indenture  Trustee shall not take any such action or cause either REMIC to take any such  action  as to which the  Master  Servicer  or the REMIC  Administrator,  as  applicable,  has advised  it  in  writing  that  an  Adverse  REMIC  Event  could  occur.  The  Master  Servicer  or  the  REMIC
Administrator,  as  applicable,  may consult  with counsel to make such  written  advice,  and the cost of same shall be borne by the party seeking to take the action not  expressly  permitted by this  Indenture,  but in no event at the  expense of the Master  Servicer  or the REMIC  Administrator.  At all times as may be required by the Code,  the  Master  Servicer  will to the  extent  within  its  control  and the scope of its  duties  more specifically  set forth herein,  maintain  substantially  all of the assets of each REMIC created  hereunder as
"qualified  mortgages" as defined in Section  860G(a)(3) of the Code and "permitted  investments" as defined in
Section 860G(a)(5) of the Code.

               (g)In the event  that any tax is  imposed  on  "prohibited  transactions"  of any of the  REMICs created  hereunder as defined in Section  860F(a)(2) of the Code, on "net income from foreclosure  property" of any of the REMICs as defined in Section  860G(c) of the Code, on any  contributions  to any of the REMICs after the Startup Day therefor  pursuant to Section  860G(d) of the Code,  or any other tax is imposed by the Code or any  applicable  provisions of state or local tax laws,  such tax shall be charged (i) to the Master  Servicer, if such tax arises  out of or results  from a breach by the Master  Servicer  of any of its  obligations  under this  Indenture or the Master  Servicer has in its sole  discretion  determined  to indemnify  the Trust Estate against  such tax,  (ii) to the  Indenture  Trustee,  if such tax arises out of or results from a breach by the
Indenture  Trustee of any of its  obligations  under this  Article XI, or (iii)  otherwise  against  amounts on deposit in the Custodial  Account and on the Payment  Date(s)  following  such  reimbursement  the aggregate of such taxes shall be  allocated in reduction  of the accrued  interest due on each Class  entitled  thereto on a pro rata basis.

               (h)The  Indenture  Trustee  and the Master  Servicer  shall,  for federal  income tax  purposes, maintain  books and records with respect to each REMIC  created  hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

               (i)Following  the Startup Day,  neither the Master  Servicer  nor the  Indenture  Trustee  shall accept  any  contributions  of assets  to any of the  REMICs  created  hereunder  unless  (subject  to  Section
11.01(f))  the Master  Servicer and the  Indenture  Trustee  shall have  received an Opinion of Counsel (at the expense of the party  seeking to make such  contribution)  to the effect that the  inclusion  of such assets in such  REMIC  will not cause any of the  REMICs to fail to qualify as a REMIC at any time that any Class I Notes or Group I Certificates  are outstanding or subject any of the REMICs to any tax under the REMIC  Provisions or other applicable provisions of federal, state and local law or ordinances.

               (j)Neither the Master  Servicer nor the Trustee shall (subject to Section  11.01(f))  enter into any  arrangement by which any of the REMICs  created  hereunder  will receive a fee or other  compensation  for services nor permit any of the REMICs to receive any income from assets  other than  "qualified  mortgages"  as defined in Section  860G(a)(3) of the Code or "permitted  investments" as defined in Section  860G(a)(5) of the
Code.

               (k)Solely for the  purposes of Section  1.860G-1(a)(4)(iii)  of the  Treasury  Regulations,  the
"latest  possible  maturity  date" by which the  Certificate  Principal  Balance of each Class of Class I Notes representing a regular  interest in the applicable  REMIC is the Final  Scheduled  Payment Date with respect to the Class I Notes.

               (l)Within 30 days after the Closing Date,  the REMIC  Administrator  shall prepare and file with the Internal  Revenue  Service Form 8811,  "Information  Return for Real Estate  Mortgage  Investment  Conduits
(REMIC) and Issuers of Collateralized Debt Obligations" for each REMIC created hereunder.

               (m)Neither the Indenture  Trustee nor the Master  Servicer shall sell,  dispose of or substitute for any of the Group I Loans (except in connection  with (i) the default,  imminent  default or  foreclosure of the Group I Loans,  including but not limited to, the acquisition or sale of a Mortgaged  Property  acquired by deed  in  lieu  of  foreclosure,  (ii)  the  bankruptcy  of any of the  REMICs  created  hereunder,  (iii)  the termination of the applicable  REMIC pursuant to Section 8.02 of the Trust  Agreement or (iv) a purchase of the
Group I Loans  pursuant to the Purchase  Agreement)  nor acquire any assets for any of the REMICs,  nor sell or dispose  of any  investments  in the  Custodial  Account  or the  Payment  Account  for  gain  nor  accept  any contributions  to any of the REMICs  after the Closing  Date unless it has  received an Opinion of Counsel that such sale,  disposition,  substitution  or acquisition  will not (a) affect  adversely the status of any of the
REMICs as a REMIC or (b) unless the Master  Servicer has  determined  in its sole  discretion  to indemnify the
Trust Estate (and the Indenture  Trustee for any cost,  expense or liability  incurred by the Indenture Trustee in  connection  therewith)  against  such  tax,  cause  any  REMIC  to  be  subject  to a  tax  on  "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

               (n)The  Trustee  will apply for an employer  identification  number  from the  Internal  Revenue
Service on a Form SS-4 or any other acceptable method for all tax entities.

        Section 11.02 Servicer, REMIC Administrator and Indenture Trustee Indemnification.

               (a)The  Indenture  Trustee  agrees to  indemnify  the Trust  Estate,  the  Depositor,  the REMIC
Administrator and the Master Servicer for any tax, cost, expense or liability,  including,  without limitation, any  reasonable  attorneys  fees  imposed on or  incurred  by the Trust  Estate,  the  Depositor  or the Master
Servicer,  as a result of a breach of the  Indenture  Trustee's  covenants  set forth in  Article  VIII or this
Article XI.

               (b)The REMIC  Administrator  agrees to indemnify the Trust  Estate,  the  Depositor,  the Master
Servicer,  the Owner Trustee and the Indenture  Trustee for any tax,  cost,  expense and liability  (including, without  limitation,  any  reasonable  attorneys'  fees)  imposed  on or  incurred  by the  Trust  Estate,  the
Depositor,  the Master  Servicer,  the Owner Trustee or the Indenture  Trustee,  as a result of a breach of the
REMIC  Administrator's  covenants  set forth in this  Article  XI with  respect  to  compliance  with the REMIC
Provisions,  including  without  limitation,  any penalties  arising from the Owner Trustee's  execution of Tax
Returns prepared by the REMIC  Administrator  that contain errors or omissions;  provided,  however,  that such liability  will not be imposed to the extent such  breach is a result of an error or  omission  in  information provided to the REMIC Administrator by the Master Servicer in which case Section 11.02(c) will apply.

               (c)The  Master  Servicer  agrees  to  indemnify  the  Trust  Estate,  the  Depositor,  the REMIC
Administrator,  the  Owner  Trustee  and the  Indenture  Trustee  for any  tax,  cost,  expense  and  liability
(including,  without  limitation,  any reasonable  attorneys' fees) imposed on or incurred by the Trust Estate, the Depositor,  the REMIC  Administrator,  the Owner Trustee or the Indenture Trustee,  as a result of a breach of the Master Servicer's  covenants set forth in this Article XI or in the Servicing  Agreement with respect to compliance  with the REMIC  Provisions,  including  without  limitation,  any penalties  arising from the Owner
Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

        Section 11.03 Designation of REMIC(s).

        The REMIC  Administrator  shall make an election to treat the HELs in Loan Group I and the  proceeds of the HELs in Loan Group I on  deposit  in the  Distribution  Account,  the  Custodial  Account  and the  Payment
Account as a REMIC  ("REMIC I") and will make an election to treat the pool of assets  comprised of the REMIC I
Regular Interests as a REMIC ("REMIC II") for federal income tax purposes.

        The REMIC I Regular  Interests  will be "regular  interests" in REMIC I and the Class R-I  Certificates will be the sole class of  "residual  interests"  in REMIC I for  purposes  of the REMIC  Provisions  under the federal income tax law.

        The REMIC II Regular Interests will be "regular  interests" in REMIC II and the Class R-II Certificates will be the sole class of  "residual  interests"  in REMIC II for  purposes of the REMIC  Provisions  under the federal income tax law.

        IN WITNESS  WHEREOF,  the Issuer and the Indenture  Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                            HOME EQUITY LOAN TRUST 2006-HSA2,
                                            as Issuer

                                            By:    WILMINGTON TRUST COMPANY,
                                                   not in its individual capacity
                                                   but solely as Owner Trustee

                                            By:/s/Joann A. Rozell
                                               Name: Joann A. Rozell
                                               Title: Asst. Vice President

                                            JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
                                            as Indenture Trustee

                                            By:/s/Joanne Murray
                                               Name: Joanne Murray
                                               Title:  Asst. Vice President

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
hereby accepts the appointment as
Paying Agent pursuant to Section 3.03
hereof and as Note Registrar pursuant
to Section 4.02 hereof.

By: /s/Joanne Murray
    Name: Joanne Murray
    Title: Asst. Vice President

STATE OF DELAWARE            )
                             ) ss.:
COUNTY OF NEWCASTLE          )

        On this 24th day of February,  2006,  before me personally  appeared  _____/s/Joann A. Rozell__,  to me known,  who being by me duly sworn,  did depose and say, that s/he resides at in  __Wilmington__ , that s/he is the __Asst.  Vice  President___ of the Owner Trustee,  one of the corporations  described in and which executed the above instrument;  that s/he knows the seal of said  corporation;  that the seal affixed to said instrument is such  corporate  seal;  that it was so affixed by order of the Board of Directors of said  corporation;  and that s/he signed her/his name thereto by like order.

                                            /s/ Bethany J. Taylor
                                            Notary Public

STATE OF TEXAS               )
                             ) ss.:
COUNTY OF HARRIS             )

        On this 21st day of February,  2006, before me personally  appeared ____Joanne  Murray__,  to me known, who being by me duly sworn,  did depose and say,  that s/he  resides at ____600  Travis______  that s/he is the
_AVP__________  of JPMorgan Chase Bank, N.A., as Indenture  Trustee,  one of the corporations  described in and which executed the above  instrument;  that s/he knows the seal of said  corporation;  that the seal affixed to said  instrument  is such  corporate  seal;  that it was so affixed by order of the Board of  Directors of said corporation; and that s/he signed her/his name thereto by like order.

                                            /s/Cecilia A. Garcia
                                            Notary Public

NOTORIAL SEAL

                                                  EXHIBIT A-1

                                         FORM OF CLASS A-I-[__] NOTES

               UNLESS THIS TERM NOTE IS PRESENTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF THE  DEPOSITORY  TRUST
COMPANY, A NEW YORK CORPORATION  ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE OR
PAYMENT,  AND ANY TERM  NOTE  ISSUED  IS  REGISTERED  IN THE  NAME OF CEDE & CO.  OR IN SUCH  OTHER  NAME AS IS
REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY  PAYMENT  IS MADE TO CEDE & CO. OR TO SUCH  OTHER
ENTITY AS IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  INASMUCH AS THE  REGISTERED  OWNER HEREOF,  CEDE & CO., HAS
AN INTEREST HEREIN.

               [SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS TERM NOTE IS A "REGULAR INTEREST" IN A "REAL
ESTATE MORTGAGE  INVESTMENT  CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF
THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").]

               THE PRINCIPAL OF THIS TERM NOTE IS PAYABLE IN  INSTALLMENTS  AS SET FORTH  HEREIN.  ACCORDINGLY,
THE  OUTSTANDING  PRINCIPAL  AMOUNT OF THIS TERM NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE
HEREOF.

               THIS TERM NOTE DOES NOT  REPRESENT AN INTEREST IN OR OBLIGATION  OF THE SELLER,  THE  DEPOSITOR,
THE  MASTER  SERVICER,  THE  INDENTURE  TRUSTEE,  THE  TRUSTEE OR GMAC  MORTGAGE  GROUP,  INC.  OR ANY OF THEIR
RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE BASIC DOCUMENTS.

                                       HOME EQUITY LOAN TRUST 2006-HSA2
                               Home Equity Loan-Backed Term Note, Class A-I-[__]

Registered                                                       Principal Amount:  $[_______]

No. 1                                                           Note Rate:  [Floating]/[Fixed]

CUSIP NO.

               Home Equity Loan Trust  2006-HSA2,  a statutory trust duly organized and existing under the laws of the State of Delaware  (herein referred to as the "Issuer"),  for value received,  hereby promises to pay to
Cede & Co. or registered  assigns,  the principal sum of $[_______],  payable on each Payment Date in an amount equal to the Percentage  Interest  evidenced by this Term Note of the aggregate  amount,  if any,  payable from the Payment  Account in respect of principal on the Term Notes pursuant to Section 3.05 of the Indenture  dated as of February 24, 2006 (the  "Indenture")  between the Issuer,  as Issuer,  and JPMorgan Chase Bank,  N.A., as
Indenture  Trustee (the "Indenture  Trustee");  provided,  however,  that the entire unpaid principal amount of
this  Term   Note   shall  be  due  and   payable   on  the   Payment   Date  in  [  ],  to  the   extent   not
previously  paid on a prior  Payment  Date.  Capitalized  terms  used but not  defined  herein  are  defined in
Appendix A of the Indenture.

               [Interest  on the Class  A-I-[__]  Notes will be paid  monthly on each  Payment Date at the Note
Rate  for the  related  Interest  Period  subject  to  limitations  which  may  result  in  Group I Net WAC Cap
Shortfalls  (as  further  described  in the  Indenture).  The  Note  Rate for each  Interest  Period  will be a
[floating  rate equal to the least of (i) LIBOR plus [__]% per annum and (ii) the Group I Net WAC Rate]  [fixed rate equal to the lesser of (i) [__]% per annum  [(or,  for any  Interest  Period  commencing  with the Payment
Date  after the Group I Step-Up  Date,  [__]%)] or (ii) the Group I Net WAC  Rate].  LIBOR for each  applicable
Interest  Period will be  determined  on the second LIBOR  Business Day  immediately  preceding (i) the Closing
Date in the case of the first  Interest  Period and (ii) the first day of each  succeeding  Interest  Period by the Indenture  Trustee as set forth in the  Indenture.  All  determinations  of LIBOR by the Indenture  Trustee shall,  in the absence of manifest  error,  be conclusive for all purposes,  and each holder of this Term Note, by  accepting  this  Term  Note,  agrees  to be bound by such  determination.  Interest  on this Term Note will accrue for each  Payment Date from the most recent  Payment  Date on which  interest has been paid (in the case of the first  Payment  Date,  from the Closing  Date) to but  excluding  such Payment  Date.  Interest  will be computed on the basis of [the actual  number of days in each  Interest  Period and a year assumed to consist of
360 days][ a 360-day  year  consisting  of twelve 30 day  months].  Principal of and interest on this Term Note shall be paid in the manner specified on the reverse hereof.]

               Principal  of and  interest on this Term Note are payable in such coin or currency of the United
States of America  as at the time of payment is legal  tender  for  payment of public and  private  debts.  All payments  made by the Issuer with respect to this Term Note shall be applied  first to interest due and payable on this Term Note as provided above and then to the unpaid principal of this Term Note.

               Reference is made to the further  provisions of this Term Note set forth on the reverse  hereof, which shall have the same effect as though fully set forth on the face of this Term Note.

               Unless the  certificate  of  authentication  hereon has been executed by the  Indenture  Trustee whose name appears  below by manual  signature,  this Term Note shall not be entitled to any benefit  under the
Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

               This Term Note is one of a duly authorized issue of Term Notes of the Issuer,  designated as its
Home Equity  Loan-Backed  Term Notes,  all issued under the  Indenture,  to which  Indenture and all indentures supplemental  thereto  reference  is hereby  made for a  statement  of the  respective  rights and  obligations thereunder  of the  Issuer,  the  Indenture  Trustee  and the  holders  of the Term  Notes.  The Term Notes are subject to all terms of the Indenture.

               The Term Notes and the  Variable  Funding  Notes  (collectively,  the  "Notes")  are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

               This Term Note is  entitled  to the  benefits  of an  irrevocable  and  unconditional  financial guaranty insurance policy issued by Financial Guaranty Insurance Company.

               Principal  of and interest on this Term Note will be payable on each  Payment  Date,  commencing
March 27, 2006, as described in the Indenture.  "Payment Date" means the  twenty-fifth  day of each month,  or, if any such date is not a Business Day, then the next Business Day.

               The entire  unpaid  principal  amount of this Term Note shall be due and  payable in full on the
Payment  Date  in  [  ]  pursuant  to  the  Indenture,   to  the  extent  not   previously   paid  on  a  prior
Payment Date.  Notwithstanding  the  foregoing,  if an Event of Default shall have occurred and be  continuing, then the  Indenture  Trustee or the  holders of Notes  representing  not less than a majority  of the  Security
Balances of all Notes with the consent of the Credit  Enhancer,  or the Credit  Enhancer  may declare the Notes to be  immediately  due and payable in the manner  provided in Section  5.02 of the  Indenture.  All  principal payments on the Term Notes shall be made pro rata to the holders of Term Notes entitled thereto.

               Payments of interest on this Term Note due and payable on each Payment  Date,  together with the installment of principal,  if any, to the extent not in full payment of this Term Note,  shall be made by check mailed  to the  Person  whose  name  appears  as the  Registered  Holder  of  this  Term  Note  (or one or more
Predecessor  Notes) on the Note  Register as of the close of business  on each  Record  Date,  except that with respect to Term  Notes  registered  on the Record  Date in the name of the  nominee  of the  Depository  Agency
(initially,  such nominee to be Cede & Co.),  payments will be made by wire transfer in  immediately  available funds to the account  designated by such nominee.  Such checks shall be mailed to the Person  entitled  thereto at the  address of such  Person as it appears on the Note  Register as of the  applicable  Record Date  without requiring  that this Term Note be submitted for notation of payment.  Any reduction in the principal  amount of this Term Note (or any one or more  Predecessor  Notes) effected by any payments made on any Payment Date shall be binding  upon all future  holders of this Term Note and of any Term Note  issued  upon the  registration  of transfer  hereof or in exchange  hereof or in lieu hereof,  whether or not noted hereon.  If funds are expected to be available,  as provided in the  Indenture,  for payment in full of the then  remaining  unpaid  principal amount of this Term Note on a Payment  Date,  then the Indenture  Trustee,  in the name of and on behalf of the
Issuer,  will  notify the Person who was the  Registered  Holder  hereof as of the Record Date  preceding  such
Payment Date by notice mailed or transmitted  by facsimile  prior to such Payment Date, and the amount then due and payable shall be payable only upon  presentation  and surrender of this Term Note at the address  specified in such notice of final payment.

               As provided in the Indenture and subject to certain limitations set forth therein,  the transfer of this Term Note may be registered on the Note Register upon surrender of this Term Note for  registration  of transfer at the Corporate  Trust Office,  duly endorsed by, or accompanied by a written  instrument of transfer in form  satisfactory  to the Indenture  Trustee duly executed by, the holder hereof or such holder's  attorney duly authorized in writing,  with such signature guaranteed by an "eligible guarantor  institution" meeting the requirements of the Note Registrar,  which  requirements  include membership or participation in the Securities
Transfer Agent's Medallion Program ("STAMP") or such other "signature  guarantee  program" as may be determined by the Note Registrar in addition to, or in  substitution  for,  STAMP,  all in accordance  with the Securities
Exchange Act of 1934, as amended,  and thereupon one or more new Term Notes in authorized  denominations and in the same aggregate  principal  amount will be issued to the designated  transferee or  transferees.  No service charge will be charged for any  registration  of transfer or exchange of this Term Note, but the Note Registrar shall  require  payment of a sum  sufficient  to cover any tax or  governmental  charge  that may be imposed in connection with any registration of transfer or exchange of this Term Note.

               Each holder or Beneficial  Owner of a Term Note,  by acceptance of a Term Note,  or, in the case of a  Beneficial  Owner of a Term Note,  a  beneficial  interest in a Term Note,  covenants  and agrees that no recourse  may be taken,  directly or  indirectly,  with  respect to the  obligations  of the Issuer,  the Owner
Trustee,  the Seller,  the Master Servicer,  the Depositor or the Indenture  Trustee on the Term Notes or under the  Indenture  or any  certificate  or other  writing  delivered  in  connection  therewith,  against  (i) the
Indenture  Trustee or the Owner Trustee in its  individual  capacity,  (ii) any owner of a beneficial  interest in the Issuer or (iii) any partner, owner,  beneficiary,  agent, officer, director or employee of the Indenture
Trustee or the Owner Trustee in its  individual  capacity,  any holder of a beneficial  interest in the Issuer, the Owner  Trustee or the  Indenture  Trustee or of any  successor  or assign of the  Indenture  Trustee or the
Owner Trustee in its individual  capacity,  except as any such Person may have expressly agreed and except that any such partner,  owner or  beneficiary  shall be fully liable,  to the extent  provided by applicable law for any unpaid  consideration  for stock,  unpaid capital  contribution  or failure to pay any  installment or call owing to such entity.

               Each holder or Beneficial  Owner of a Term Note, by acceptance of a Term Note or, in the case of a  Beneficial  Owner of a Term Note, a beneficial  interest in a Term Note,  covenants  and agrees by accepting the  benefits  of the  Indenture  that  such  holder  or  Beneficial  Owner of a Term Note will not at any time institute  against the Depositor or the Issuer, or join in any institution  against the Depositor,  the Seller, the Master Servicer, GMAC Mortgage Group, Inc. or the Issuer of, any bankruptcy,  reorganization,  arrangement, insolvency or liquidation  proceedings  under any United States  federal or state  bankruptcy or similar law in connection with any obligations relating to the Term Notes, the Indenture or the Basic Documents.

               Prior to the due  presentment for  registration  of transfer of this Term Note, the Issuer,  the
Indenture  Trustee  and any agent of the  Issuer or the  Indenture  Trustee  may treat the Person in whose name this Term Note is registered  (as of the day of  determination  or as of such other date as may be specified in the  Indenture)  as the owner hereof for all  purposes,  whether or not this Term Note be overdue,  and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

               The Indenture permits,  with certain  exceptions as therein provided,  the amendment thereof and the  modification of the rights and  obligations of the Issuer and the Indenture  Trustee and the rights of the holders of the Term Notes under the  Indenture  at any time by the Issuer and the  Indenture  Trustee  with the consent of the  holders of Notes  representing  a majority  of the  Security  Balances of all Notes at the time
Outstanding  and the  Credit  Enhancer  and with  prior  notice to the  Rating  Agencies.  The  Indenture  also contains  provisions  permitting  the  holders of Notes  representing  specified  percentages  of the  Security
Balances  of all Notes,  on behalf of the  holders of all the Notes,  to waive  compliance  by the Issuer  with certain  provisions  of the Indenture  and certain past  defaults  under the Indenture and their  consequences.
Any such  consent or waiver by the  holder of this Term Note (or any one of more  Predecessor  Notes)  shall be conclusive  and  binding  upon such  holder and upon all future  holders of this Term Note and of any Term Note issued  upon the  registration  of  transfer  hereof or in  exchange  hereof or in lieu  hereof  whether or not notation  of such  consent or waiver is made upon this Term Note.  The  Indenture  also  permits the Issuer and the Indenture  Trustee to amend or waive certain terms and  conditions  set forth in the Indenture  without the consent of holders of the Term Notes issued  thereunder  but with prior  notice to the Rating  Agencies and the
Credit Enhancer.

               The term  "Issuer" as used in this Term Note  includes  any  successor  or the Issuer  under the
Indenture.

               The Issuer is permitted by the Indenture, under certain circumstances,  to merge or consolidate, subject to the rights of the Indenture Trustee and the holders of Term Notes under the Indenture.

               The Term  Notes are  issuable  only in  registered  form in  denominations  as  provided  in the
Indenture, subject to certain limitations therein set forth.

               This Term Note and the Indenture  shall be construed in accordance with the laws of the State of
New York,  without reference to its conflict of law provisions and the obligations,  rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

               No reference  herein to the  Indenture  and no  provision of this Term Note or of the  Indenture shall  alter or  impair,  the  obligation  of the  Issuer,  which is  absolute  and  unconditional,  to pay the principal of and interest on this Term Note at the times,  place and rate,  and in the coin or currency  herein prescribed.

               Anything  herein to the  contrary  notwithstanding,  except as  expressly  provided in the Basic
Documents,  none of Wilmington  Trust Company in its individual  capacity,  JPMorgan  Chase Bank,  N.A., in its individual  capacity,  any owner of a beneficial  interest in the Issuer, or any of their respective  partners, beneficiaries,  agents,  officers,  directors,  employees or successors  or assigns shall be personally  liable for,  nor shall  recourse be had to any of them for,  the payment of principal of or interest on this Term Note or performance of, or omission to perform, any of the covenants,  obligations or indemnifications  contained in the  Indenture.  The  holder  of this Term Note by its  acceptance  hereof  agrees  that,  except as  expressly provided in the Basic  Documents,  in the case of an Event of Default  under the  Indenture,  the holder  shall have no claim against any of the foregoing for any  deficiency,  loss or claim  therefrom;  provided,  however, that nothing  contained  herein shall be taken to prevent recourse to, and enforcement  against,  the assets of the Issuer for any and all  liabilities,  obligations  and  undertakings  contained in the Indenture or in this
Term Note.

        IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity,  has caused this Term Note to be duly executed.

                                            HOME EQUITY LOAN TRUST 2006-HSA2,

                                            By     WILMINGTON TRUST COMPANY, not
                                                   in its individual capacity but solely as
                                                   Owner Trustee

Dated:  February 24, 2006

                                            By: ___________________________________
                                               Authorized Signatory

                                         CERTIFICATE OF AUTHENTICATION

This is one of the Term Notes referred to in the within mentioned Indenture.

                                            JPMORGAN CHASE BANK, N.A., not in
                                            its individual capacity but solely as Indenture
                                            Trustee

Dated:  February 24, 2006

                                            By: _____________________________________
                                               Authorized Signatory

                                                  ASSIGNMENT

Social     Security     or     taxpayer     I.D.     or    other     identifying     number    of     assignee:
______________________________________________________________________________

               FOR   VALUE   RECEIVED,    the   undersigned   hereby   sells,   assigns   and   transfer   unto
________________________________________________________________________________________________________________
                                        (name and address of assignee)

the  within  Term  Note  and  all  rights  thereunder,   and  hereby   irrevocably   constitutes  and  appoints
_____________________________________________________________,  attorney,  to  transfer  said  Term Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: _________________                           __________________________________________ */
                                                   Signature Guaranteed:

                                                   __________________________________________ */

*       NOTICE:  The signature to this assignment  must correspond with the name of the registered  owner as it appears  on the face of the  within  Term Note in every  particular,  without  alteration,  enlargement  or any change  whatever.  Such  signature  must be  guaranteed  by an  "eligible  guarantor  institution"  meeting the requirements of the Note Registrar,  which  requirements  include  membership or participation in STAMP or such other  "signature  guarantee  program"  as may be  determined  by the Note  Registrar  in  addition  to,  or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                           FORM OF CLASS A-II NOTES

               UNLESS THIS TERM NOTE IS PRESENTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF THE  DEPOSITORY  TRUST
COMPANY, A NEW YORK CORPORATION  ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE OR
PAYMENT,  AND ANY TERM  NOTE  ISSUED  IS  REGISTERED  IN THE  NAME OF CEDE & CO.  OR IN SUCH  OTHER  NAME AS IS
REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY  PAYMENT  IS MADE TO CEDE & CO. OR TO SUCH  OTHER
ENTITY AS IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  INASMUCH AS THE  REGISTERED  OWNER HEREOF,  CEDE & CO., HAS
AN INTEREST HEREIN.

               THE PRINCIPAL OF THIS TERM NOTE IS PAYABLE IN  INSTALLMENTS  AS SET FORTH  HEREIN.  ACCORDINGLY,
THE  OUTSTANDING  PRINCIPAL  AMOUNT OF THIS TERM NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE
HEREOF.

               THIS TERM NOTE DOES NOT  REPRESENT AN INTEREST IN OR OBLIGATION  OF THE SELLER,  THE  DEPOSITOR,
THE  MASTER  SERVICER,  THE  INDENTURE  TRUSTEE,  THE  TRUSTEE OR GMAC  MORTGAGE  GROUP,  INC.  OR ANY OF THEIR
RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE BASIC DOCUMENTS.

                                       HOME EQUITY LOAN TRUST 2006-HSA2
                                 Home Equity Loan-Backed Term Note, Class A-II

Registered                                               Principal Amount:  $[               ]

No. 1                                                                     Note Rate:  Floating

CUSIP NO.

               Home Equity Loan Trust  2006-HSA2,  a statutory trust duly organized and existing under the laws of the State of Delaware  (herein referred to as the "Issuer"),  for value received,  hereby promises to pay to
Cede & Co. or  registered  assigns,  the principal sum of $[ ], payable on each Payment Date in an amount equal to the  Percentage  Interest  evidenced by this Term Note of the  aggregate  amount,  if any,  payable from the
Payment  Account in respect of principal on the Term Notes  pursuant to Section 3.05 of the Indenture  dated as of February 24, 2006 (the  "Indenture")  between the Issuer,  as Issuer,  and  JPMorgan  Chase Bank,  N.A.,  as
Indenture  Trustee (the "Indenture  Trustee");  provided,  however,  that the entire unpaid principal amount of this Term Note shall be due and payable on the  Payment  Date in February  2036,  to the extent not  previously paid on a prior Payment Date.  Capitalized  terms used but not defined  herein are defined in Appendix A of the
Indenture.

               Interest on the Class A-II Notes will be paid  monthly on each Payment Date at the Note Rate for the related  Interest  Period  subject to  limitations  which may result in Group II Net WAC Cap Shortfalls (as further  described in the  Indenture).  The Note Rate for each Interest Period will be a floating rate equal to the least of (i)  LIBOR  plus  0.17%  per  annum,  (ii)  17.25%  per annum and (iii) the Group II Net WAC Rate.
LIBOR for each  applicable  Interest  Period will be  determined on the second LIBOR  Business Day  immediately preceding  (i) the  Closing  Date in the case of the  first  Interest  Period  and (ii) the  first  day of each succeeding  Interest  Period by the Indenture  Trustee as set forth in the  Indenture.  All  determinations  of
LIBOR by the Indenture  Trustee shall, in the absence of manifest  error,  be conclusive for all purposes,  and each  holder  of this  Term  Note,  by  accepting  this Term  Note,  agrees to be bound by such  determination.
Interest  on this Term Note will  accrue  for each  Payment  Date from the most  recent  Payment  Date on which interest has been paid (in the case of the first  Payment Date,  from the Closing  Date) to but excluding  such
Payment  Date.  Interest  will be computed on the basis of the actual  number of days in each  Interest  Period and a year  assumed to consist of 360 days.  Principal  of and  interest on this Term Note shall be paid in the manner specified on the reverse hereof.

               Principal  of and  interest on this Term Note are payable in such coin or currency of the United
States of America  as at the time of payment is legal  tender  for  payment of public and  private  debts.  All payments  made by the Issuer with respect to this Term Note shall be applied  first to interest due and payable on this Term Note as provided above and then to the unpaid principal of this Term Note.

               Reference is made to the further  provisions of this Term Note set forth on the reverse  hereof, which shall have the same effect as though fully set forth on the face of this Term Note.

               Unless the  certificate  of  authentication  hereon has been executed by the  Indenture  Trustee whose name appears  below by manual  signature,  this Term Note shall not be entitled to any benefit  under the
Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

               This Term Note is one of a duly authorized issue of Term Notes of the Issuer,  designated as its
Home Equity  Loan-Backed  Term Notes,  all issued under the  Indenture,  to which  Indenture and all indentures supplemental  thereto  reference  is hereby  made for a  statement  of the  respective  rights and  obligations thereunder  of the  Issuer,  the  Indenture  Trustee  and the  holders  of the Term  Notes.  The Term Notes are subject to all terms of the Indenture.

               The Term Notes and the  Variable  Funding  Notes  (collectively,  the  "Notes")  are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

               This Term Note is  entitled  to the  benefits  of an  irrevocable  and  unconditional  financial guaranty insurance policy issued by Financial Guaranty Insurance Company.

               Principal  of and interest on this Term Note will be payable on each  Payment  Date,  commencing
March 27, 2006, as described in the Indenture.  "Payment Date" means the  twenty-fifth  day of each month,  or, if any such date is not a Business Day, then the next Business Day.

               The entire  unpaid  principal  amount of this Term Note shall be due and  payable in full on the
Payment Date in February 2036 pursuant to the Indenture,  to the extent not previously  paid on a prior Payment
Date.  Notwithstanding  the foregoing,  if an Event of Default shall have occurred and be continuing,  then the
Indenture  Trustee or the holders of Notes  representing  not less than a majority of the Security  Balances of all Notes  with the  consent  of the  Credit  Enhancer,  or the Credit  Enhancer  may  declare  the Notes to be immediately  due and payable in the manner  provided in Section 5.02 of the Indenture.  All principal  payments on the Term Notes shall be made pro rata to the holders of Term Notes entitled thereto.

               Payments of interest on this Term Note due and payable on each Payment  Date,  together with the installment of principal,  if any, to the extent not in full payment of this Term Note,  shall be made by check mailed  to the  Person  whose  name  appears  as the  Registered  Holder  of  this  Term  Note  (or one or more
Predecessor  Notes) on the Note  Register as of the close of business  on each  Record  Date,  except that with respect to Term  Notes  registered  on the Record  Date in the name of the  nominee  of the  Depository  Agency
(initially,  such nominee to be Cede & Co.),  payments will be made by wire transfer in  immediately  available funds to the account  designated by such nominee.  Such checks shall be mailed to the Person  entitled  thereto at the  address of such  Person as it appears on the Note  Register as of the  applicable  Record Date  without requiring  that this Term Note be submitted for notation of payment.  Any reduction in the principal  amount of this Term Note (or any one or more  Predecessor  Notes) effected by any payments made on any Payment Date shall be binding  upon all future  holders of this Term Note and of any Term Note  issued  upon the  registration  of transfer  hereof or in exchange  hereof or in lieu hereof,  whether or not noted hereon.  If funds are expected to be available,  as provided in the  Indenture,  for payment in full of the then  remaining  unpaid  principal amount of this Term Note on a Payment  Date,  then the Indenture  Trustee,  in the name of and on behalf of the
Issuer,  will  notify the Person who was the  Registered  Holder  hereof as of the Record Date  preceding  such
Payment Date by notice mailed or transmitted  by facsimile  prior to such Payment Date, and the amount then due and payable shall be payable only upon  presentation  and surrender of this Term Note at the address  specified in such notice of final payment.

               As provided in the Indenture and subject to certain limitations set forth therein,  the transfer of this Term Note may be registered on the Note Register upon surrender of this Term Note for  registration  of transfer at the Corporate  Trust Office,  duly endorsed by, or accompanied by a written  instrument of transfer in form  satisfactory  to the Indenture  Trustee duly executed by, the holder hereof or such holder's  attorney duly authorized in writing,  with such signature guaranteed by an "eligible guarantor  institution" meeting the requirements of the Note Registrar,  which  requirements  include membership or participation in the Securities
Transfer Agent's Medallion Program ("STAMP") or such other "signature  guarantee  program" as may be determined by the Note Registrar in addition to, or in  substitution  for,  STAMP,  all in accordance  with the Securities
Exchange Act of 1934, as amended,  and thereupon one or more new Term Notes in authorized  denominations and in the same aggregate  principal  amount will be issued to the designated  transferee or  transferees.  No service charge will be charged for any  registration  of transfer or exchange of this Term Note, but the Note Registrar shall  require  payment of a sum  sufficient  to cover any tax or  governmental  charge  that may be imposed in connection with any registration of transfer or exchange of this Term Note.

               Each holder or Beneficial  Owner of a Term Note,  by acceptance of a Term Note,  or, in the case of a  Beneficial  Owner of a Term Note,  a  beneficial  interest in a Term Note,  covenants  and agrees that no recourse  may be taken,  directly or  indirectly,  with  respect to the  obligations  of the Issuer,  the Owner
Trustee,  the Seller,  the Master Servicer,  the Depositor or the Indenture  Trustee on the Term Notes or under the  Indenture  or any  certificate  or other  writing  delivered  in  connection  therewith,  against  (i) the
Indenture  Trustee or the Owner Trustee in its  individual  capacity,  (ii) any owner of a beneficial  interest in the Issuer or (iii) any partner, owner,  beneficiary,  agent, officer, director or employee of the Indenture
Trustee or the Owner Trustee in its  individual  capacity,  any holder of a beneficial  interest in the Issuer, the Owner  Trustee or the  Indenture  Trustee or of any  successor  or assign of the  Indenture  Trustee or the
Owner Trustee in its individual  capacity,  except as any such Person may have expressly agreed and except that any such partner,  owner or  beneficiary  shall be fully liable,  to the extent  provided by applicable law for any unpaid  consideration  for stock,  unpaid capital  contribution  or failure to pay any  installment or call owing to such entity.

               Each holder or Beneficial  Owner of a Term Note, by acceptance of a Term Note or, in the case of a  Beneficial  Owner of a Term Note, a beneficial  interest in a Term Note,  covenants  and agrees by accepting the  benefits  of the  Indenture  that  such  holder  or  Beneficial  Owner of a Term Note will not at any time institute  against the Depositor or the Issuer, or join in any institution  against the Depositor,  the Seller, the Master Servicer, GMAC Mortgage Group, Inc. or the Issuer of, any bankruptcy,  reorganization,  arrangement, insolvency or liquidation  proceedings  under any United States  federal or state  bankruptcy or similar law in connection with any obligations relating to the Term Notes, the Indenture or the Basic Documents.

               The Issuer has entered into the Indenture and this Term Note is issued with the intention  that, for federal,  state and local income,  single business and franchise tax purposes,  the Term Notes will qualify as  indebtedness  of the Issuer.  Each holder of a Term Note, by acceptance of a Term Note (and each Beneficial
Owner of a Term Note by  acceptance  of a beneficial  interest in a Term Note),  agrees to treat the Term Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

               Prior to the due  presentment for  registration  of transfer of this Term Note, the Issuer,  the
Indenture  Trustee  and any agent of the  Issuer or the  Indenture  Trustee  may treat the Person in whose name this Term Note is registered  (as of the day of  determination  or as of such other date as may be specified in the  Indenture)  as the owner hereof for all  purposes,  whether or not this Term Note be overdue,  and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

               The Indenture permits,  with certain  exceptions as therein provided,  the amendment thereof and the  modification of the rights and  obligations of the Issuer and the Indenture  Trustee and the rights of the holders of the Term Notes under the  Indenture  at any time by the Issuer and the  Indenture  Trustee  with the consent of the  holders of Notes  representing  a majority  of the  Security  Balances of all Notes at the time
Outstanding  and the  Credit  Enhancer  and with  prior  notice to the  Rating  Agencies.  The  Indenture  also contains  provisions  permitting  the  holders of Notes  representing  specified  percentages  of the  Security
Balances  of all Notes,  on behalf of the  holders of all the Notes,  to waive  compliance  by the Issuer  with certain  provisions  of the Indenture  and certain past  defaults  under the Indenture and their  consequences.
Any such  consent or waiver by the  holder of this Term Note (or any one of more  Predecessor  Notes)  shall be conclusive  and  binding  upon such  holder and upon all future  holders of this Term Note and of any Term Note issued  upon the  registration  of  transfer  hereof or in  exchange  hereof or in lieu  hereof  whether or not notation  of such  consent or waiver is made upon this Term Note.  The  Indenture  also  permits the Issuer and the Indenture  Trustee to amend or waive certain terms and  conditions  set forth in the Indenture  without the consent of holders of the Term Notes issued  thereunder  but with prior  notice to the Rating  Agencies and the
Credit Enhancer.

               The term  "Issuer" as used in this Term Note  includes  any  successor  or the Issuer  under the
Indenture.

               The Issuer is permitted by the Indenture, under certain circumstances,  to merge or consolidate, subject to the rights of the Indenture Trustee and the holders of Term Notes under the Indenture.

               The Term  Notes are  issuable  only in  registered  form in  denominations  as  provided  in the
Indenture, subject to certain limitations therein set forth.

               This Term Note and the Indenture  shall be construed in accordance with the laws of the State of
New York,  without reference to its conflict of law provisions and the obligations,  rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

               No reference  herein to the  Indenture  and no  provision of this Term Note or of the  Indenture shall  alter or  impair,  the  obligation  of the  Issuer,  which is  absolute  and  unconditional,  to pay the principal of and interest on this Term Note at the times,  place and rate,  and in the coin or currency  herein prescribed.

               Anything  herein to the  contrary  notwithstanding,  except as  expressly  provided in the Basic
Documents,  none of Wilmington  Trust Company in its individual  capacity,  JPMorgan  Chase Bank,  N.A., in its individual  capacity,  any owner of a beneficial  interest in the Issuer, or any of their respective  partners, beneficiaries,  agents,  officers,  directors,  employees or successors  or assigns shall be personally  liable for,  nor shall  recourse be had to any of them for,  the payment of principal of or interest on this Term Note or performance of, or omission to perform, any of the covenants,  obligations or indemnifications  contained in the  Indenture.  The  holder  of this Term Note by its  acceptance  hereof  agrees  that,  except as  expressly provided in the Basic  Documents,  in the case of an Event of Default  under the  Indenture,  the holder  shall have no claim against any of the foregoing for any  deficiency,  loss or claim  therefrom;  provided,  however, that nothing  contained  herein shall be taken to prevent recourse to, and enforcement  against,  the assets of the Issuer for any and all  liabilities,  obligations  and  undertakings  contained in the Indenture or in this
Term Note.

        IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity,  has caused this Term Note to be duly executed.

                                            HOME EQUITY LOAN TRUST 2006-HSA2,

                                            By     WILMINGTON TRUST COMPANY, not
                                                   in its individual capacity but solely as
                                                   Owner Trustee

Dated:  February 24, 2006

                                            By: ___________________________________
                                               Authorized Signatory

                                         CERTIFICATE OF AUTHENTICATION

This is one of the Term Notes referred to in the within mentioned Indenture.

                                            JPMORGAN CHASE BANK, N.A., not in
                                            its individual capacity but solely as Indenture
                                            Trustee

Dated:  February 24, 2006

                                            By: _____________________________________
                                               Authorized Signatory

                                                  ASSIGNMENT

Social     Security     or     taxpayer     I.D.     or    other     identifying     number    of     assignee:
______________________________________________________________________________

               FOR   VALUE   RECEIVED,    the   undersigned   hereby   sells,   assigns   and   transfer   unto
________________________________________________________________________________________________________________
                                        (name and address of assignee)

the  within  Term  Note  and  all  rights  thereunder,   and  hereby   irrevocably   constitutes  and  appoints
_____________________________________________________________,  attorney,  to  transfer  said  Term Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: _________________                           __________________________________________ */
                                                   Signature Guaranteed:

                                                   __________________________________________ */

*       NOTICE:  The signature to this assignment  must correspond with the name of the registered  owner as it appears  on the face of the  within  Term Note in every  particular,  without  alteration,  enlargement  or any change  whatever.  Such  signature  must be  guaranteed  by an  "eligible  guarantor  institution"  meeting the requirements of the Note Registrar,  which  requirements  include  membership or participation in STAMP or such other  "signature  guarantee  program"  as may be  determined  by the Note  Registrar  in  addition  to,  or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                  EXHIBIT A-2

                                        FORM OF VARIABLE FUNDING NOTES

               THIS VARIABLE  FUNDING NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE SECURITIES ACT OF
1933,  AS  AMENDED,  OR THE  SECURITIES  LAWS OF ANY STATE AND MAY NOT BE  RESOLD OR  TRANSFERRED  UNLESS IT IS
REGISTERED  PURSUANT  TO SUCH ACT AND LAWS OR IS SOLD OR  TRANSFERRED  IN  TRANSACTIONS  WHICH ARE EXEMPT  FROM
REGISTRATION  UNDER  SUCH  ACT AND  UNDER  APPLICABLE  STATE  LAW AND IS  TRANSFERRED  IN  ACCORDANCE  WITH THE
PROVISIONS OF SECTION 4.02 OF THE INDENTURE REFERRED TO HEREIN.

               THE  PRINCIPAL OF THIS  VARIABLE  FUNDING NOTE IS PAYABLE IN  INSTALLMENTS  AS SET FORTH HEREIN.
ACCORDINGLY,  THE OUTSTANDING  PRINCIPAL  AMOUNT OF THIS VARIABLE FUNDING NOTE AT ANY TIME MAY BE LESS THAN THE
AMOUNT SHOWN ON THE FACE HEREOF.

               THIS VARIABLE  FUNDING NOTE DOES NOT  REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER,  THE
DEPOSITOR,  THE MASTER  SERVICER,  THE INDENTURE  TRUSTEE,  THE TRUSTEE OR GMAC MORTGAGE GROUP,  INC. OR ANY OF
THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE BASIC DOCUMENTS.

                                       HOME EQUITY LOAN TRUST 2006-HSA2
                                 Home Equity Loan-Backed Variable Funding Note

Registered                                       Initial Maximum Variable
                                                 Funding Note Balance:  $0.00

No.VFN-1                                                                  Note Rate:  Floating

               Home Equity Loan Trust  2006-HSA2,  a statutory trust duly organized and existing under the laws of the State of Delaware  (herein referred to as the "Issuer"),  for value received,  hereby promises to pay to
Residential Funding  Corporation or registered  assigns,  the principal amount set forth on Schedule A attached hereto (or otherwise  owing  hereunder as determined  pursuant to the Indenture as defined  below),  payable on each Payment Date in an amount equal to the pro rata portion  allocable hereto (based on the Security  Balances of all  Variable  Funding  Notes  immediately  prior to such Payment  Date) of the  aggregate  amount,  if any, payable from the Payment  Account in respect of principal on the  Variable  Funding  Notes  pursuant to Section
3.05 of the  Indenture  dated as of February  24, 2006 (the  "Indenture")  between the Issuer,  as Issuer,  and
JPMorgan Chase Bank, N.A., as Indenture Trustee (the "Indenture Trustee");  provided,  however, that the entire unpaid  principal  amount of this  Variable  Funding  Note  shall be due and  payable  on the  Payment  Date in
February  2036 to the  extent not  previously  paid on a prior  Payment  Date.  Capitalized  terms used but not defined herein are defined in Appendix A of the Indenture.

               Interest on the  Variable  Funding  Notes will be paid  monthly on each Payment Date at the Note
Rate  for the  related  Interest  Period  subject  to  limitations  which  may  result  in Group II Net WAC Cap
Shortfalls  (as  further  described  in the  Indenture).  The  Note  Rate for each  Interest  Period  will be a floating  rate equal to the least of (i) LIBOR plus 0.17% per annum,  (ii) 17.25% per annum and (iii) the Group
II Net WAC Rate.  LIBOR for each  applicable  Interest  Period will be determined on the second LIBOR  Business
Day  immediately  preceding  (i) the Closing Date in the case of the first  Interest  Period and (ii) the first day  of  each  succeeding  Interest  Period  by the  Indenture  Trustee  as set  forth  in the  Indenture.  All determinations  of LIBOR by the Indenture  Trustee shall,  in the absence of manifest  error, be conclusive for all purposes,  and each holder of this Variable Funding Note, by accepting this Variable  Funding Note,  agrees to be bound by such  determination.  Interest on this  Variable  Funding Note will accrue for each Payment Date from the most recent  Payment  Date on which  interest  has been paid (in the case of the First  Payment  Date, from the Closing  Date) to but  excluding  such  Payment  Date.  Interest  will be computed on the basis of the actual  number of days in each  Interest  Period and a year  assumed to consist of 360 days.  Principal  of and interest on this Variable Funding Note shall be paid in the manner specified on the reverse hereof.

               Principal of and interest on this Variable  Funding Note are payable in such coin or currency of the  United  States of America as at the time of  payment  is legal  tender for  payment of public and  private debts.  All payments  made by the Issuer with respect to this  Variable  Funding Note shall be applied first to interest due and payable on this Variable  Funding Note as provided  above and then to the unpaid  principal of this Variable Funding Note.

               Reference  is made to the further  provisions  of this  Variable  Funding  Note set forth on the reverse  hereof,  which  shall  have the same  effect  as though  fully set forth on the face of this  Variable
Funding Note.

               Unless the  certificate  of  authentication  hereon has been executed by the  Indenture  Trustee whose name appears below by manual  signature,  this Variable Funding Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

               This Variable  Funding Note is one of a duly authorized  issue of Variable  Funding Notes of the
Issuer,  designated as its Home Equity Loan-Backed  Variable Funding Notes (herein called the "Variable Funding
Notes"), all issued under the Indenture,  to which Indenture and all indentures  supplemental thereto reference is hereby  made for a  statement  of the  respective  rights and  obligations  thereunder  of the  Issuer,  the
Indenture  Trustee and the holders of the Variable  Funding  Notes.  The Variable  Funding Notes are subject to all terms of the Indenture.

               The  Variable  Funding  Notes and the Term Notes  (collectively,  the  "Notes")  are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

               This  Variable  Funding Note is entitled to the  benefits of an  irrevocable  and  unconditional financial guaranty insurance policy issued by Financial Guaranty Insurance Company.

               Principal of and interest on this  Variable  Funding Note will be payable on each Payment  Date, commencing  March 27, 2006, as described in the Indenture.  "Payment Date" means the  twenty-fifth  day of each month, or, if any such day is not a Business Day, then the next Business Day.

               The entire unpaid  principal  amount of this  Variable  Funding Note shall be due and payable in full on the Payment Date in February 2036 pursuant to the  Indenture,  to the extent not  previously  paid on a prior  Payment  Date.  Notwithstanding  the  foregoing,  if an Event of  Default  shall  have  occurred  and be continuing,  then the Indenture  Trustee or the holders of Notes  representing  not less than a majority of the
Security  Balances of all Notes with the consent of the Credit  Enhancer,  or the Credit  Enhancer  may declare the Notes to be  immediately  due and payable in the manner  provided  in Section  5.02 of the  Indenture.  All principal  payments on the  Variable  Funding  Notes shall be made pro rata to the holders of Variable  Funding
Notes entitle thereto.

               Payments  of interest  on this  Variable  Funding  Note due and  payable on each  Payment  Date, together  with the  installment  of  principal,  if any,  to the  extent not in full  payment of this  Variable
Funding Note,  shall be made by check mailed to the Person whose name appears as the Registered  Holder of this
Variable  Funding Note (or one or more  Predecessor  Notes) on the Note Register as of the close of business on each Record  Date,  except that with respect to Variable  Funding  Notes  registered  on the Record Date in the name of the nominee of the  Depository  Agency  (initially,  such nominee to be Cede & Co.),  payments  will be made by wire transfer in immediately  available  funds to the account  designated by such nominee.  Such checks shall be mailed to the  Person  entitled  thereto  at the  address  of such  Person as it  appears  on the Note
Register as of the applicable  Record Date without  requiring that this Variable  Funding Note be submitted for notation of payment.  Any reduction in the principal  amount of this Variable  Funding Note (or any one or more
Predecessor  Variable  Funding  Notes)  effected by any payments made on any Payment Date shall be binding upon all  future  holders  of  this  Variable  Funding  Note  and of any  Variable  Funding  Note  issued  upon  the registration  of transfer  hereof or in exchange  hereof or in lieu  hereof,  whether or not noted  hereon.  If funds are expected to be available,  as provided in the  Indenture,  for payment in full of the then  remaining unpaid  principal amount of this Variable  Funding Note on a Payment Date, then the Indenture  Trustee,  in the name of and on behalf of the Issuer,  will  notify the Person who was the  Registered  Holder  hereof as of the
Record Date  preceding  such Payment Date by notice mailed or  transmitted  by facsimile  prior to such Payment
Date and the amount  then due and  payable  shall be  payable  only upon  presentation  and  surrender  of this
Variable Funding Note at the address specified in such notice of final payment.

               As provided in the Indenture and subject to certain limitations set forth therein,  the transfer of this Variable  Funding Note may be registered on the Note Register upon  surrender of this Variable  Funding
Note for  registration  of transfer at the Corporate  Trust  Office,  duly  endorsed by, and  accompanied  by a written  instrument  of transfer in form  satisfactory  to the  Indenture  Trustee duly executed by, the holder hereof or such holder's  attorney duly  authorized in writing,  with such signature  guaranteed by an "eligible guarantor  institution"  meeting the requirements of the Note Registrar,  which requirements include membership or  participation  in the Securities  Transfer  Agent's  Medallion  Program  ("STAMP") or such other "signature guarantee  program" as may be determined by the Note Registrar in addition to or in  substitution  for,  STAMP, all in  accordance  with the  Securities  Exchange  Act of 1934,  as  amended,  and  thereupon  one or more new
Variable Funding Notes in authorized  denominations  and in the same aggregate  principal amount will be issued to the  designated  transferee  or  transferees.  No service  charge  will be charged for any  registration  of transfer or exchange of this  Variable  Funding Note,  but the Note  Registrar  shall require  payment of a sum sufficient to cover any tax or governmental  charge that may be imposed in connection with any  registration of transfer or exchange of this Variable Funding Note.

               Each holder or Beneficial  Owner of a Variable Funding Note, by acceptance of a Variable Funding
Note or, in the case of a Beneficial  Owner of a Variable  Funding  Note,  a beneficial  interest in a Variable
Funding Note, covenants and agrees that no recourse may be taken,  directly or indirectly,  with respect to the obligations of the Issuer, the Owner Trustee,  the Seller, the Master Servicer,  the Depositor or the Indenture
Trustee on the Variable  Funding Notes or under the Indenture or any certificate or other writing  delivered in connection therewith,  against (i) the Indenture Trustee or the Owner Trustee in its individual capacity,  (ii)
any owner of a beneficial  interest in the Issuer or (iii) any partner,  owner,  beneficiary,  agent,  officer, director or employee of the Indenture  Trustee or the Owner Trustee in its individual  capacity,  any holder of a beneficial  interest in the Issuer,  the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture  Trustee or the Owner Trustee in its individual  capacity,  except as any such Person may have expressly agreed and except that any such partner,  owner or beneficiary  shall be fully liable,  to the extent provided by applicable law, for any unpaid  consideration for stock, unpaid capital  contribution or failure to pay any installment or call owing to such entity.

               Each holder or Beneficial  Owner of a Variable Funding Note, by acceptance of a Variable Funding
Note or, in the case of a Beneficial  Owner of a Variable  Funding  Note,  a beneficial  interest in a Variable
Funding Note,  covenants  and agrees by accepting the benefits of the Indenture  that such holder or Beneficial
Owner of a Variable  Funding Note will not at any time institute  against the Depositor or the Issuer,  or join in any institution  against the Depositor,  the Seller,  the Master Servicer,  GMAC Mortgage Group, Inc. or the
Issuer of, any  bankruptcy,  reorganization,  arrangement,  insolvency  or  liquidation  proceedings  under any
United States federal or state  bankruptcy or similar law in connection  with any  obligations  relating to the
Variable Funding Notes, the Indenture or the Basic Documents.

               The Issuer has entered  into the  Indenture  and this  Variable  Funding Note is issued with the intention that, for federal,  state and local income, single business and franchise tax purposes,  the Variable
Funding  Notes will  qualify  as  indebtedness  of the  Issuer.  Each  holder of a Variable  Funding  Note,  by acceptance of a Variable  Funding Note (and each Beneficial  Owner of a Variable Funding Note, by acceptance of a beneficial  interest in a Variable  Funding  Note),  agrees to treat the Variable  Funding Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

               Prior to the due  presentment for  registration  of transfer of this Variable  Funding Note, the
Issuer,  the  Indenture  Trustee and any agent of the Issuer or the  Indenture  Trustee may treat the Person in whose  name this  Variable  Funding  Note (as of the day of  determination  or as of such  other date as may be specified in the  Indenture) is  registered as the owner hereof for all purposes,  whether or not this Variable
Funding Note be overdue,  and none of the Issuer,  the Indenture Trustee or any such agent shall be affected by notice to the contrary.

               The Indenture permits,  with certain  exceptions as therein provided,  the amendment thereof and the  modification of the rights and  obligations of the Issuer and the Indenture  Trustee and the rights of the holders of the Variable  Funding Notes under the Indenture at any time by the Issuer and the Indenture  Trustee with the consent of the holders of Notes  representing a majority of the Security  Balances of all Notes at the time  Outstanding  and the Credit  Enhancer and with prior notice to the Rating  Agencies.  The Indenture  also contains  provisions  permitting  the  holders of Notes  representing  specified  percentages  of the  Security
Balances  of all Notes,  on behalf of the  holders of all the Notes,  to waive  compliance  by the Issuer  with certain  provisions  of the Indenture  and certain past  defaults  under the Indenture and their  consequences.
Any such  consent  or  waiver by the  holder  of this  Variable  Funding  Note (or any one of more  Predecessor
Variable  Funding  Notes) shall be conclusive  and binding upon such holder and upon all future holders of this
Variable  Funding Note and of any Variable  Funding Note issued upon the  registration of transfer hereof or in exchange  hereof  or in lieu  hereof  whether  or not  notation  of such  consent  or  waiver is made upon this
Variable  Funding Note.  The Indenture  also permits the Indenture  Trustee to amend or waive certain terms and conditions  set forth in the  Indenture  without the consent of holders of the  Variable  Funding  Notes issued thereunder but with prior notice to the Rating Agencies and the Credit Enhancer.

               The term  "Issuer" as used in this  Variable  Funding Note  includes any successor to the Issuer under the Indenture.

               The Issuer is permitted by the Indenture, under certain circumstances,  to merge or consolidate, subject to the rights of the Indenture Trustee and the holders of Variable Funding Notes under the Indenture.

               The Variable  Funding Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

               This Variable  Funding Note and the Indenture  shall be construed in accordance with the laws of the State of New York,  without  reference to its conflict of law provisions,  and the obligations,  rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.
               No reference  herein to the Indenture  and no provision of this Variable  Funding Note or of the
Indenture shall alter or impair the obligation of the Issuer,  which is absolute and unconditional,  to pay the principal  of and  interest on this  Variable  Funding  Note at the times,  place and rate,  and in the coin or currency herein prescribed.

               Anything  herein to the  contrary  notwithstanding,  except as  expressly  provided in the Basic
Documents,  none of Wilmington  Trust Company in its individual  capacity,  JPMorgan  Chase Bank,  N.A., in its individual  capacity,  any owner of a beneficial  interest in the Issuer, or any of their respective  partners, beneficiaries,  agents,  officers,  directors,  employees or successors  or assigns shall be personally  liable for, nor shall  recourse be had to any of them for,  the payment of  principal of or interest on this  Variable
Funding Note or performance of, or omission to perform,  any of the covenants,  obligations or indemnifications contained in the  Indenture.  The holder of this Variable  Funding Note by its  acceptance  hereof agrees that, except as expressly  provided in the Basic  Documents,  in the case of an Event of Default under the Indenture, the holder  shall have no claim  against any of the  foregoing  for any  deficiency,  loss or claim  therefrom;
provided,  however,  that  nothing  contained  herein shall be taken to prevent  recourse  to, and  enforcement against,  the assets of the Issuer for any and all liabilities,  obligations and undertakings  contained in the
Indenture or in this Variable Funding Note.

        IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity,  has caused this Term Note to be duly executed.

                                            HOME EQUITY LOAN TRUST 2006-HSA2,

                                            By     WILMINGTON TRUST COMPANY, not
                                                   in its individual capacity but solely as
                                                   Owner Trustee

Dated:  February 24, 2006

                                            By: ___________________________________
                                               Authorized Signatory

                                         CERTIFICATE OF AUTHENTICATION

This is one of the Term Notes referred to in the within mentioned Indenture.

                                            JPMORGAN CHASE BANK, N.A., not in
                                            its individual capacity but solely as Indenture
                                            Trustee

Dated:  February 24, 2006

                                            By: _____________________________________
                                               Authorized Signatory

                                                  ASSIGNMENT

Social     Security     or     taxpayer     I.D.     or    other     identifying     number    of     assignee:
______________________________________________________________________________

               FOR   VALUE   RECEIVED,    the   undersigned   hereby   sells,   assigns   and   transfer   unto
________________________________________________________________________________________________________________
                                        (name and address of assignee)

the  within  Term  Note  and  all  rights  thereunder,   and  hereby   irrevocably   constitutes  and  appoints
_____________________________________________________________,  attorney,  to  transfer  said  Term Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: _________________                           __________________________________________ */
                                                   Signature Guaranteed:

                                                   __________________________________________ */

*       NOTICE:  The signature to this assignment  must correspond with the name of the registered  owner as it appears  on the face of the  within  Term Note in every  particular,  without  alteration,  enlargement  or any change  whatever.  Such  signature  must be  guaranteed  by an  "eligible  guarantor  institution"  meeting the requirements of the Note Registrar,  which  requirements  include  membership or participation in STAMP or such other  "signature  guarantee  program"  as may be  determined  by the Note  Registrar  in  addition  to,  or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                  SCHEDULE A
                                                      to
                                       HOME EQUITY LOAN TRUST 2006-HSA2
                                 Home Equity Loan-Backed Variable Funding Note

============ ====================== ================ =================== ========================

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                                                   EXHIBIT B

                                 [FORM OF RULE 144A INVESTMENT REPRESENTATION]

                            Description of Rule 144A Securities, including numbers:
                                ______________________________________________
                                ______________________________________________
                                ______________________________________________
                                ______________________________________________

               The undersigned  seller, as registered holder (the "Seller"),  intends to transfer the Rule 144A
Securities described above to the undersigned buyer (the "Buyer").

               1.     In  connection  with such  transfer and in  accordance  with the  agreements  pursuant to which the Rule 144A  Securities  were issued,  the Seller hereby  certifies the  following  facts:  Neither the
Seller nor anyone acting on its behalf has offered,  transferred,  pledged,  sold or otherwise  disposed of the
Rule 144A  Securities,  any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition of the Rule 144A Securities,  any interest in the Rule 144A  Securities or any other similar  security  from, or otherwise  approached or negotiated  with respect to the Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other similar  security with,  any person in any manner,  or made any general  solicitation  by means of general  advertising or in any other manner,  or taken any other action,  that would  constitute a  distribution  of the Rule 144A  Securities under the  Securities  Act of 1933, as amended (the "1933 Act"),  or that would render the  disposition  of the
Rule 144A Securities a violation of Section 5 of the 1933 Act or require  registration  pursuant  thereto,  and that the  Seller  has not  offered  the Rule 144A  Securities  to any  person  other  than the Buyer or another
"qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

               2.     The Buyer warrants and represents to, and covenants  with, the Indenture  Trustee and the
Issuer (as defined in the  Indenture  (the  "Indenture"),  dated as of February 24,  2006,  between Home Equity
Loan Trust  2006-HSA2,  as Issuer,  and JPMorgan Chase Bank,  N.A., as Indenture  Trustee,  pursuant to Section
4.02 of the Indenture, as follows:

                      a.     The Buyer  understands  that the Rule  144A  Securities  have not been  registered under the 1933 Act or the securities laws of any state.

                      b.     The Buyer considers  itself a substantial,  sophisticated  institutional  investor having  such  knowledge  and  experience  in  financial  and  business  matters  that it is  capable of evaluating the merits and risks of investment in the Rule 144A Securities.

                      c.     The  Buyer  has  been  furnished  with all  information  regarding  the Rule  144A
        Securities  that it has  requested  from the Seller,  the Indenture  Trustee,  the Owner Trustee or the
        Master Servicer.

                      d.     Neither  the Buyer nor  anyone  acting on its  behalf  has  offered,  transferred, pledged,  sold or  otherwise  disposed  of the Rule  144A  Securities,  any  interest  in the Rule 144A
        Securities  or any other  similar  security  to, or  solicited  any offer to buy or accept a  transfer, pledge or other  disposition of the Rule 144A  Securities,  any interest in the Rule 144A Securities or any other similar  security from, or otherwise  approached or negotiated  with respect to the Rule 144A
        Securities,  any interest in the Rule 144A Securities or any other similar security with, any person in any manner,  or made any general  solicitation by means of general  advertising or in any other manner, or taken any other action,  that would  constitute a distribution of the Rule 144A Securities under the
        1933 Act or that would render the  disposition of the Rule 144A  Securities a violation of Section 5 of the 1933 Act or require  registration  pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                      e.     The Buyer is a  "qualified  institutional  buyer" as that term is  defined in Rule
        144A under the 1933 Act and has completed  either of the forms of certification to that effect attached hereto  as Annex 1 or Annex 2. The  Buyer is aware  that the sale to it is being  made in  reliance  on
        Rule 144A.  The Buyer is  acquiring  the Rule 144A  Securities  for its own account or the  accounts of other  qualified  institutional  buyers,  understands  that such Rule 144A  Securities  may be  resold, pledged or transferred only (i) to a person reasonably  believed to be a qualified  institutional buyer that  purchases  for its own  account or for the  account of a  qualified  institutional  buyer to whom notice is given that the resale,  pledge or  transfer  is being made in reliance on Rule 144A,  or (ii)
        pursuant to another exemption from registration under the 1933 Act.

               3.     This document may be executed in one or more  counterparts  and by the different  parties hereto on separate  counterparts,  each of which,  when so executed,  shall be deemed to be an  original;  such counterparts, together, shall constitute one and the same document.

               IN WITNESS  WHEREOF,  each of the parties has  executed  this  document as of the date set forth below.

Print Name of Seller                              Print Name of Buyer

By:                                               By:
    Name:                                              Name:
    Title:                                             Title:

Tax Payer Identification:                         Tax Payer Identification:

No.                                               No.

Date:                                             Date:

                                                                                           ANNEX 1 TO EXHIBIT B

                           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                            [For Buyers Other Than Registered Investment Companies]

        The undersigned hereby certifies as follows in connection with the Rule 144A Investment  Representation to which this Certification is attached:

               1.     As indicated below,  the undersigned is the President,  Chief Financial  Officer,  Senior
Vice President or other executive officer of the Buyer.

               2.     In  connection  with  purchases  by the Buyer,  the Buyer is a  "qualified  institutional buyer" as that term is defined in Rule 144A under the  Securities  Act of 1933  ("Rule  144A")  because (i) the
Buyer owned and/or invested on a discretionary basis $ ___________________________________________**         in
securities  (except for the  excluded  securities  referred to below) as of the end of the Buyer's  most recent fiscal year (such  amount being  calculated  in  accordance  with Rule 144A) and (ii) the Buyer  satisfies  the criteria in the category marked below.

-       Corporation,  etc.  The Buyer is a  corporation  (other than a bank,  savings and loan  association  or similar institution),  Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

-       Bank. The Buyer (a) is a national bank or banking  institution  organized  under the laws of any State, territory or the District of Columbia,  the business of which is substantially  confined to banking and is supervised by the State or territorial  banking  commission or similar official or is a foreign bank or equivalent institution,  and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

-       Savings  and Loan.  The Buyer (a) is a savings and loan  association,  building  and loan  association, cooperative bank, homestead  association or similar institution,  which is supervised and examined by a
        State or Federal  authority having  supervision over any such  institutions or is a foreign savings and loan association or equivalent  institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

-       Broker-Dealer.  The Buyer is a dealer registered  pursuant to Section 15 of the Securities Exchange Act of 1934.

-       Insurance  Company.  The Buyer is an insurance company whose primary and predominant  business activity is the writing of insurance or the reinsuring of risks  underwritten  by insurance  companies and which is subject to supervision by the insurance  commissioner or a similar  official or agency of a State or territory or the District of Columbia.

-       State or  Local  Plan.  The  Buyer is a plan  established  and  maintained  by a State,  its  political subdivisions,  or any agency or  instrumentality  of the State or its political  subdivisions,  for the benefit of its employees.

-       ERISA  Plan.  The Buyer is an  employee  benefit  plan  within the  meaning of Title I of the  Employee
        Retirement Income Security Act of 1974.

-       Investment  Adviser.  The Buyer is an investment adviser  registered under the Investment  Advisers Act of 1940.

-       SBIC.  The  Buyer  is a  Small  Business  Investment  Company  licensed  by  the  U.S.  Small  Business
        Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

-       Business  Development  Company.  The Buyer is a  business  development  company  as  defined in Section
        202(a)(22) of the Investment Advisers Act of 1940.

       Trust Fund.  The Buyer is a trust fund whose trustee is a bank or trust company and whose  participants are exclusively (a) plans  established and maintained by a State,  its political  subdivisions,  or any agency  or  instrumentality  of the  State  or its  political  subdivisions,  for  the  benefit  of its employees,  or (b) employee  benefit  plans  within the meaning of Title I of the  Employee  Retirement
        Income  Security  Act of  1974,  but is not a trust  fund  that  includes  as  participants  individual retirement accounts or H.R. 10 plans.

_______________

**      Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

               3.     The term  "securities"  as used herein does not include (i)  securities  of issuers  that are affiliated with the Buyer,  (ii) securities that are part of an unsold  allotment to or subscription by the
Buyer,  if  the  Buyer  is a  dealer,  (iii)  bank  deposit  notes  and  certificates  of  deposit,  (iv)  loan participations,  (v) repurchase  agreements,  (vi) securities  owned but subject to a repurchase  agreement and
(vii) currency, interest rate and commodity swaps.

               4.     For purposes of determining the aggregate  amount of securities  owned and/or invested on a  discretionary  basis by the  Buyer,  the  Buyer  used the cost of such  securities  to the Buyer and did not include any of the securities  referred to in the preceding  paragraph.  Further, in determining such aggregate amount,  the  Buyer  may  have  included  securities  owned  by  subsidiaries  of the  Buyer,  but only if such subsidiaries  are  consolidated  with  the  Buyer in its  financial  statements  prepared  in  accordance  with generally  accepted  accounting  principles and if the investments of such  subsidiaries  are managed under the
Buyer's direction.  However,  such securities were not included if the Buyer is a majority-owned,  consolidated subsidiary  of  another  enterprise  and the Buyer is not  itself a  reporting  company  under  the  Securities
Exchange Act of 1934.

               5.     The Buyer  acknowledges  that it is  familiar  with Rule  144A and  understands  that the seller to it and other  parties  related to the Rule 144A  Securities  are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                      Will the Buyer be purchasing the Rule 144A
        Yes    No     Securities only for the Buyer's own account-

               6.     If the answer to the  foregoing  question is "no",  the Buyer agrees that,  in connection with any  purchase of  securities  sold to the Buyer for the account of a third party  (including  any separate account) in reliance on Rule 144A,  the Buyer will only  purchase  for the account of a third party that at the time is a  "qualified  institutional  buyer"  within the meaning of Rule 144A.  In  addition,  the Buyer agrees that the Buyer  will not  purchase  securities  for a third  party  unless  the Buyer  has  obtained  a current representation  letter from such third  party or taken other  appropriate  steps  contemplated  by Rule 144A to conclude  that such third party  independently  meets the  definition of  "qualified  institutional  buyer" set forth in Rule 144A.

               7.     The Buyer will  notify  each of the  parties to which this  certification  is made of any changes in the information and conclusions  herein.  Until such notice is given,  the Buyer's  purchase of Rule
144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                            Print Name of Buyer

                                            By:
                                               Name:
                                               Title:

                                            Date:

                                                                                           ANNEX 2 TO EXHIBIT B

                           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                             [For Buyers That Are Registered Investment Companies]

               The  undersigned  hereby  certifies  as  follows  in  connection  with the Rule 144A  Investment
Representation to which this certification is attached:

               1.     As indicated below, the undersigned is the President,  Chief Financial  Officer or Senior
Vice  President of the Buyer or, if the Buyer is a "qualified  institutional  buyer" as that term is defined in
Rule 144A under the  Securities  Act of 1933  ("Rule  144A")  because  Buyer is part of a Family of  Investment
Companies (as defined below), is such an officer of the Adviser.

               2.     In connection  with purchases by Buyer,  the Buyer is a "qualified  institutional  buyer"
as defined in SEC Rule 144A because (i) the Buyer is an  investment  company  registered  under the  Investment
Company  Act of 1940,  and (ii) as  marked  below,  the  Buyer  alone,  or the  Buyer's  Family  of  Investment
Companies,  owned at least  $100,000,000 in securities (other than the excluded  securities  referred to below)
as of the end of the Buyer's most recent  fiscal year.  For purposes of  determining  the amount of  securities owned by the  Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

-       - The Buyer owned  $                                  in securities (other than the excluded securities
        referred to below) as of the end of the Buyer's most recent  fiscal year (such amount being  calculated in accordance with Rule 144A).

-       -  The  Buyer  is  part  of  a  Family  of   Investment   Companies   which  owned  in  the   aggregate
        $                              in securities (other than the excluded  securities referred to below) as of the end of the Buyer's most recent  fiscal year (such amount being  calculated  in  accordance  with
        Rule 144A).

               3.     The term "Family of  Investment  Companies"  as used herein means two or more  registered investment  companies (or series  thereof) that have the same  investment  adviser or investment  advisers that are affiliated (by virtue of being  majority  owned  subsidiaries  of the same parent or because one investment adviser is a majority owned subsidiary of the other).

               4.     The term  "securities"  as used herein does not include (i)  securities  of issuers  that are  affiliated  with the Buyer or are part of the Buyer's  Family of Investment  Companies,  (ii) bank deposit notes and  certificates  of deposit,  (iii) loan  participations,  (iv) repurchase  agreements,  (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

               5.     The Buyer is familiar  with Rule 144A and  understands  that each of the parties to which this  certification  is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A.  In  addition,  the Buyer will only  purchase for the
Buyer's own account.

               6.     The undersigned  will notify each of the parties to which this  certification  is made of any changes in the information and conclusions  herein.  Until such notice,  the Buyer's  purchase of Rule 144A
Securities  will  constitute a reaffirmation  of this  certification  by the undersigned as of the date of such purchase.

                                            Print Name of Buyer

                                            By:
                                               Name:
                                               Title:

                                            IF AN ADVISER:

                                            Print Name of Buyer

                                            Date:

                                                   EXHIBIT C

                                    FORM OF INVESTOR REPRESENTATION LETTER

                                            _______________ , 20__

Residential Funding Mortgage Securities II, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

JPMorgan Chase Bank, N.A.
4 New York Plaza, 6th Floor
New York, NY  10004
Attention:  Corporate Trust Administration

               Re:    Home Equity Loan-Backed Capped Funding Notes
                      Series 2006-HSA2

Ladies and Gentlemen:

               __________________ (the "Purchaser") intends to purchase from _________ (the "Seller") $_______
Capped Funding Notes of Series  2006-HSA2 (the "Notes"),  issued  pursuant to the Indenture (the  "Indenture"), dated as of  February  24,  2006  between  Home Equity Loan Trust  2006-HSA2,  as issuer  (the  "Issuer"),  and
JPMorgan  Chase Bank,  N.A.,  as indenture  trustee (the  "Indenture  Trustee").  All terms used herein and not otherwise  defined  shall  have the  meanings  set forth in the  Indenture.  The  Purchaser  hereby  certifies, represents and warrants to, and covenants with, the Issuer and the Indenture Trustee that:

               1.     The  Purchaser  understands  that (a) the Notes have not been and will not be  registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state  securities law, (b)
        the Depositor is not required to so register or qualify the Notes,  (c) the Notes may be resold only if registered and qualified  pursuant to the provisions of the Act or any state  securities  law, or if an
        exemption  from  such  registration  and  qualification  is  available,   (d)  the  Indenture  contains
        restrictions  regarding the transfer of the Notes and (e) the Notes will bear a legend to the foregoing effect.

               2.     The  Purchaser is  acquiring  the Notes for its own account for  investment  only and not with a view to or for sale in  connection  with any  distribution  thereof  in any  manner  that  would violate the Act or any applicable state securities laws.

               3.     The Purchaser is (a) a  substantial,  sophisticated  institutional  investor  having such knowledge  and  experience  in financial  and business  matters,  and, in  particular,  in such matters related to securities  similar to the Notes, such that it is capable of evaluating the merits and risks of  investment  in the Notes,  (b) able to bear the  economic  risks of such an  investment  and (c) an
        "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

               4.     The Purchaser has been  furnished  with, and has had an opportunity to review (a) [a copy
        of the Private  Placement  Memorandum,  dated                              relating to the Notes (b)] a
        copy of the Indenture and [b] [c] such other  information  concerning the Notes,  the Home Equity Loans and the  Depositor  as has been  requested  by the  Purchaser  from the  Depositor or the Seller and is relevant to the  Purchaser's  decision to  purchase  the Notes.  The  Purchaser  has had any  questions arising  from  such  review  answered  by the  Depositor  or the  Seller  to  the  satisfaction  of the
        Purchaser.  [If the  Purchaser  did not  purchase  the Notes  from the  Seller in  connection  with the initial  distribution  of the Notes and was provided  with a copy of the Private  Placement  Memorandum
        (the  "Memorandum")  relating to the original sale (the "Original Sale") of the Notes by the Depositor, the Purchaser  acknowledges that such Memorandum was provided to it by the Seller,  that the Memorandum was prepared by the  Depositor  solely for use in  connection  with the Original Sale and the Depositor did not  participate  in or facilitate  in any way the purchase of the Notes by the Purchaser  from the
        Seller,  and the Purchaser  agrees that it will look solely to the Seller and not to the Depositor with respect to any damage,  liability,  claim or expense  arising out of,  resulting  from or in connection with (a) error or omission,  or alleged  error or omission,  contained  in the  Memorandum,  or (b) any information, development or event arising after the date of the Memorandum.]

               5.     The  Purchaser  has not and  will  not nor has it  authorized  or will it  authorize  any person to (a) offer,  pledge, sell, dispose of or otherwise transfer any Note, any interest in any Note or any other similar security to any person in any manner,  (b) solicit any offer to buy or to accept a pledge,  disposition  of other  transfer of any Note,  any  interest  in any Note or any other  similar security from any person in any manner,  (c) otherwise  approach or negotiate with respect to any Note, any  interest in any Note or any other  similar  security  with any person in any manner,  (d) make any general  solicitation  by means of  general  advertising  or in any other  manner or (e) take any other action,  that (as to any of (a) through (e) above) would  constitute a  distribution  of any Note under the Act,  that would  render the  disposition  of any Note a  violation  of Section 5 of the Act or any state  securities  law, or that would require  registration  or  qualification  pursuant  thereto.  The
        Purchaser  will  not sell or  otherwise  transfer  any of the  Notes,  except  in  compliance  with the provisions of the Indenture.

               6.     The Purchaser is not a non-United States person.

                                            Very truly yours,

                                            By:
                                               Name:
                                               Title:

                                                   EXHIBIT D

                                   FORM OF TRANSFEROR REPRESENTATION LETTER

                                           __________________, 20___

Residential Funding Mortgage Securities II, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

JPMorgan Chase Bank, N.A.
4 New York Plaza
New York, NY  10004

Attention:  Corporate Trust Administration

               Re:    Home Equity Loan-Backed Capped Funding Notes
                      Series 2006-HSA2

Ladies and Gentlemen:

               ___________________(the  "Purchaser")  intends to purchase from ______ (the  "Seller")  $_______
Capped Funding Notes of Series 2006-HSA2 (the "Notes"),  issued pursuant to the (the "Indenture"),  dated as of
February  24, 2006 between  Home Equity Loan Trust  2006-HSA2,  as issuer (the  "Issuer"),  and JPMorgan  Chase
Bank, N.A., as indenture  trustee (the "Indenture  Trustee").  All terms used herein and not otherwise  defined shall have the meanings set forth in the Indenture.  The Seller hereby  certifies,  represents and warrants to, and covenants with, the Issuer and the Indenture Trustee that:

               Neither the Seller nor anyone acting on its behalf has (a) offered,  pledged,  sold, disposed of or otherwise  transferred  any Note,  any interest in any Note or any other  similar  security to any person in any manner,  (b) has solicited  any offer to buy or to accept a pledge,  disposition  or other  transfer of any
Note, any interest in any Note or any other similar  security from any person in any manner,  (c) has otherwise approached  or  negotiated  with respect to any Note,  any interest in any Note or any other  similar  security with any person in any manner,  (d) has made any general  solicitation  by means of general  advertising  or in any  other  manner,  or (e) has taken  any  other  action,  that (as to any of (a)  through  (e)  above)  would constitute a  distribution  of the Notes under the  Securities  Act of 1933 (the "Act"),  that would render the disposition  of any Note a  violation  of  Section  5 of the Act or any state  securities  law,  or that  would require  registration or qualification  pursuant  thereto.  The Seller will not act, in any manner set forth in the  foregoing  sentence with respect to any Note.  The Seller has not and will not sell or otherwise  transfer any of the Notes, except in compliance with the provisions of the Indenture.

                                            Very truly yours,

                                            (Seller)

                                            By:
                                            Name:
                                            Title:

An extra section break has been inserted above this paragraph. Do not delete this section break if you plan to add text after the Table of Contents/Authorities.  Deleting this break will cause Table of
Contents/Authorities headers and footers to appear on any pages following the Table of Contents/Authorities.

                                                  APPENDIX A

                                                  DEFINITIONS

               Accrued  Certificate  Interest:  With respect to the Class SB-I  Certificates,  interest accrued during the related  Interest  Period at the  Certificate  Rate for such  Certificate on the Notional Amount for such Payment Date.

               Additional  Balance:  With respect to any HELOC,  any future Draw made by the related  Mortgagor pursuant  to the  related  Loan  Agreement  on and  after  the  Cut-off  Date;  provided,  however,  that if an
Amortization  Event occurs,  then any Draw after such Amortization Event shall not be acquired by the Trust and shall not be an Additional Balance.

               Additional  Balance  Differential:  With  respect  to any  Payment  Date,  unless  and  until an
Amortization  Event occurs,  (x) up to and including  the Payment Date  occurring in the calendar  month during which the Revolving Period ends, the amount,  if any, by which Additional  Balances  resulting from Draws under the Group II Loans during the related  Collection Period exceed Principal  Collections  related to the Group II
Loans  during such  Collection  Period and (y) after the Payment Date  occurring  in the calendar  month during which the Revolving Period ends, the aggregate  amount of Additional  Balances in Loan Group II conveyed to the
Trust during the related Collection Period.

               Additional  Certificate  Security Balance:  With respect to the issuance of Capped Funding Notes pursuant to Section 4.01(d) of the Indenture,  the amount,  if any,  required in accordance with the Opinion of
Counsel in connection  therewith to be added to the Security  Balances of the  Certificates  in accordance with
Section  3.12 of the Trust  Agreement.  In addition,  with respect to any Payment Date  described in the second sentence of Section  3.12(a) of the Trust  Agreement,  the  "Additional  Certificate  Security  Balance"  shall include the amount of the excess described in such sentence.

               Adjusted  Mortgage  Rate:  With  respect to any Home Equity Loan and any date of  determination, the Loan Rate borne by the  related  Home Equity  Loan,  less the rate at which the  related  Subservicing  Fee accrues.

               Adverse REMIC Event:  As defined in Section 11.01(f) of the Indenture.

               Affiliate:  With respect to any Person,  any other Person  controlling,  controlled  by or under common  control with such  Person.  For purposes of this  definition,  "control"  means the power to direct the management and policies of a Person,  directly or indirectly,  whether through ownership of voting  securities, by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

               Aggregate  Additional  Balance  Differential:  With respect to any Payment Date and the Variable
Funding Notes,  the sum of Additional  Balance  Differentials  that have been added to the Security  Balance of
Variable Funding Notes prior to such Payment Date.

               Aggregate  Security  Balance:  With respect to any Payment  Date,  the aggregate of the Security
Balances of all Securities or specified Classes of Securities as of such date.

               Amortization Event:  Any one of the following events:

               (a)    the failure on the part of the Seller (i) to make any  payment or deposit  required to be made under the Purchase  Agreement  within five Business Days after the date such payment or deposit is required  to be made;  or (ii) to observe or perform in any  material  respect any other  covenants  or agreements of the Seller set forth in the Purchase Agreement,  which failure continues unremedied for a period of 60 days after written notice and such failure  materially and adversely affects the interests of the Securityholders or the Credit Enhancer;

               (b)    if any  representation  or warranty made by the Seller in the Purchase  Agreement  proves to have been  incorrect  in any material  respect when made and which  continues to be incorrect in any material respect for a period of 45 days with respect to any  representation  or warranty of the Seller made in Section  3.1(a) of the  Purchase  Agreement or 90 days with  respect to any  representation  or warranty  made in Section  3.1(b) or 3.1(c) of the Purchase  Agreement  after  written  notice and as a result of which the  interests  of the  Securityholders  or the  Credit  Enhancer  are  materially  and adversely affected;  provided,  however, that an Amortization Event shall not be deemed to occur if the
        Seller has  repurchased or caused to be repurchased or substituted  for the related Home Equity Loan or all Home Equity  Loans,  if  applicable,  during such period (or within an  additional 60 days with the consent of the  Indenture  Trustee and the Credit  Enhancer) in accordance  with the  provisions of the
        Indenture;

               (c)    the entry  against  the Seller or the Issuer of a decree or order by a court or agency or supervisory  authority  having  jurisdiction  in  the  premises  for  the  appointment  of  a  trustee, conservator, receiver or liquidator in any insolvency,  conservatorship,  receivership, readjustment of debt,  marshalling  of  assets  and  liabilities  or  similar  proceedings,  or for the  winding  up or liquidation of its affairs,  and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days;

               (d)    the  Seller  or  the  Issuer  shall  voluntarily  go  into  liquidation,  consent  to the appointment of a conservator,  receiver,  liquidator or similar person in any insolvency,  readjustment of debt,  marshalling of assets and liabilities or similar  proceedings of or relating to the Seller or the Issuer or of or relating to all or  substantially  all of its  property,  or a decree or order of a court,  agency or supervisory  authority  having  jurisdiction in the premises for the appointment of a conservator,  receiver,  liquidator  or  similar  person  in  any  insolvency,  readjustment  of  debt, marshalling of assets and liabilities or similar  proceedings,  or for the winding-up or liquidation of its affairs,  shall have been  entered  against the Seller or the Issuer and such decree or order shall have  remained in force  undischarged,  unbonded or unstayed for a period of 60 days;  or the Seller or the Issuer shall admit in writing its  inability to pay its debts  generally as they become due, file a petition to take advantage of any applicable  insolvency or reorganization  statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

               (e)    the Issuer  becomes  subject to  regulation by the  Commission  as an investment  company within the meaning of the Investment Company Act of 1940, as amended;

               (f)    a  Servicing  Default  relating  to  the  Master  Servicer  occurs  under  the  Servicing
        Agreement and the Master Servicer is the Seller;

               (g)    the  occurrence  of a draw on any of the Policies and the failure of the Credit  Enhancer to be  reimbursed  for such draw,  which  failure  continues  unremedied  for a period of 90 days after written notice to the Master Servicer; or

               (h)    the Issuer is  determined  to be an  association  taxable as a  corporation  for  federal income tax purposes.

               In the case of any event  described  in (a),  (b),  (f) or (g),  an  Amortization  Event will be deemed to have  occurred  only if, after any  applicable  grace period  described in such  clauses,  any of the
Indenture  Trustee,  the  Credit  Enhancer  or,  with  the  consent  of the  Credit  Enhancer,  Securityholders evidencing  not less  than 51% of the  Security  Balance  of each of the Term  Notes and the  Certificates,  by written notice to the Seller,  the Master  Servicer,  the Depositor and the Owner Trustee (and to the Indenture
Trustee,  if given by the Credit  Enhancer or the  Securityholders),  declare  that an  Amortization  Event has occurred as of the date of such notice.  In the case of any event  described  in clauses (c),  (d), (e) or (h), an  Amortization  Event will be deemed to have  occurred  without any notice or other action on the part of the
Indenture  Trustee,  the  Noteholders  or the Credit  Enhancer  immediately  upon the occurrence of such event;
provided,  that any  Amortization  Event may be waived and deemed of no effect with the written  consent of the
Credit Enhancer and each Rating Agency, subject to the satisfaction of any conditions to such waiver.

               Appraised Value: With respect to any Mortgaged  Property,  the lesser of (i) the appraised value of such Mortgaged  Property  based upon the appraisal  made at the time of the  origination of the related Home
Equity Loan,  and (ii) the sales price of the  Mortgaged  Property at such time of  origination,  except in the case of a Mortgaged  Property  securing a refinanced  or modified Home Equity Loan as to which it is either the appraised  value based upon the appraisal  made at the time of  origination of the loan which was refinanced or modified or the appraised value determined in an appraisal at the time of refinancing or  modification,  as the case may be.

               Assignment  of Mortgage:  With respect to any  Mortgage,  an  assignment,  notice of transfer or equivalent  instrument,  in recordable form, sufficient under the laws of the jurisdiction in which the related
Mortgaged Property is located to reflect the conveyance of the Mortgage,  which assignment,  notice of transfer or equivalent  instrument may be in the form of one or more blanket  assignments  covering Mortgages secured by
Mortgaged Properties located in the same jurisdiction.

               Authorized Newspaper:  A newspaper of general circulation in the Borough of Manhattan,  The City of New York,  printed in the English  language and customarily  published on each Business Day,  whether or not published on Saturdays, Sundays or holidays.

               Authorized  Officer:  With  respect  to the  Issuer,  any  officer of the Owner  Trustee  who is authorized  to act for the Owner  Trustee in matters  relating to the Issuer and who is  identified on the list of Authorized  Officers  delivered by the Owner  Trustee to the Indenture  Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

               Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

               Bankruptcy  Loss: With respect to any Home Equity Loan, a Deficient  Valuation or a Debt Service
Reduction;  provided,  however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master  Servicer has notified the Indenture  Trustee in writing that the Master Servicer is diligently  pursuing any remedies that may exist in connection with the  representations and  warranties  made regarding the related Home Equity Loan and either (A) the related Home Equity Loan is not in default with regard to payments due  thereunder or (B)  delinquent  payments of principal and interest under the related  Home Equity  Loan and any  premiums on any  applicable  primary  hazard  insurance  policy and any related  escrow  payments  in respect of such Home Equity  Loan are being  advanced  on a current  basis by the
Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

               Basic  Documents:  The Trust Agreement,  the Indenture,  the Purchase  Agreement,  the Insurance
Agreement,  the Group I Policy,  the Group II Policy, the Servicing  Agreement,  the Custodial  Agreement,  the
Indemnification  Agreement and the other  documents and  certificates  delivered in connection  with any of the above.

               Beneficial  Owner:  With  respect to any Term Note,  the Person who is the  beneficial  owner of such Note as reflected on the books of the  Depository or on the books of a Person  maintaining an account with such  Depository  (directly as a Depository  Participant  or indirectly  through a Depository  Participant,  in accordance with the rules of such Depository).

               Billing Cycle:  With respect to any Home Equity Loan and Due Date, the calendar month  preceding such Due Date.

               Book-Entry Custodian:  The custodian appointed pursuant to Section 4.06 of the Indenture.

               Book-Entry Notes:  Beneficial interests in the Notes,  ownership and transfers of which shall be made through book entries by the Depository as described in Section 4.06 of the Indenture.

               Business  Day:  Any day other  than (i) a  Saturday  or a Sunday or (ii) a day on which  banking institutions  in the  States  of New  York,  California,  Minnesota,  Illinois  or  Delaware  are  required  or authorized by law to be closed.

               Capped Funding Note:  Any Class A-II Capped  Funding Note issued in connection  with an exchange pursuant to Section 4.01(d) of the Indenture.

               Cash  Liquidation:  As to any  defaulted  Home  Equity  Loan other than a Home Equity Loan as to which an REO Acquisition  occurred,  a determination  by the Master Servicer that it has received all Insurance
Proceeds,  Liquidation  Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Home Equity Loan.

               Certificate  Distribution  Account:  The  account or  accounts  created  and  maintained  by the
Certificate  Paying Agent pursuant to Section  3.10(c) of the Trust  Agreement.  The  Certificate  Paying Agent
will make all distributions on the Certificates from money on deposit in the Certificate Distribution Account.

               Certificate  Distribution  Amount:  For any Payment  Date,  the amount  remaining in the Payment
Account  following  distributions  pursuant to clauses (i) through (xi) of Section  3.05(a)(I) of the Indenture and following distributions pursuant to clauses (i) through (x) of Section 3.05(a)(II) of the Indenture.

               Certificate of Trust:  The  Certificate of Trust filed for the Trust pursuant to Section 3810(a)
of the Statutory Trust Statute.

               Certificate Paying Agent:  The meaning specified in Section 3.10 of the Trust Agreement.

               Certificate  Percentage Interest:  With respect to any Payment Date, the Certificate  Percentage
Interest as stated on the face of such  Certificate,  which  percentage may be  recalculated in accordance with
Section 3.12 of the Trust Agreement.

               Certificate  Principal  Balance:  As  of  any  Payment  Date,  with  respect  to  any  Group  II
Certificate,  an amount  equal to the then  applicable  Certificate  Percentage  Interest  of such  Certificate multiplied  by the Group II  Overcollateralization  Amount.  As of any Payment  Date with  respect to any Class
SB-I  Certificate,  $2.00 as reduced  by  payments  deemed  made on prior  Payment  Dates in  reduction  of the
Uncertificated  Principal  Balance of REMIC II Regular  Interest  SB-PO  pursuant to the  provisions of Section
5.02(g) of the Trust Agreement.  As of any Payment Date with respect to any Class R Certificate, $0.

               Certificate  Rate:  With  respect to the Class SB-I  Certificates  or REMIC II Regular  Interest
SB-IO and any Payment Date, a rate per annum equal to the  percentage  equivalent of a fraction,  the numerator of which is the sum of the amounts  calculated  pursuant to clauses (i) through (iv) below, and the denominator of which is the aggregate  Uncertificated  Principal Balance of the REMIC I Regular Interests.  For purposes of calculating  the Certificate  Rate for the Class SB-I  Certificates  or REMIC II Regular  Interest  SB-IO,  the
numerator is equal to the sum of the following components:

               (i)    the  REMIC I  Remittance  Rate for REMIC I Regular  Interest  LT1 minus the Loan  Group I
               SB-IO Marker Rate,  applied to a notional amount equal to the  Uncertificated  Principal Balance of REMIC I Regular Interest LT1;

               (ii)   the  REMIC I  Remittance  Rate for REMIC I Regular  Interest  LT2 minus the Loan  Group I
               SB-IO Marker Rate,  applied to a notional amount equal to the  Uncertificated  Principal Balance of REMIC I Regular Interest LT2; and

               (iii)  the REMIC I Remittance  Rate for REMIC I Regular  Interest LT4 minus twice the Loan Group
               I SB-IO Marker Rate, applied to a notional amount equal to the Uncertificated  Principal Balance of REMIC I Regular Interest LT4.

               Certificate  Register:  The  register  maintained  by the  Certificate  Registrar  in which  the
Certificate  Registrar shall provide for the  registration  of  Certificates  and of transfers and exchanges of
Certificates.

               Certificate  Registrar:  Initially,  the  Indenture  Trustee,  in its  capacity  as  Certificate
Registrar.

               Certificateholder:  The Person in whose name a  Certificate  is  registered  in the  Certificate
Register  except  that,  any  Certificate  registered  in the name of the  Issuer,  the  Owner  Trustee  or the
Indenture  Trustee or any  Affiliate of any of them shall be deemed not to be  outstanding  and the  registered holder will not be  considered a  Certificateholder  or a holder for  purposes of giving any  request,  demand, authorization,  direction,  notice, consent or waiver under the Indenture or the Trust Agreement provided that, in determining  whether the Indenture  Trustee or the Owner Trustee shall be protected in relying upon any such request,  demand,  authorization,  direction,  notice,  consent or waiver, only Certificates that the Indenture
Trustee or the Owner Trustee knows to be so owned shall be so  disregarded.  Owners of  Certificates  that have been pledged in good faith may be regarded as Holders if the pledgee  establishes  to the  satisfaction  of the
Indenture  Trustee or the Owner  Trustee,  as the case may be, the  pledgee's  right so to act with  respect to such  Certificates  and that the pledgee is not the Issuer,  any other  obligor  upon the  Certificates  or any
Affiliate of any of the foregoing Persons.

               Certificates:  The Group I Certificates and the Group II Certificates.

               Class:  Collectively, all of the Notes or Certificates bearing the same designation.

               Class A-I-1 Notes: The Class A-I-1 Home Equity  Loan-Backed  Term Notes,  Series  2006-HSA2,  in
substantially the form set forth in Exhibit A-1 to the Indenture.

               Class A-I-2 Notes: The Class A-I-2 Home Equity  Loan-Backed  Term Notes,  Series  2006-HSA2,  in
substantially the form set forth in Exhibit A-1 to the Indenture.

               Class A-I-3 Notes: The Class A-I-3 Home Equity  Loan-Backed  Term Notes,  Series  2006-HSA2,  in
substantially the form set forth in Exhibit A-1 to the Indenture.

               Class A-I-4 Notes: The Class A-I-4 Home Equity  Loan-Backed  Term Notes,  Series  2006-HSA2,  in
substantially the form set forth in Exhibit A-1 to the Indenture.

               Class A-I-5 Lockout  Distribution  Amount:  With respect to any Payment Date, the product of (a)
the Class A-I-5 Lockout  Percentage for that Payment Date and (b) the Class A-I-5 Pro Rata Distribution  Amount
for that  Payment  Date.  In no event  shall the Class A-I-5  Lockout  Distribution  Amount for a Payment  Date
exceed the Class I Principal  Distribution  Amount or the Security Balance of the Class A-I-5 Notes immediately prior to that Payment Date.

               Class A-I-5  Lockout  Percentage:  With respect to each Payment Date, the applicable  percentage set forth below:

                                                                       CLASS A-I-5
                             PAYMENT DATES                          LOCKOUT PERCENTAGE
        March 2006 through and including February 2009..........              0%
        March 2009 through and including February 2011..........             45%
        March 2011 through and including February 2012..........             80%
        March 2012 through and including February 2013..........            100%
        March 2013 and thereafter...............................            300%

---------------------------------------------------------------------------------------------------------------
               Class A-I-5 Notes: The Class A-I-5 Home Equity  Loan-Backed  Term Notes,  Series  2006-HSA2,  in
substantially the form set forth in Exhibit A-1 to the Indenture.

               Class A-I-5 Pro Rata Distribution  Amount:  With respect to any Payment Date, an amount equal to the  product of (a) a  fraction,  the  numerator  of which is the  Security  Balance of the  Class A-I-5  Notes immediately  prior to that Payment Date and the denominator of which is the aggregate  Security  Balance of the
Class I Notes immediately prior to that payment date and (b) the Class I Principal Distribution Amount.

               Class A-II  Notes:  The Class A-II Home Equity  Loan-Backed  Term Notes,  Series  2006-HSA2,  in
substantially the form set forth in Exhibit A-1 to the Indenture.

               Class I Notes:  The Class A-I-1 Notes,  the Class A-I-2 Notes,  the Class A-I-3 Notes, the Class
A-I-4 Notes and the Class A-I-5 Notes.

               Class I Principal  Distribution  Amount:  With respect to any Payment Date, the aggregate amount of  principal  paid on the Class I Notes on such  Payment  Date  pursuant  to clauses  (ii),  (iii) and (vi) of
Section 3.05(a)(I) of the Indenture.

               Class LT   Principal  Reduction  Amounts:  For any  Payment  Date,  the  amounts  by  which  the
Uncertificated  Principal  Balances of the REMIC I Regular  Interests  will be reduced on such  Payment Date by the allocation of REMIC I Liquidation Loss Amounts and the distribution of principal, determined as follows:

For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

        Y1 =   the Uncertificated Principal Balance of REMIC I Regular Interest LT1 after the allocation of
               REMIC I Liquidation Loss Amounts and making of distributions on the prior Payment Date.

        Y2 =   the Uncertificated Principal Balance of REMIC I Regular Interest LT2 after the allocation of
               REMIC I Liquidation Loss Amounts and making of distributions on the prior Payment Date.

        Y3 =   the Uncertificated Principal Balance of REMIC I Regular Interest LT3 after the allocation of
               REMIC I Liquidation Loss Amounts and making of distributions on the prior Payment Date.

        Y4 =   the Uncertificated Principal Balance of REMIC I Regular Interest LT4 after the allocation of
               REMIC I Liquidation Loss Amounts and making of distributions on the prior Payment Date (note:
               Y4 = Y3 ).

        (DELTA)Y1 =   the Class LT1 Principal Reduction Amount.

        (DELTA)Y2 =   the Class LT2 Principal Reduction Amount.

        (DELTA)Y3 =   the Class LT3 Principal Reduction Amount.

        (DELTA)Y4 =   the Class LT4 Principal Reduction Amount.

        P0 =   the aggregate Uncertificated Principal Balance of the REMIC I Regular Interests after distributions and the allocation of REMIC I Liquidation Loss Amounts on the prior Payment Date.

            =  the aggregate principal balance of the Group I Loans after giving effect to principal payments distributed and Liquidation Loss Amounts allocated on the prior Payment Date.

        P1 =   the aggregate Uncertificated Principal Balance of the REMIC I Regular Interests after distributions and the allocation of REMIC I Liquidation Loss Amounts to be made on such Payment
               Date.

            =  the aggregate principal balance of the Group I Loans after giving effect to principal payments distributed and Liquidation Loss Amounts allocated on such Payment Date.

        (DELTA)P =    P0 - P1 = the aggregate of the Class LT1, Class LT2, Class LT3 and Class LT4, Principal
               Reduction Amounts.

              =the sum of (I) the aggregate of the Liquidation Loss Amounts attributable to the Group I Loans for such Payment Date and allocated to principal by the definition of REMIC I Liquidation Loss
               Amounts, (II) the portion of Principal Collections for such Payment Date attributable to the
               Group I Loans and (III) the principal portion of amounts advanced for such Payment Date in respect of the Group I Loans.

        R0 =   the Group I Net WAC Rate (stated as a monthly rate) for the Group I Loans after giving effect to amounts distributed and Liquidation Loss Amounts allocated on the prior Payment Date.

        R1 =   the Group I Net WAC Rate (stated as a monthly rate) for the Group I Loans after giving effect to amounts to be distributed and Liquidation Loss Amounts to be allocated on such Payment Date.

        (alpha)=      (Y2 + Y3)/P0.  The initial value of (alpha) on the Closing Date for use on the first
               Payment Date shall be 0.0001.

        (gamma)0 =    the interest accruing on the Class I Notes in respect of the Interest Period related to such Payment Date (without reduction by the interest portion of Liquidation Loss Amounts,
               Prepayment Interest Shortfalls or Relief Act Shortfalls allocated to such Notes).

        (gamma)1 =    the interest accruing on the Class I Notes  in respect of the Interest Period related to the next succeeding Payment Date (without reduction by the interest portion of Liquidation
               Loss Amounts, Prepayment Interest Shortfalls or Relief Act Shortfalls allocated to such Notes).

Then, based on the foregoing definitions:

        (DELTA)Y1 =   (DELTA)P - (DELTA)Y2 - (DELTA)Y3 - (DELTA)Y4;

        (DELTA)Y2 =   ((alpha)/2){((gamma) 0R1 - (gamma)1R0)/R0R1};

        (DELTA)Y3 =   (alpha)(DELTA)P - (DELTA)Y2; and

        (DELTA)Y4 =   (DELTA)Y3

        if both (DELTA)Y2 and (DELTA)Y3, as so determined, are non-negative numbers.  Otherwise:

        (1)....If (DELTA)Y2, as so determined, is negative, then

        (DELTA)Y2 = 0;

        (DELTA)Y2 = a{ a0R1P1 - a1R0P0}/{2R1R0P1 -  a1R0};

        (DELTA)Y4 = (DELTA)Y3; and

        (DELTA)Y1 = (DELTA)P - (DELTA)Y2 - (DELTA)Y3 - (DELTA)Y4.

        (2)....If (DELTA)Y3, as so determined, is negative, then

        (DELTA)Y3 = 0;

        (DELTA)Y2 = {(alpha)(2)P0((gamma)0R1 - (gamma)1R0)} - 2(alpha)(DELTA)PY2R1R0}/(2(alpha)Y2R1R0-
               2(alpha)(DELTA)PR1R0 + (alpha)((gamma)0R1 - (gamma)1R0)};

        (DELTA)Y4 = (DELTA)Y3; and

        (DELTA)Y1 = (DELTA)P - (DELTA)Y2 - (DELTA)Y3 - (DELTA)Y4.

               Class II Notes:  The Class A-II Notes and the Variable Funding Notes.

               Class  Principal  Balance:  For each Class of Notes,  the initial  Security  Balance  thereof as reduced on each  successive  Payment  Date by  principal  distributed  in respect  thereof on such Payment Date pursuant to Section 3.05 of the Indenture.

               Class R  Certificates:  The Class R-I  Certificates  and the Class  R-II  Certificates,  each as substantially in the form set forth in Exhibit I to the Trust Agreement.

               Class SB Certificates: The Class SB-I Certificates and the Class SB-II Certificates.

               Class SB-I Certificates: The Class SB-I Home Equity Loan-Backed Certificates,  Series 2006-HSA2,
substantially in the form of Exhibit A to the Trust Agreement.

               Class  SB-II  Certificates:  The  Class  SB-II  Home  Equity  Loan-Backed  Certificates,  Series
2006-HSA2, substantially in the form of Exhibit A to the Trust Agreement.

               Class SB-I Distribution  Amount: On any Payment Date, the sum of the amounts deemed  distributed in respect of REMIC II Regular  Interests  SB-IO and SB-PO  pursuant to  Sections  5.01(f) and (g) of the Trust
Agreement  reduced by the  amounts  required  to be paid  pursuant  to  clauses  (iv)  through  (ix) of Section
3.05(a)(I) of the Indenture.

               Closing Date:  February 24, 2006.

               Code: The Internal Revenue Code of 1986, as amended,  and the rules and regulations  promulgated thereunder.

               Collateral:  The meaning specified in the Granting Clause of the Indenture.

               Collection  Period:  With  respect to any Home Equity Loan and any Payment  Date,  the  calendar month preceding any such Payment Date.

               Combined  Loan-to-Value  Ratio:  With  respect  to  any  HELOC  and  any  date,  the  percentage equivalent of a fraction,  the  numerator of which is the sum of (i) the Credit Limit and (ii) the  outstanding principal  balance as of the date of the  origination  of such HELOC (or any  subsequent  date as of which such outstanding  principal  balance  may be  determined  in  connection  with an increase or decrease in the Credit
Limit,  to reduce the amount of primary  insurance for such HELOC or to approve a subordinate  lien) and of all other  mortgage  loans,  if any,  that are  secured  by liens on the  Mortgaged  Property  that are  senior  or subordinate  to the Mortgage  and the  denominator  of which is the  Appraised  Value of the related  Mortgaged
Property.  With respect to any HEL and any date,  the  percentage  equivalent  of a fraction,  the numerator of which is the sum of (i) the initial  principal  balance of such HEL and (ii) the outstanding  principal balance as of the date of origination of such HEL, and of all other mortgage  loans,  if any, that are secured by liens on the Mortgaged  Property that are senior or subordinate  to the Mortgage and the  denominator of which is the
Appraised Value of the related Mortgaged Property.

               Commission:  The Securities and Exchange Commission.

               Corporate  Trust  Office:  With  respect  to  the  Indenture  Trustee,   Certificate  Registrar,
Certificate  Paying Agent and Paying Agent, the principal  corporate trust office of the Indenture  Trustee and
Note  Registrar at which at any particular  time its corporate  trust  business  shall be  administered,  which office at the date of the execution of this  instrument is located at 600 Travis  Street,  9th Floor,  Houston,
Texas 77002,  Attention:  Worldwide Securities  Services/Structured  Finance Services.  For purposes of Section
4.15 of the Indenture,  however,  such term shall mean the Indenture  Trustee's  agent,  Chase  Manhattan Trust
Company,  National Association,  located at 1650 Market Street, Suite 5210,  Philadelphia,  Pennsylvania 19103,
or such  other  office as the  Indenture  Trustee  shall  designate.  With  respect to the Owner  Trustee,  the principal  corporate  trust office of the Owner Trustee at which at any  particular  time its  corporate  trust business shall be  administered,  which office at the date of the execution of this Trust  Agreement is located at Rodney Square North,  1100 North Market Street,  Wilmington,  Delaware  19890,  Attention:  Corporate  Trust
Administration.

               Credit Enhancer: Financial Guaranty Insurance Company, or any successor thereto.

               Credit  Enhancer  Default:  If the Credit  Enhancer  fails to make a payment  required under the
Group I Policy or the Group II Policy in accordance with its terms.

               Credit Limit:  With respect to any HELOC, the maximum Loan Balance  permitted under the terms of the related Loan Agreement.

               Credit Limit Increase:  As defined in Section 3.01 of the Servicing Agreement.

               Credit Repository:  Equifax, Transunion and Experian, or their successors in interest.

               Credit  Score:  With respect to any Home Equity Loan,  the numerical  designation  obtained from credit reports  provided by any credit  reporting  organization  used to assess a borrower's  credit-worthiness and the relative  degree of risk a borrower  represents  to a lender,  as  determined  in  accordance  with the applicable underwriting criteria.

               Curtailment:  Any Principal  Prepayment made by a Mortgagor which is not a Principal  Prepayment in full.

               Custodial  Account:  The  account or  accounts  created and  maintained  by the Master  Servicer pursuant to Section  3.02(b) of the Servicing  Agreement,  in which the Master  Servicer shall deposit or cause to be deposited certain amounts in respect of the Home Equity Loans.

               Custodial  Agreement:  Any Custodial Agreement among the Custodian,  the Indenture Trustee,  the
Issuer and the Master Servicer relating to the custody of the Home Equity Loans and the Related Documents.

               Custodian:  Wells Fargo Bank, National Association, and its successors and assigns.

               Cut-off Date:  February 1, 2006.

               Cut-off Date Loan Balance:  With respect to any Home Equity Loan, the unpaid  principal  balance thereof as of the close of  business  on the last day of the  Billing  Cycle  immediately  prior to the Cut-off
Date.

               Debt Service  Reduction:  With  respect to any Home Equity  Loan,  a reduction in the  scheduled payment for such Home Equity Loan by a court of competent  jurisdiction  in a proceeding  under the  Bankruptcy
Code that becomes final and non-appealable,  except such a reduction  constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

               Default:  Any  occurrence  which is or with notice or the lapse of time or both would  become an
Event of Default.

               Deficiency  Amount:  (a) with respect to the Class I Notes and any Payment Date,  the sum of (i)
the excess,  if any, of (A) the  Interest  Distribution  Amount for the Class I Notes on such Payment Date over
(B) the amount on deposit in the Payment Account  available for interest  distributions on the Class I Notes on such  Payment  Date,  (ii) the  principal  portion of any  Liquidation  Loss Amount with respect to the Group I
Loans for such  Payment  Date,  to the extent not  distributed  as part of the  Liquidation  Loss  Distribution
Amount for the Class I Notes or  covered by a  reduction  of the Group I  Overcollateralization  Amount on such
Payment Date and (iii) the Guaranteed Payment Amount, if applicable; and

               (b) with respect to the Class II Notes and any Payment Date, the sum of (i) the excess,  if any, of (A) the  Interest  Distribution  Amount for the Class II Notes on such  Payment  Date over (B) the amount on deposit in the Payment  Account  available  for  interest  distributions  on the Class II Notes on such Payment
Date,  (ii) the principal  portion of any  Liquidation  Loss Amount with respect to the Group II Loans for such
Payment Date, to the extent not distributed as part of the Liquidation Loss  Distribution  Amount for the Class
II Notes or  covered by a  reduction  of the Group II  Overcollateralization  Amount on such  Payment  Date and
(iii) the Guaranteed Payment Amount, if applicable.

               Deficient  Valuation:  With respect to any Home Equity Loan, a valuation by a court of competent jurisdiction  of the  Mortgaged  Property in an amount less than the then  outstanding  indebtedness  under the
Home Equity Loan and any senior lien on the  Mortgaged  Property,  or any  reduction in the amount of principal to be paid in connection  with any scheduled  payment that  constitutes a permanent  forgiveness  of principal, which  valuation  or  reduction  results from a proceeding  under the  Bankruptcy  Code that becomes  final and non-appealable.

               Definitive Notes:  The meaning specified in Section 4.06 of the Indenture.

               Deleted Loan:  A Home Equity Loan replaced or to be replaced with an Eligible Substitute Loan.

               Delinquent:  As used herein,  a Home Equity Loan is  considered to be: "30 to 59 days" or "30 or more days"  delinquent  when a payment due on any scheduled due date remains unpaid as of the close of business on the next following  monthly due date.  Since the  determination  as to whether a Home Equity Loan falls into these  categories  is made as of the close of business on the last  business  day of each month,  a Home Equity
Loan with a payment  due on July 1 that  remained  unpaid as of the close of business on July 31 would still be considered  current as of July 31. If that  payment  remained  unpaid as of the close of business on August 31, the Home  Equity  Loan would  then be  considered  30-59 days  delinquent.  Delinquency  information  as of the
Cut-off  Date is  determined  and  prepared as of the close of business on the last  business  day  immediately prior to the Cut-off Date.

               Depositor:  Residential  Funding Mortgage  Securities II, Inc., a Delaware  corporation,  or its successor in interest.

               Depository or Depository  Agency:  The Depository Trust Company or a successor  appointed by the
Indenture  Trustee  with  the  approval  of  the  Depositor.  Any  successor  to  the  Depository  shall  be an organization  registered  as a  "clearing  agency"  pursuant  to  Section  17A  of the  Exchange  Act  and  the regulations of the Securities and Exchange Commission thereunder.

               Depository  Participant:  A  Person  for  whom,  from  time  to  time,  the  Depository  effects book-entry transfers and pledges of securities deposited with the Depository.

               Derivative  Contract:  Any ISDA  Master  Agreement,  together  with  the  related  Schedule  and
Confirmation,  entered into by the Owner Trustee and a Derivative  Counterparty in accordance with Section 5.07 of the Trust Agreement.

               Derivative  Counterparty:  Any counterparty to a Derivative Contract as provided in Section 5.07 of the Trust Agreement.

               Determination  Date:  With respect to any Payment Date,  the 20th day of the month in which such
Payment Date occurs or if such day is not a Business Day, the next succeeding Business Day.

               Disqualified  Organization:  Any  organization  defined as a "disqualified  organization"  under
Section  860E(e)(5) of the Code, and if not otherwise  included,  any of the following:  (i) the United States, any  State  or  political  subdivision  thereof,  any  possession  of  the  United  States,  or any  agency  or instrumentality  of any of the foregoing  (other than an  instrumentality  which is a corporation if all of its activities  are  subject to tax and,  except for  Freddie  Mac, a  majority  of its board of  directors  is not selected by such governmental unit), (ii) a foreign government, any international  organization,  or any agency or instrumentality of any of the foregoing,  (iii) any organization  (other than certain farmers'  cooperatives described  in  Section  521 of the  Code)  which  is  exempt  from the tax  imposed  by  Chapter  1 of the Code
(including  the tax imposed by Section 511 of the Code on  unrelated  business  taxable  income) and (iv) rural
electric  and  telephone   cooperatives  described  in  Section  1381(a)(2)(C)  of  the  Code.  A  Disqualified
Organization  also includes any "electing large  partnership," as defined in Section 775(a) of the Code and any other  Person so  designated  by the Owner  Trustee  based upon an Opinion  of Counsel  that the  holding of an
Ownership  Interest in a Class R Certificate  by such Person may cause the Trust Estate or any Person having an
Ownership  Interest in any Class of Notes or  Certificates  (other than such  Person) to incur a liability  for any  federal  tax  imposed  under the Code that would not  otherwise  be  imposed  but for the  Transfer  of an
Ownership  Interest  in a Class  R  Certificate  to  such  Person.  The  terms  "United  States",  "State"  and
"international  organization"  shall  have the  meanings  set forth in  Section  7701 of the Code or  successor provisions.

               Draw:  With respect to any HELOC,  a borrowing by the related  Mortgagor  under the related Loan
Agreement.

               Draw Period:  With respect to each HELOC,  the period  consisting of either the first five,  ten or fifteen years after the date of origination of such HELOC,  during which the related  Mortgagor is permitted to make Draws.

               Due Date:  With  respect  to any Home  Equity  Loan,  the day of the month the  Minimum  Monthly
Payment or fixed monthly payment is due as set forth in the related Mortgage Note.

               Eligible  Account:  An account that is any of the following:  (i)  maintained  with a depository institution  the  short-term  debt  obligations  of which have been rated by each Rating  Agency in its highest rating category  available,  or (ii) an account or accounts in a depository  institution in which such accounts are fully insured to the limits  established by the FDIC,  provided that any deposits not so insured shall,  to the extent  acceptable to each Rating Agency,  as evidenced in writing,  be maintained  such that (as evidenced by an Opinion of Counsel  delivered to the  Indenture  Trustee and each Rating  Agency) the  Indenture  Trustee have a claim with  respect to the funds in such  account or a perfected  first  security  interest  against any collateral  (which shall be limited to Permitted  Investments)  securing  such funds that is superior to claims of any other depositors or creditors of the depository  institution  with which such account is maintained,  or
(iii)  in the  case of the  Custodial  Account,  either  (A) a trust  account  or  accounts  maintained  at the corporate trust department of the Indenture  Trustee or (B) an account or accounts  maintained at the corporate trust  department  of the  Indenture  Trustee,  as long as its  short  term debt  obligations  are rated P-1 by
Moody's and A-1 by  Standard & Poor's (or the  equivalent)  or better by each  Rating  Agency and its long term debt  obligations  are rated A by Standard & Poor's (or the  equivalent)  or better by each Rating  Agency,  or
(iv) in the case of the Custodial  Account and the Payment Account,  a trust account or accounts  maintained in the  corporate  trust  division  of the  Indenture  Trustee,  or (v) an account  or  accounts  of a  depository institution  acceptable  to each Rating  Agency (as  evidenced in writing by each Rating Agency that use of any such account as the  Custodial  Account or the Payment  Account  will not reduce the rating  assigned to any of the  Securities  by such Rating  Agency (if  determined  without  regard to the Policy)  below the lower of the then-current  rating or the rating assigned to such Securities (if determined  without regard to the Policy) as of the Closing Date by such Rating Agency).

               Eligible  Substitute  Loan:  A Home Equity  Loan  substituted  by the Seller for a Deleted  Loan which must,  on the date of such  substitution,  as  confirmed  in an  Officer's  Certificate  delivered to the
Indenture Trustee, (i) have an outstanding  principal balance,  after deduction of the principal portion of the monthly  payment  due in the  month of  substitution  (or in the case of a  substitution  of more than one Home
Equity  Loan  for a  Deleted  Home  Equity  Loan,  an  aggregate  outstanding  principal  balance,  after  such deduction),  not in excess  of the  outstanding  principal  balance  of the  Deleted  Loan  (the  amount of any shortfall to be deposited by the Seller in the  Custodial  Account in the month of  substitution);  (ii) comply with each  representation  and  warranty  set forth in Section  3.1(b) of the  Purchase  Agreement  (other than clauses (xiv), (xvi), (xvii),  (xxvi),  (xxvii),  (xxviii),  (xxx)(B) and (xxxi) thereof), if such Deleted Loan is a Group I Loan,  or Section  3.1(c)  (other than  clauses  (xiii),  (xxiv)(B),  (xxv)(B),  (xxvi),  (xxvii),
(xxxiv) and (xxxvi)  thereof),  if such Deleted Loan is a Group II Loan, as of the date of substitution;  (iii)
have a Loan Rate,  Net Loan Rate and Gross Margin (if  applicable) no lower than and not more than 1% per annum higher than the Loan Rate, Net Loan Rate and Gross Margin (if  applicable),  respectively,  of the Deleted Loan as of the date of  substitution;  (iv)  have a  Combined  Loan-to-Value  Ratio at the time of  substitution  no higher  than  that of the  Deleted  Loan at the time of  substitution;  (v)  have a  remaining  term to  stated
maturity  not greater  than (and not more than one year less than) that of the Deleted  Loan and (vi) not be 30 days or more delinquent.

               ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

               Event of Default:  With respect to the Indenture,  any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or  involuntary  or be effected by operation of law or  pursuant  to any  judgment,  decree or order of any court or any order,  rule or  regulation  of any administrative or governmental body):

               (i)    a default  in the  payment  of any  interest  on any Note when the same  becomes  due and payable, and such default shall continue for a period of five days; or

               (ii)   a default in the payment of the principal of or any  installment  of the principal of any
        Note when the same becomes due and payable,  and such default shall continue for a period of five days;
        or

               (iii)  there occurs a default in the  observance or  performance of any covenant or agreement of the  Issuer  made in the  Indenture,  or any  representation  or  warranty  of the  Issuer  made in the
        Indenture or in any certificate or other writing  delivered  pursuant hereto or in connection  herewith proving to have been  incorrect  in any  material  respect as of the time when the same shall have been made which has a material adverse effect on  Securityholders  or the Credit Enhancer,  and such default shall  continue  or  not be  cured,  or  the  circumstance  or  condition  in  respect  of  which  such representation  or warranty was  incorrect  shall not have been  eliminated or otherwise  cured,  for a period of 30 days after there shall have been given,  by registered or certified mail, to the Issuer by the Indenture  Trustee or to the Issuer and the Indenture Trustee by the Holders of at least 25% of the outstanding  Security  Balance of the Notes or the Credit  Enhancer,  a written notice  specifying such default or incorrect  representation  or warranty and requiring it to be remedied and stating that such notice is a notice of default hereunder; or

               (iv)   there  occurs the filing of a decree or order for relief by a court  having  jurisdiction in the premises in respect of the Issuer or any substantial  part of the Trust Estate in an involuntary case  under  any  applicable  federal  or state  bankruptcy,  insolvency  or other  similar  law now or hereafter in effect, or appointing a receiver,  liquidator,  assignee, custodian, trustee, sequestrator or similar  official of the Issuer or for any  substantial  part of the Trust  Estate,  or ordering the winding-up or liquidation of the Issuer's  affairs,  and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

               (v)    there  occurs the  commencement  by the Issuer of a voluntary  case under any  applicable federal or state  bankruptcy,  insolvency  or other  similar  law now or  hereafter  in effect,  or the consent by the Issuer to the entry of an order for  relief in an  involuntary  case under any such law, or the  consent  by the Issuer to the  appointment  or taking  possession  by a  receiver,  liquidator, assignee,  custodian,  trustee,  sequestrator or similar  official of the Issuer or for any substantial part of the assets of the Trust Estate,  or the making by the Issuer of any general  assignment for the benefit of  creditors,  or the failure by the Issuer  generally  to pay its debts as such debts  become due, or the taking of any action by the Issuer in furtherance of any of the foregoing.

               Event of Liquidation:  Following the occurrence of an Event of Default under the Indenture,  the determination  by the Indenture  Trustee,  as evidenced by a written notice provided to the Owner Trustee,  the
Depositor  and the Credit  Enhancer,  that all  conditions  precedent to the sale or  liquidation  of the Trust
Estate pursuant to Section 5.04 of the Indenture have been satisfied.

               Event of Servicer Termination:  With respect to the Servicing Agreement,  a Servicing Default as defined in Section 7.01 of the Servicing Agreement.
               Exchange Act: The  Securities  Exchange Act of 1934, as amended,  and the rules and  regulations promulgated thereunder.

               Excluded Amount:  For any Payment Date on or after the occurrence of an Amortization  Event, the portion of the balance with respect to each HELOC  attributable to all Draws not transferred to the Trust,  and the portion of the Principal  Collections (other than Net Liquidation  Proceeds to the extent that the Excluded
Amount of Liquidation  Proceeds is not included in Net Liquidation  Proceeds) and Interest  Collections thereon for each  Collection  Period  allocated  to such  Excluded  Amount based on a pro rata  allocation  between the related  Excluded  Amount and the Loan Balance in proportion to the  respective  amounts  outstanding as of the end of the calendar month preceding such Collection Period.

               Expenses:  The meaning specified in Section 7.02 of the Trust Agreement.

               Fannie Mae: Fannie Mae,  formerly the Federal National  Mortgage  Association,  or any successor thereto.

               FDIC:  The Federal Deposit Insurance Corporation or any successor thereto.

               Final  Scheduled  Payment Date: With respect to the Class A-I-1 Notes and the Class A-I-2 Notes, the Payment Date in January  2021,  with respect to the Class A-I-3 Notes,  the Payment Date in November  2027,
with  respect to the Class A-I-4 Notes and Class A-I-5  Notes,  the Payment Date in March 2036 and with respect to the Class II Notes, the Payment Date in February 2036.

               Foreclosure  Profit:  With respect to a  Liquidated  Home Equity  Loan,  the amount,  if any, by which (i) the  aggregate of  Liquidation  Proceeds net of  Liquidation  Expenses  exceeds (ii) the related Loan
Balance (plus accrued and unpaid  interest  thereon at the applicable Loan Rate from the date interest was last paid  through  the date of receipt of the final  Liquidation  Proceeds)  of such  Liquidated  Home  Equity Loan immediately prior to the final recovery of its Liquidation Proceeds.

               Form 10-K Certification:  As defined in Section 4.04(b) of the Servicing Agreement.

               Freddie  Mac:  Freddie  Mac,  formerly  the  Federal  Home  Loan  Mortgage  Corporation,  or any
successor thereto.

               Grant: Pledge,  bargain, sell, warrant,  alienate,  remise, release,  convey, assign,  transfer, create,  and grant a lien upon and a security interest in and right of set-off against,  deposit,  set over and confirm  pursuant to the  Indenture.  A Grant of the Collateral or of any other  agreement or instrument  shall include  all  rights,  powers and options  (but none of the  obligations)  of the  granting  party  thereunder, including the  immediate and  continuing  right to claim for,  collect,  receive and give receipt for principal and interest  payments in respect of such  collateral  or other  agreement or  instrument  and all other moneys payable  thereunder,  to give  and  receive  notices  and  other  communications,  to  make  waivers  or  other agreements,  to exercise  all rights and options,  to bring  proceedings  in the name of the granting  party or otherwise,  and  generally to do and receive  anything  that the granting  party is or may be entitled to do or receive thereunder or with respect thereto.

               Gross  Margin:  With  respect to any HELOC,  the  percentage  set forth as the "Margin" for such
HELOC on the Home Equity Loan Schedule.

               Group I Certificates:  The Class SB-I  Certificates,  the Class R-I  Certificates and Class R-II
Certificates.

               Group I Credit Enhancer  Premium Rate: The Premium Rate as specified in the Insurance  Agreement with respect to the Group I Policy.

               Group I  Delinquency  Percentage:  With  respect  to any  Payment  Date  and  Loan  Group I, the percentage  equivalent  of a fraction (A) the  numerator of which is the Loan Balance of Group I Loans that are
Delinquent  for 60 days or more as of such  Payment Date and (B) the  denominator  of which is the Pool Balance of Loan Group I as of the beginning of the related Collection Period, expressed as a percentage.

               Group I Excess  Spread:  With  respect to any Payment  Date and Loan Group I and without  taking into  account any Group I Insured  Payment for such  Payment  Date,  the P&I  Collections  on the Group I Loans
remaining  after the  application  of clauses  (i),  (ii),  (iv),  (v) and (vii) of Section  3.05(a)(I)  of the
Indenture.

               Group I Loans:  The HELs in Loan Group I.

               Group I Insured Payment: The Insured Payment as defined in the Group I Policy.

               Group I Net WAC Cap Shortfall:  With respect to each Class of Class I Notes, on any Payment Date an amount by which  interest  that would have  accrued on such  Notes at the  applicable  Note Rate  during the related  Interest Period (without  application of the Group I Net WAC Rate) exceeds interest accrued thereon at the Group I Net WAC Rate.

               Group I Net WAC Rate:  With respect to any Payment  Date, a per annum rate equal to the weighted average  of the Net Loan  Rates  of the  Group I Loans  applicable  for the  related  Collection  Period.  With respect to the Class A-I-1 Notes,  the Group I Net WAC Rate is further  adjusted by multiplying the Group I Net
WAC Rate by a fraction,  the  numerator  of which is 30 and the  denominator  of which is the actual  number of days in the related Interest Period.

               Group I  Overcollateralization  Amount: With respect to the Class I Notes, and any Payment Date, the amount by which the Pool  Balance of the Group I Loans  after  applying  payments  received  in the related
Collection  Period  exceeds the  aggregate  Security  Balance of the Class I Notes on such  Payment Date (after application of Principal  Collections  for such date and any payments in respect to Liquidation  Loss Amounts).
On each Payment Date, the Group I  Overcollateralization  Amount  available to cover  Liquidation  Loss Amounts on such  Payment  Date,  if any,  shall be deemed to be  reduced  by an amount  equal to any  Liquidation  Loss
Amounts for such Payment  Date on the Group I Loans,  except to the extent that such  Liquidation  Loss Amounts were covered on such Payment Date by P&I  Collections  on the Group I Loans  pursuant to Section  3.05(a)(I) of the Indenture.

               Group I  Overcollateralization  Floor:  An amount equal to 0.50% of the  aggregate  Cut-off Date
Loan Balances of the Group I Loans.

               Group I  Overcollateralization  Increase Amount:  With respect to any Payment Date and the Class
I Notes an amount equal to the lesser of (i) P&I Collections on the Group I Loans  remaining after  application of clauses (i) through  (v) of Section  3.05(a)(I)  of the  Indenture  and (ii) the excess,  if any, of (x) the
Group  I   Required   Overcollateralization   Amount   for   that   Payment   Date   over   (y)  the   Group  I
Overcollateralization Amount for that Payment Date.

               Group I Policy: The financial  guaranty insurance policy provided by the Credit Enhancer,  dated as of February 24, 2006, with respect to the Class I Notes.

               Group I Required  Overcollateralization  Amount:  (i) With  respect to any Payment Date prior to the Group I Stepdown  Date, an amount equal to 3.80% of the  aggregate  Cut-off Date Loan Balances of the Group
I Loans.

               (ii) With respect to any Payment Date on or after the Group I Stepdown  Date,  the lesser of (a)
the  initial  Group I  Required  Overcollateralization  Amount  and (b) the  greater  of (x)  7.60% of the Pool
Balance of the Group I Loans after  application  of Interest  Collections  and Principal  Collections  received during the related Collection Period and (y) the Group I Overcollateralization Floor.

               (iii)  Notwithstanding  clause  (ii)  above,  if on any  Payment  Date on or after  the  Group I
Stepdown  Date,  a  Trigger  Event  is  in  effect  (the  "Group  I  Freeze   Date"),   the  Group  I  Required
Overcollateralization  Amount shall be no less than the Group I Required  Overcollateralization  Amount for the
previous Payment Date; provided,  however, if on the Group I Freeze Date or any Payment Date thereafter,  other than a date on which a Trigger  Event is in effect as a result of the Group I Rolling  Three Month  Delinquency
Percentage  as provided in clause (iv) of the  definition  of "Trigger  Event," the Group I Rolling Three Month
Liquidation  Loss Amount  Coverage Test is satisfied,  then the Group I Required  Overcollateralization  Amount will be the amount specified in clause (ii) above.

               The Group I Required  Overcollateralization Amount may be reduced with the prior written consent of the Credit  Enhancer,  but without  the consent of the Holders of the Notes so long as written  confirmation is obtained  from each Rating  Agency that the  reduction  will not reduce the rating  assigned to any Class of
Notes by that rating agency below the lower of the  then-current  rating or the rating  assigned to those Notes as of the Closing Date by that Rating Agency without taking into account the Group I Policy.

               Group I Rolling  Three Month  Delinquency  Percentage:  With respect to any Payment Date and the
Group I Loans, the arithmetic average of the Group I Delinquency  Percentages  determined for such Payment Date and for each of the two preceding Payment Dates.

               Group I Rolling Three Month  Liquidation  Loss Amount Coverage Test: With respect to any Payment
Date and Loan  Group I, the  Group I Rolling  Three  Month  Liquidation  Loss  Amount  Coverage  Test  shall be satisfied  if (i) the  aggregate  Group I Excess  Spread for such Payment  Date and the two  preceding  Payment
Dates  divided by (ii) the aggregate  Liquidation  Loss Amounts for the Group I Loans as of the last day of the related  Collection  Period  and as of the last day of the  related  Collection  Period  for the two  preceding
Payment Dates is an amount equal to 2 or more.

               Group I Stepdown  Date:  The later to occur of (x) the Payment  Date in  September  2008 and (y)
the  Payment  Date on which the Pool  Balance  of the Group I Loans is less than 50% of the  aggregate  Cut-off
Date Loan  Balances of the Group I Loans,  after  applying  payments  received  during the  related  Collection
Period.

               Group II Certificates: The Class SB-II Certificates.

               Group II Credit Enhancer Premium Rate: The Premium Rate (as defined in the Insurance  Agreement)
with respect to the Group II Policy.

               Group II  Delinquency  Percentage:  With  respect  to any  Payment  Date and Loan  Group II, the percentage  equivalent  of a fraction (A) the numerator of which is the Loan Balance of Group II Loans that are
Delinquent  for 60 days or more as of such  Payment Date and (B) the  denominator  of which is the Pool Balance of  Loan  Group  II,  in each  case as of the  beginning  of the  related  Collection  Period,  expressed  as a percentage.

               Group II Excess  Spread:  With respect to any Payment Date and Loan Group II and without  taking into account any Group II Insured  Payment for such Payment  Date,  the P&I  Collections  on the Group II Loans
for such Payment Date remaining  after  application of clauses (i), (ii),  (iv), (v), (vi) and (vii) of Section
3.05(a)(II) of the Indenture.

               Group II Excess  Spread  Percentage:  With  respect to any  Payment  Date and Loan Group II, the percentage  equivalent  of a  fraction  (A) the  numerator  of which is the  product of (1) the Group II Excess
Spread for such  Payment  Date and (2) 12, and (B) the  denominator  of which is the Pool Balance of Loan Group
II as of the beginning of the related Collection Period, expressed as a percentage.

               Group II Insured Payment: The Insured Payment as defined in the Group II Policy.

               Group II Loans:  The HELOCs in Loan Group II.

               Group II Net WAC Cap  Shortfall:  With  respect to either  the Class A-II Notes or the  Variable
Funding  Notes,  on any Payment Date an amount by which  interest  that would have accrued on such Notes at the applicable  Note Rate during the related  Interest  Period  (without  application of the Group II Net WAC Rate)
exceeds interest accrued thereon at the Group II Net WAC Rate.

               Group II Net WAC  Rate:  With  respect  to any  Payment  Date,  a per  annum  rate  equal to the weighted  average of the Net Loan Rates of the Group II Loans as of the  beginning  of the  related  Collection
Period,  adjusted by multiplying the Group II Net WAC Rate by a fraction,  the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Period.

               Group II  Overcollateralization  Amount:  With  respect to the Class II Notes,  and any  Payment
Date,  the amount by which the Pool  Balance of the Group II Loans  after  applying  payments  received  in the related  Collection  Period exceeds the aggregate  Security  Balance of the Notes on such Payment Date (in each case, after  application of Net Principal  Collections or Principal  Collections,  as the case may be, for such date and  acquisition  by the Trust of Additional  Balances on such Payment Date and any payments in respect of
Liquidation  Loss  Amounts).  On each Payment  Date,  the Group II  Overcollateralization  Amount  available to cover  Liquidation  Loss Amounts on such Payment Date, if any, shall be deemed to be reduced by an amount equal to any  Liquidation  Loss Amounts for such  Payment Date on the Group II Loans,  except to the extent that such
Liquidation  Loss Amounts were covered on such Payment Date by P&I  Collections  on the Group II Loans pursuant to Section 3.05(a)(II) of the Indenture.

               Group II  Overcollateralization  Floor:  An amount equal to 0.50% of the aggregate  Cut-off Date
Loan Balances of the Group II Loans.

               Group II  Overcollateralization  Increase  Amount:  With  respect  to the Class II Notes and any
Payment  Date,  an amount  equal to the lesser of (i) P&I  Collections  on the Group II Loans  remaining  after application  of clauses (i) through (v) of Section  3.05(a)(II)  of the Indenture and (ii) the excess,  if any, of (x) the  Group  II  Required  Overcollateralization  Amount  for that  Payment  Date  over (y) the  Group II
Overcollateralization Amount for that Payment Date.

               Group II Policy:  The  financial  guaranty  insurance  policy  provided by the Credit  Enhancer, dated as of February 24, 2006, with respect to the Class II Notes.

               Group II Required  Overcollateralization  Amount:  With respect to any Payment Date prior to the
Group II Stepdown Date, 3.35% of the aggregate  Cut-off Date Loan Balances of the Group II Loans.  With respect to any Payment  Date on or after the Group II Stepdown  Date,  the lesser of (a) the initial  Group II Required
Overcollateralization  Amount and (b) 6.70% of the Pool  Balance  for the Group II Loans after  application  of
Interest  Collections  and Principal  Collections  received during the related  Collection  Period but not less than the  Group II  Overcollateralization  Floor;  provided  that,  if a  Trigger  Event  has  occurred  and is
continuing   on  such   Payment   Date  with   respect   to  the  Class  II  Notes,   the  Group  II   Required
Overcollateralization   Amount  will  equal  the  Group  II  Required   Overcollateralization  Amount  for  the
immediately preceding Payment Date.

               The Group II  Required  Overcollateralization  Amount  may be  reduced  with the  prior  written consent  of the  Credit  Enhancer,  but  without  the  consent  of the  Holders of the Notes so long as written confirmation  is obtained  from each Rating Agency that the  reduction  will not reduce the rating  assigned to any Class of Notes by that Rating Agency below the lower of the  then-current  rating or the rating assigned to those Notes as of the Closing Date by that Rating Agency without taking into account the Group II Policy.

               Group II Rolling Three Month  Delinquency  Percentage:  With respect to any Payment Date and the
Group II Loans,  the  arithmetic  average of the Group II Delinquency  Percentages  determined for such Payment
Date and for each of the two preceding Payment Dates.

               Group II Rolling Three Month Excess Spread Percentage:  With respect to any Payment Date and the
Group II Loans, the arithmetic  average of the Group II Excess Spread  Percentages  determined for such Payment
Date and for each of the two preceding  Payment Dates.  For purposes of calculating  the Group II Excess Spread
Percentage  for the  current  Payment  Date,  the  Group  II  Required  Overcollateralization  Amount  shall be determined without regard to the proviso set forth in such definition.

               Group II Stepdown  Date: The later of (a) the Payment Date in September 2008 and (b) the Payment
Date on which  the Pool  Balance  of the  Group  II Loans  after  applying  payments  received  in the  related
Collection Period is less than 50% of the aggregate Cut-off Date Loan Balances of the Group II Loans.

               Guaranteed  Payment  Amount:  (a)  With  respect  to  the  Class  I  Notes,  (i)  the  aggregate outstanding  Security  Balance of the Class A-I-1  Notes and Class  A-I-2 Notes on the Payment  Date in January
2021,  after  giving  effect to all other  distributions  of principal on the Class A-I-1 Notes and Class A-I-2
Notes on such  Payment  Date from all sources  other than the Group I Policy,  (ii) the  aggregate  outstanding
Security  Balance of the Class A-I-3 Notes on the Payment Date in November  2027,  after  giving  effect to all other  distributions  of principal  on the Class A-I-3 Notes on such  Payment Date from all sources  other than the Group I Policy and (iii) the  aggregate  outstanding  Security  Balance of the Class  A-I-4 Notes and Class
A-I-5 Notes on the Payment Date in March 2036,  after giving effect to all other  distributions of principal on the Class  A-I-4  Notes and Class A-I-5  Notes on such  Payment  Date from all  sources  other than the Group I
Policy; and

               (b) with respect to the Class II Notes, the aggregate  outstanding Security Balance of the Class
II Notes on the Payment Date in February 2036,  after giving effect to all other  distributions of principal on the Class II Notes on such Payment Date from all sources other than the Group II Policy.

               HEL:  Each  closed-end,  fixed  rate  home  equity  mortgage  loan,  together  with the  Related
Documents, included in the Trust Estate.

               HELOC: Each  adjustable-rate,  home equity revolving line of credit loan,  including  Additional
Balances, if any, together with the Related Documents, included in the Trust Estate.

               Holder:  Any of the Noteholders or Certificateholders.

               Home Equity Loans:  Collectively, the HELs and HELOCs.

               Home Equity Loan  Schedule:  The initial  schedule of Home Equity  Loans as of the Cut-off  Date set forth in Exhibit A of the Servicing  Agreement,  which  schedule sets forth as to each Home Equity Loan (as applicable)  (i) the Cut-off  Date Loan  Balance  ("Principal  Bal"),  (ii) the Credit  Limit,  (iii) the Gross
Margin  ("Margin"),  (iv) the Maximum Rate ("Ceiling"),  if any, (v) the lien position of the related Mortgaged
Property,  (vi) the Depositor's Home Equity Loan identifying  number,  (vii) the Subservicer's Home Equity Loan identifying  number  (viii) the city,  state and zip code of the  Mortgaged  Property,  (ix) a code  indicating whether the  Mortgaged  Property is  owner-occupied,  (x) the type of  residential  dwelling  constituting  the
Mortgaged  Property,  (xi) the original number of months to maturity,  (xii) the remaining  number of months to maturity  from the Cut-off  Date,  (xiii) as to any first lien Home Equity  Loan,  the  Loan-to-Value  Ratio at origination  and as to any second lien Home Equity Loan,  the Combined  Loan-to-Value  Ratio at  origination of such second  lien Home  Equity  Loan,  (xiv) the Loan Rate in effect as of the  Cut-off  Date,  (xv) the stated
maturity  date,  (xvi) the prior  encumbrance  principal  balance  (denoted as "Senior Lien" on the Home Equity
Loan Schedule),  if any, (xvii) the Credit Score,  (xviii) the Mortgagor's  debt-to-income  ratio, (xix) a code indicating the product type,  (xx) a code  indicating  the purpose of the Home Equity Loan,  (xxi) the Mortgage
Note date, (xxii) the teaser expiration date, and (xxiii) the Appraised Value.

               Indemnified Party:  The meaning specified in Section 7.02 of the Trust Agreement.

               Indenture:  The indenture,  dated as of the Closing Date, between the Issuer, as debtor, and the
Indenture Trustee, as indenture trustee.

               Indenture Trustee:  JPMorgan Chase Bank, National  Association and its successors and assigns or any successor indenture trustee appointed pursuant to the terms of the Indenture.

               Indenture  Trustee  Information:   As  specified  in  Section  9.05(a)(i)(A)  of  the  Servicing
Agreement.

               Independent:  When  used  with  respect  to any  specified  Person,  the  Person  (i) is in fact independent of the Issuer,  any other obligor on the Notes, the Seller,  the Depositor and any Affiliate of any
of the foregoing  Persons,  (ii) does not have any direct financial interest or any material indirect financial interest in the Issuer,  any such other  obligor,  the Seller,  the  Depositor  or any  Affiliate of any of the
foregoing  Persons  and (iii) is not  connected  with the  Issuer,  any such other  obligor,  the  Seller,  the
Depositor or any  Affiliate of any of the foregoing  Persons as an officer,  employee,  promoter,  underwriter, trustee, partner, director or person performing similar functions.

               Independent  Certificate:  A  certificate  or opinion to be delivered to the  Indenture  Trustee under the  circumstances  described in, and otherwise  complying  with, the applicable  requirements of Section
10.01 of the  Indenture,  made by an  Independent  appraiser or other  expert  appointed by an Issuer Order and approved by the Indenture  Trustee in the exercise of reasonable  care, and such opinion or  certificate  shall state  that the  signer has read the  definition  of  "Independent"  in this  Indenture  and that the signer is
Independent within the meaning thereof.

               Index:  With respect to any HELOC,  the prime rate from time to time for the  adjustment  of the
Loan Rate set forth as such on the related Loan Agreement.

               Initial  Certificates:  The Home Equity Loan-Backed  Certificates,  Series 2006-HSA2,  issued on the Closing  Date,  each  evidencing  undivided  beneficial  interests  in the Issuer and executed by the Owner
Trustee.

               Initial Class A-I-1 Security Balance:   $165,375,000.

               Initial Class A-I-2 Security Balance:   $33,249,000.

               Initial Class A-I-3 Security Balance:   $47,862,000.

               Initial Class A-I-4 Security Balance:   $20,949,000.

               Initial Class A-I-5 Security Balance:   $29,715,000.

               Initial Class A-II Security Balance:   $150,750,000.

               Initial Security Balance:  With respect to the Initial  Certificates,  $0.00, the Term Notes, as
listed above for each Class and the Variable Funding Notes, $0.00.

               Insolvency Event:  With respect to a specified  Person,  (a) the filing of a decree or order for relief by a court  having  jurisdiction  in the premises in respect of such Person or any  substantial  part of its property in an  involuntary  case under any applicable  bankruptcy,  insolvency or other similar law now or hereafter in effect,  or appointing a receiver,  liquidator,  assignee,  custodian,  trustee,  sequestrator  or similar  official for such Person or for any  substantial  part of its property,  or ordering the winding-up or liquidation  of such  Person's  affairs,  and such decree or order shall  remain  unstayed  and in effect for a period  of 60  consecutive  days;  or (b) the  commencement  by such  Person  of a  voluntary  case  under  any applicable  bankruptcy,  insolvency  or other  similar law now or hereafter  in effect,  or the consent by such
Person to the entry of an order for relief in an  involuntary  case under any such law,  or the consent by such
Person to the appointment of or taking  possession by a receiver,  liquidator,  assignee,  custodian,  trustee, sequestrator  or similar  official for such Person or for any substantial  part of its property,  or the making by such  Person of any  general  assignment  for the  benefit  of  creditors,  or the  failure  by such  Person generally  to pay its debts as such debts  become due or the  admission  by such Person in writing (as to which the Indenture  Trustee shall have notice) of its inability to pay its debts  generally,  or the adoption by the
Board of Directors or managing  member of such Person of a resolution  which  authorizes  action by such Person in furtherance of any of the foregoing.

               Insurance  Agreement:  The  Insurance and  Indemnity  Agreement,  dated as of February 24, 2006, among the Master  Servicer,  the Seller,  the  Depositor,  the  Issuer,  the  Indenture  Trustee and the Credit
Enhancer, including any amendments and supplements thereto.

               Insurance  Proceeds:  Proceeds  paid  in  respect  of the  Home  Equity  Loans  pursuant  to any insurance  policy covering a Home Equity Loan or amounts  required to be paid by the Master  Servicer  pursuant to the next to last  sentence of Section  3.04(a) of the Servicing  Agreement,  to the extent such proceeds are payable to the  mortgagee,  any  Subservicer,  the Master  Servicer  or the  Trustee and are not applied to the restoration of the related  Mortgaged  Property or released to the Mortgagor in accordance  with the procedures that the Master  Servicer  would follow in servicing  mortgage loans held for its own account or required to be paid to any holder of a mortgage senior to such Home Equity Loan.

               Interest  Collections:  With respect to any Payment  Date and the Group I Loans,  the sum of all
payments  by or on  behalf of  Mortgagors  and any  other  amounts  constituting  interest  (including  without limitation such portion of principal  prepayments,  Insurance Proceeds, Net Liquidation Proceeds and Repurchase
Prices as is  allocable  to  interest on the  applicable  Group I Loans) as is paid by the Seller or the Master
Servicer or is collected by the Master  Servicer  under the Group I Loans,  reduced by the  Servicing  Fee with respect to the Group I Loans for the related  Collection  Period,  by any fees (including  annual fees) or late charges or similar  administrative  fees paid by Mortgagors  during the related  Collection Period with respect to the Group I Loans.  The terms of the related Loan Agreement  shall  determine the portion of each payment in respect of such Group I Loans that constitutes principal or interest.

               With  respect  to any  Payment  Date and the Group II Loans,  the sum of all  payments  by or on behalf of Mortgagors and any other amounts  constituting  interest  (including  without limitation such portion of principal  prepayments,  Insurance Proceeds,  Net Liquidation Proceeds and Repurchase Prices as is allocable to interest on the applicable  Group II Loans) as is paid by the Seller or the Master  Servicer or is collected by the Master  Servicer under the Group II Loans  (exclusive of the pro rata portion  thereof  attributable  to any Excluded  Amounts not conveyed to the Trust  following an  Amortization  Event),  reduced by the  Servicing
Fees for the related  Collection  Period and by any fees  (including  annual  fees) or late  charges or similar administrative  fees paid by  Mortgagors  during the related  Collection  Period  with  respect to the Group II
Loans.  The terms of the related  Loan  Agreement  shall  determine  the portion of each  payment in respect of such Group II Loan that constitutes principal or interest.

               Interest  Distribution  Amount:  With  respect to any Class or Classes of Class I Notes or Class
II Notes,  and any Payment  Date, an amount equal to interest  accrued  during the related  Interest  Period on those  Classes of Notes on their  respective  Security  Balance or Notional  Amount  immediately  prior to that
Payment  Date, at the related Note Rate,  or Note Rates,  minus the amount of any Relief Act  Shortfalls on the
Group I Loans  during the related  Collection  Period,  in the case of Class I Notes,  the amount of any Relief
Act Shortfalls on Group II Loans during the related  Collection  Period, in the case of the Class II Notes, and minus,  in the case of the Class I Notes,  any Prepayment  Interest  Shortfalls on the Group I Loans during the related Collection Period allocated to such Classes.

               Interest  Period:  With  respect to the Class I Notes (other than the Class A-I-1 Notes) and any
Payment Date, the calendar  month  preceding the month in which such Payment Date occurs.  The Interest  Period for the Class A-I-1 Notes,  the Class A-II Notes and the Variable  Funding  Notes shall be, with respect to any
Payment Date other than the first Payment Date, the period  beginning on the preceding  Payment Date and ending on the day preceding  such Payment Date,  and in the case of the first  Payment Date,  the period  beginning on the Closing Date and ending on the day preceding the first Payment Date.

               Interest Rate Adjustment  Date: With respect to each HELOC,  the date or dates on which the Loan
Rate is adjusted in accordance with the related Loan Agreement.

               Interim Certification:  The meaning specified in Section 2.1(c) of the Purchase Agreement.

               Issuer or Trust:  The Home Equity  Loan Trust  2006-HSA2,  a Delaware  statutory  trust,  or its successor in interest.

               Issuer  Request:  A written order or request  signed in the name of the Issuer by any one of its
Authorized Officers and delivered to the Indenture Trustee.

               LIBOR:  For any  Interest  Period  other  than the first  Interest  Period,  the rate for United
States dollar deposits for one month which appears on the Telerate  Screen Page 3750 as of 11:00 A.M.,  London,
England time, on the second LIBOR  Business Day prior to the first day of such  Interest  Period.  With respect to the first  Interest  Period,  the rate for United States dollar  deposits for one month which appears on the
Telerate  Screen  Page 3750 as of 11:00  A.M.,  London,  England  time,  two LIBOR  Business  Days prior to the
Closing  Date.  If such rate does not appear on such page (or such other page as may replace  that page on that service,  or if such service is no longer offered,  such other service for displaying LIBOR or comparable rates as may be reasonably  selected by the Indenture  Trustee after  consultation  with the Master  Servicer and the
Credit  Enhancer),  the rate will be the  Reference  Bank Rate.  If no such  quotations  can be obtained and no
Reference Bank Rate is available, LIBOR will be LIBOR applicable to the preceding Payment Date.

               LIBOR  Business  Day:  Any day  other  than (i) a  Saturday  or a Sunday  or (ii) a day on which banking institutions in the city of London, England are required or authorized by law to be closed.

               Lien:   Any  mortgage,   deed  of  trust,   pledge,   conveyance,   hypothecation,   assignment,
participation,  deposit  arrangement,  encumbrance,  lien (statutory or other),  preference,  priority right or interest  or  other  security  agreement  or  preferential  arrangement  of  any  kind  or  nature  whatsoever, including,  without limitation,  any conditional sale or other title retention  agreement,  any financing lease having  substantially  the same  economic  effect  as any of the  foregoing  and the  filing  of any  financing statement  under the UCC (other than any such financing  statement  filed for  informational  purposes only) or comparable law of any  jurisdiction to evidence any of the foregoing;  provided,  however,  that any assignment pursuant to Section 6.02 of the Servicing Agreement shall not be deemed to constitute a Lien.

               Limited Repurchase Right Holder:  RFC Asset Holdings II, Inc. or it successor.

               Liquidated  Home Equity Loan:  With respect to any Payment Date, any Home Equity Loan in respect of which the Master  Servicer has  determined,  in accordance  with the servicing  procedures  specified in the
Servicing  Agreement,  as of the end of the  related  Collection  Period  that  substantially  all  Liquidation
Proceeds which it reasonably  expects to recover,  if any, with respect to the  disposition of the related Home
Equity Loan have been  recovered.  The Master Servicer will treat any Home Equity Loan that is 180 days or more
Delinquent as having been finally liquidated.

               Liquidation  Expenses:  Out-of-pocket  expenses (exclusive of overhead) which are incurred by or on behalf of the Master  Servicer in connection  with the liquidation of any Home Equity Loan and not recovered under any  insurance  policy,  such  expenses  including,  without  limitation,  legal fees and  expenses,  any unreimbursed  amount expended  (including,  without  limitation,  amounts  advanced to correct  defaults on any mortgage  loan which is senior to such Home  Equity  Loan and  amounts  advanced  to keep  current or pay off a mortgage  loan that is senior to such Home  Equity  Loan)  respecting  the  related  Home  Equity  Loan and any
related  and  unreimbursed   expenditures  for  real  estate  property  taxes  or  for  property   restoration,
preservation or insurance against casualty loss or damage.

               Liquidation  Loss  Amounts:  With  respect to any  Payment  Date and any Home  Equity  Loan that became a Liquidated  Home Equity Loan during the related  Collection  Period,  the  unrecovered  portion of the related Loan Balance thereof at the end of such Collection  Period,  after giving effect to the Net Liquidation
Proceeds  applied in  reduction of the Loan  Balance.  If a  Bankruptcy  Loss has occurred  with respect to any
Home Equity Loan, the amount of the Bankruptcy Loss will be treated as a Liquidation Loss Amount.

               Liquidation Loss  Distribution  Amount:  With respect to the Group I Loans and any Payment Date, the  aggregate of (A) 100% of the  Liquidation  Loss Amounts  incurred with respect to the Group I Loans during the related  Collection  Period,  plus (B) any such Liquidation Loss Amounts remaining  undistributed  from any preceding  Payment Date,  provided that any Liquidation  Loss Amount  described in this clause (B) shall not be distributed to the extent that the  Liquidation  Loss Amount was previously  paid on the Class I Notes by means of a draw on the Group I Policy,  from  collections  on the Home Equity Loans in Loan Group I, or was reflected in the reduction of the Group I Overcollateralization Amount.

               With  respect  to the Group II Loans and any  Payment  Date,  the  aggregate  of (A) 100% of the
Liquidation  Loss Amounts  incurred  with respect to the Group II Loans during the related  Collection  Period, plus (B) any such Liquidation Loss Amounts remaining  undistributed  from any preceding Payment Date,  provided that any Liquidation  Loss Amount  described in this clause (B) shall not be distributed to the extent that the
Liquidation  Loss Amount was  previously  paid on the Class A-II Notes and the Variable  Funding Notes by means of a draw on the Group II Policy,  from  collections  on the Group II Loans,  or was reflected in the reduction of the Group II Overcollateralization Amount.

               Liquidation  Proceeds:  Proceeds  (including  Insurance Proceeds but not including amounts drawn under the Group I Policy or the Group II Policy) if any  received in  connection  with the  liquidation  of any
Home Equity  Loan or related  REO,  whether  through  trustee's  sale,  foreclosure  sale or  otherwise  or any
Subsequent Recoveries with respect to a Liquidated Home Equity Loan.

               Loan  Agreement:  With respect to any HEL, the  promissory  note, or, with respect to any HELOC, the credit line  account  agreement,  executed by the  related  Mortgagor  and any  amendment  or  modification thereof.

               Loan  Balance:  With  respect to any HEL,  other than a HEL which has become a  Liquidated  Home
Equity  Loan,  and as of any day,  the related  Cut-off Date Loan  Balance  minus all  collections  credited as principal in respect of any such HEL in  accordance  with the related Loan  Agreement  and applied in reduction of the Loan  Balance  thereof.  With  respect to any HELOC,  other than a HELOC  which has become a  Liquidated
Home Equity Loan, and as of any day, the related  Cut-off Date Loan Balance,  plus (i) any Additional  Balances in respect of such HELOC  conveyed to the Trust,  minus (ii) all  collections  credited as principal in respect of any such HELOC in  accordance  with the related Loan  Agreement  (except for any such  collections  that are allocable to any Excluded  Amount) and applied in reduction of the Loan Balance  thereof.  For purposes of this definition,  a Liquidated  Home Equity Loan shall be deemed to have a Loan Balance equal to the Loan Balance of the related HEL or HELOC  immediately  prior to the final  recovery of  substantially  all related  Liquidation
Proceeds and a Loan Balance of zero thereafter.

               Loan Rate:  With  respect to any Home  Equity  Loan and any day,  the per annum rate of interest applicable under the related Loan Agreement.

               Loan Group:  Loan Group I or Loan Group II.

               Loan Group I: The HELs  identified  on the Home Equity Loan  Schedule as being  assigned to Loan
Group I and which correspond with the Class I Notes.

               Loan Group I SB-IO Marker Rate: Two times the weighted  average of the REMIC I Remittance  Rates for REMIC I Regular Interests LT2 and LT3 weighted by their respective Uncertificated Principal Balances.

               Loan Group II: The HELOCs  identified on the Home Equity Loan Schedule as being assigned to Loan
Group II and which correspond with the Class A-II Notes and Variable Funding Notes.

               Lost  Note  Affidavit:  With  respect  to any Home  Equity  Loan as to which the  original  Loan
Agreement has been  permanently  lost or destroyed and has not been  replaced,  an affidavit from the Seller or the related Program Seller  certifying  that the original Loan Agreement has been lost,  misplaced or destroyed
(together with a copy of the related Loan Agreement).

               LT1 Principal  Distribution  Amount:  For any Payment Date, the excess, if any, of the Class LT1
Principal  Reduction  Amount  for such  Payment  Date  over the  principal  REMIC I  Liquidation  Loss  Amounts allocated to the REMIC I Regular Interest LT1 on such Payment Date.

               LT2 Principal  Distribution  Amount:  For any Payment Date, the excess, if any, of the Class LT2
Principal  Reduction  Amount  for such  Payment  Date  over the  principal  REMIC I  Liquidation  Loss  Amounts allocated to the REMIC I Regular Interest LT2 on such Payment Date.

               LT3 Principal  Distribution  Amount:  For any Payment Date, the excess, if any, of the Class LT3
Principal  Reduction  Amount  for such  Payment  Date  over the  principal  REMIC I  Liquidation  Loss  Amounts allocated to the REMIC I Regular Interest LT3 on such Payment Date.

               LT4 Principal  Distribution  Amount:  For any Payment Date, the excess, if any, of the Class LT4
Principal  Reduction  Amount  for such  Payment  Date  over the  principal  REMIC I  Liquidation  Loss  Amounts allocated to the REMIC I Regular Interest LT4 on such Payment Date.

               Master Servicer:  Residential Funding Corporation,  a Delaware  corporation,  and its successors and assigns.

               Master  Servicing  Fee:  With  respect to any Home Equity Loan and any  Collection  Period,  the
product of (i) the Master  Servicing  Fee Rate  divided by 12 and (ii) the related Loan Balance as of the first day of such Collection Period.

               Master Servicing Fee Rate:  With respect to any Home Equity Loan, 0.08% per annum.

               Maturity  Date:  With  respect  to  each  Class  of  Class  I  Notes  of  regular   interest  or
Uncertificated  Regular  Interest  issued by each of REMIC I and REMIC II, the latest  possible  maturity date, solely for purposes of Section  1.860G-1(a)(4)(iii) of the Treasury Regulations,  by which the Security Balance of each such  Class of Class I Notes  representing  a regular  interest  in the Trust  Fund would be reduced to zero,  which is, for each such regular  interest,  September  2035,  which is the second Payment Date following the latest maturity date of any Group I Loan.

               Maximum Variable Funding Balance:  The maximum Security Balance of the Variable Funding Notes, which shall be an amount equal to $12,750,544 or such greater amount as may be permitted pursuant to Section
9.01 of the Indenture.

               Maximum  Rate:  With  respect to each HELOC with  respect to which the  related  Loan  Agreement provides for a lifetime rate cap, the maximum Loan Rate  permitted  over the life of such HELOC under the terms of such Loan  Agreement,  as set forth on the Home Equity Loan Schedule and initially as set forth on Exhibit A to the Servicing Agreement.

               MERS:  Mortgage  Electronic  Registration  Systems,  Inc., a corporation  organized and existing under the laws of the State of Delaware, or any successor thereto.

               MERS(R)System:  The system of recording transfers of Mortgages electronically maintained by MERS.

               MIN:  The  Mortgage  Identification  Number for Home Equity  Loans  registered  with MERS on the
MERS(R)System.

               Minimum Monthly  Payment:  With respect to any HELOC and any month,  the minimum amount required to be paid by the  related  Mortgagor  in such  month.  With  respect to any HEL and any month,  the  scheduled monthly payment due on the related Due Date.

               MOM Loan:  With  respect to any Home  Equity  Loan,  MERS acting as the  mortgagee  of such Home
Equity Loan,  solely as nominee for the originator of such Home Equity Loan and its successors and assigns,  at the origination thereof.

               Moody's:  Moody's Investors Service, Inc. or its successor in interest.

               Mortgage:  The mortgage,  deed of trust or other  instrument  creating a first or second lien on an estate in fee simple interest in real property securing a Home Equity Loan.

               Mortgage  File:  The file  containing  the Related  Documents  pertaining  to a particular  Home
Equity Loan and any  additional  documents  required to be added to the Mortgage  File pursuant to the Purchase
Agreement or the Servicing Agreement.

               Mortgage  Note:  With respect to a Home Equity Loan,  the  mortgage  note  pursuant to which the related  Mortgagor  agrees to pay the  indebtedness  evidenced  thereby  and secured by a Mortgage on a related
Mortgaged Property, as modified or amended.

               Mortgaged Property:  The underlying property,  including real property and improvements thereon, securing a Home Equity Loan.

               Mortgagor:  The obligor or obligors under a Loan Agreement.

               Net  Liquidation  Proceeds:  With  respect  to any  Liquidated  Home  Equity  Loan,  Liquidation
Proceeds  (excluding any draws under the Group I Policy and Group II Policy) net of  Liquidation  Expenses (but
not  including  the  portion,  if any, of such net amount that exceeds the Loan Balance of the Home Equity Loan at the end of the  Collection  Period  immediately  preceding the  Collection  Period in which such Home Equity
Loan became a  Liquidated  Home Equity  Loan,  plus  accrued and unpaid  interest on such Loan Balance from the date last paid to the date of receipt of final Liquidation Proceeds).

               Net Loan Rate:  With  respect to any Home Equity Loan and any day,  the related  Loan Rate less:
(1) 0.58% per annum and (2) the Group I Credit Enhancer  Premium Rate or the Group II Credit  Enhancer  Premium
Rate, as applicable.

               Net  Principal  Collections:  With  respect  to the Group II Loans  and any  Payment  Date,  the excess,  if any, of  Principal  Collections  for the related  Collection  Period over the amount of  Additional
Balances created during the related Collection Period and conveyed to the Trust Estate.

               Non-United States Person:  Any Person other than a United States Person.

               Note Owner:  The Beneficial Owner of a Note.

               Note Rate:  With respect to the Notes and any Interest Period, the following rates:

               (i)    the Class A-I-1  Notes,  the lesser of (1) a per annum rate equal to LIBOR plus 0.11% and
(2) the Group I Net WAC Rate;

               (ii)   the  Class  A-I-2  Notes,  the  lesser of (1) 5.50% per annum and (2) the Group I Net WAC
Rate;

               (iii)  the Class A-I-3 Notes, the lesser (1) 5.55% per annum and (2) the Group I Net WAC Rate;

               (iv)   the  Class  A-I-4  Notes,  the  lesser of (1) in the case of any  Payment  Date up to and including the Step-Up Date, 5.81% per annum,  and in the case of any Payment Date  thereafter,  6.31% per annum and (2) the Group I Net WAC Rate;

               (v)    the  Class  A-I-5  Notes,  the  lesser  (1)  5.63%  per annum and (2) the Group I Net WAC
Rate;  and

               (vi)   With respect to the Class A-II Notes and the Variable  Funding Notes,  the least of (x) a per annum rate equal to LIBOR plus 0.17%, (y) 17.25% per annum and (z) the Group II Net WAC Rate.

               Note Register:  The register  maintained by the Note Registrar in which the Note Registrar shall provide for the registration of Notes and of transfers and exchanges of Notes.

               Note Registrar:  The Indenture Trustee, in its capacity as Note Registrar.

               Noteholder:  The Person in whose name a Note is  registered in the Note  Register,  except that, any Note registered in the name of the Depositor,  the Issuer or the Indenture  Trustee or any Affiliate of any
of them shall be deemed not to be  outstanding  and the  registered  holder will not be considered a Noteholder or holder for purposes of giving any  request,  demand,  authorization,  direction,  notice,  consent or waiver under the Indenture or the Trust Agreement  provided that, in determining  whether the Indenture  Trustee shall be protected in relying upon any such request,  demand,  authorization,  direction,  notice, consent or waiver, only Notes  that the  Indenture  Trustee or the Owner  Trustee  knows to be so owned  shall be so  disregarded.
Owners of Notes that have been pledged in good faith may be regarded as Holders if the pledgee  establishes  to the  satisfaction  of the Indenture  Trustee or the Owner Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer,  any other  obligor  upon the Notes or any  Affiliate of any of the foregoing Persons.

               Notes:  Collectively,  the Term Notes and the Variable  Funding Notes issued and  outstanding at any time pursuant to the Indenture.

               Notional  Amount:  With  respect to the Class SB-I  Certificates  and REMIC II Regular  Interest
SB-IO and any Payment Date, the aggregate  Uncertificated  Principal  Balance of the REMIC I Regular  Interests
before  giving effect to payments to be made and the  allocation  of REMIC I Liquidation  Loss Amounts to occur on such Payment Date.

               Officer's  Certificate:  With  respect  to the  Master  Servicer,  a  certificate  signed by the
President,  Managing  Director,  a Director,  a Vice  President or an Assistant Vice  President,  of the Master
Servicer and  delivered to the  Indenture  Trustee.  With respect to the Issuer,  a  certificate  signed by any
Authorized  Officer of the Issuer,  under the  circumstances  described in, and otherwise  complying  with, the applicable  requirements  of Section 10.01 of the  Indenture,  and delivered to the Indenture  Trustee.  Unless otherwise  specified,  any  reference in the  Indenture to an  Officer's  Certificate  shall be to an Officer's
Certificate of any Authorized Officer of the Issuer.

               Opinion  of  Counsel:  A written  opinion of  counsel.  Any  Opinion  of Counsel  for the Master
Servicer  may be  provided  by  in-house  counsel  for the Master  Servicer  if  reasonably  acceptable  to the
Indenture  Trustee,  the Credit Enhancer and the Rating Agencies or counsel for the Depositor,  as the case may
be.

               Original  Trust  Agreement:  The Trust  Agreement,  dated as of February 22,  2006,  between the
Owner Trustee and the Depositor.

               Outstanding:  With respect to the Notes, as of the date of determination,  all Notes theretofore executed, authenticated and delivered under this Indenture except:

                      (i)    Notes  theretofore  cancelled by the Note  Registrar or delivered to the Indenture
        Trustee for cancellation; and

                      (ii)   Notes  in  exchange  for or in lieu of  which  other  Notes  have  been  executed, authenticated  and  delivered  pursuant to the  Indenture  unless proof  satisfactory  to the Indenture
        Trustee is presented that any such Notes are held by a holder in due course;

provided,  however,  that for purposes of effectuating the Credit  Enhancer's right of subrogation as set forth in Section 4.12 of the Indenture  only,  all Notes that have been paid with funds provided under the applicable
Policy shall be deemed to be Outstanding until the Credit Enhancer has been reimbursed with respect thereto.

               Ownership  Interest:  As to  any  Certificate,  any  ownership  or  security  interest  in  such
Certificate,  including  any  interest  in such  Certificate  as the  Certificateholder  thereof  and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

               Owner Trust Estate:  The corpus of the Issuer created by the Trust  Agreement  which consists of the Home Equity Loans.

               Owner  Trustee:  Wilmington  Trust  Company not in its  individual  capacity but solely as Owner
Trustee of the Trust, and its successors and assigns or any successor owner trustee  appointed  pursuant to the terms of the Trust Agreement.

               Paying  Agent:  Any paying agent or co-paying  agent  appointed  pursuant to Section 3.03 of the
Indenture, which initially shall be the Indenture Trustee.

               Payment Account:  The account  established by the Indenture  Trustee pursuant to Section 8.02 of the Indenture and Section 5.01 of the Servicing  Agreement.  Amounts  deposited in the Payment  Account will be distributed by the Indenture Trustee in accordance with Section 3.05 of the Indenture.

               Payment  Date:  The 25th day of each month,  or if such day is not a Business Day, then the next
Business Day.

               Percentage  Interest:  With respect to any Note and any Payment Date, the percentage obtained by dividing the Security  Balance of such Note by the aggregate of the Security  Balances of all Notes  (including the Term Notes and the Variable  Funding Notes) or all Notes of the same Class,  as  applicable,  prior to such
Payment Date.  With respect to any  Certificate  and any Payment Date,  the Percentage  Interest  stated on the face of such Certificate.

               Permitted Investments:  One or more of the following:

(i)     obligations  of or  guaranteed  as to timely  payment of principal and interest by the United States or any agency or instrumentality  thereof when such obligations are backed by the full faith and credit of the United States;

(ii)    repurchase  agreements on obligations specified in clause (i) maturing not more than one month from the date of  acquisition  thereof,  provided that the unsecured  short-term  debt  obligations of the party agreeing to  repurchase  such  obligations  are at the time rated by each Rating  Agency in its highest short-term rating available;

(iii)   federal funds,  certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall  each  have an  original  maturity  of not  more  than  90  days  and,  in the  case of  bankers'
        acceptances,  shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository  institution or trust company  incorporated  under the laws of the  United  States or any state  thereof  or of any  domestic branch of a foreign  depository  institution  or trust company;  provided that the debt  obligations of such  depository  institution  or trust company at the date of  acquisition  thereof have been rated by each Rating Agency in its highest  short-term  rating  available;  and,  provided  further that, if the original  maturity  of such  short-term  obligations  of a  domestic  branch  of a  foreign  depository institution or trust company shall exceed 30 days, the short-term  rating of such institution  shall be
        A-1+ in the case of Standard & Poor's if Standard & Poor's is a Rating Agency;

(iv)    commercial  paper  and  demand  notes  (having  original  maturities  of not more than 365 days) of any corporation  incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest  short-term rating available;  provided that such commercial paper shall have a remaining maturity of not more than 30 days;

(v)     any mutual fund, money market fund,  common trust fund or other pooled investment  vehicle,  the assets of which are limited to instruments that otherwise would  constitute  Permitted  Investments  hereunder and have been rated by each Rating Agency in its highest  short-term  rating  available (in the case of
        Standard & Poor's such rating shall be either AAAm or AAAm-G),  including any such fund that is managed by the Indenture  Trustee or any affiliate of the Indenture  Trustee or for which the Indenture Trustee or any of its affiliates acts as an adviser; and

(vi)    other  obligations or securities  that are  acceptable to each Rating Agency as a Permitted  Investment hereunder and will not reduce the rating  assigned to any Class of Notes by such Rating Agency (without giving  effect to any  Policy (if any) in the case of Insured  Notes (if any))  below the  then-current rating assigned to such Notes by such Rating Agency, as evidenced in writing;

               provided,  however, that no instrument shall be a Permitted Investment if it represents,  either
(1) the right to receive only  interest  payments  with respect to the  underlying  debt  instrument or (2) the right to receive both principal and interest  payments derived from obligations  underlying such instrument and the principal and interest  payments with respect to such instrument  provide a yield to maturity  greater than
120% of the yield to maturity at par of such underlying  obligations.  References  herein to the highest rating available  on  unsecured  long-term  debt shall mean AAA in the case of  Standard & Poor's and Fitch and Aaa in the case of  Moody's,  and for  purposes  of this  Agreement,  any  references  herein  to the  highest  rating available on unsecured  commercial paper and short-term debt obligations  shall mean the following:  A-1 in the case of Standard & Poor's,  P-1 in the case of Moody's and F-1 in the case of Fitch;  provided,  however,  that any Permitted  Investment that is a short-term debt obligation  rated A-1 by Standard & Poor's must satisfy the following  additional  conditions:  (i) the total  amount  of debt  from A-1  issuers  must be  limited  to the investment of monthly principal and interest payments  (assuming fully amortizing  collateral);  (ii) the total amount of A-1 investments  must not represent more than 20% of the aggregate  outstanding  Security  Balance of the  Notes  and each  investment  must not  mature  beyond  30 days;  (iii)  the  terms of the debt must have a predetermined  fixed dollar amount of principal due at maturity that cannot vary;  and (iv) if the  investments may be  liquidated  prior to their  maturity or are being relied on to meet a certain  yield,  interest must be tied to a single  interest  rate index plus a single fixed spread (if any) and must move  proportionately  with that index.

               Permitted  Transferee:  Any  Transferee  of a Class R  Certificate,  other  than a  Disqualified
Organization or Non-United States Person.

               Person:   Any  legal  individual,   corporation,   partnership,   joint  venture,   association,
joint-stock company,  trust,  unincorporated  organization or government or any agency or political subdivision thereof.

               Plan: An employee  benefit or other plan subject to the prohibited  transaction  restrictions or the fiduciary responsibility requirements of ERISA or Section 4975 of the Code.

               Plan Investor:  A Plan, any Person  acting,  directly or indirectly,  on behalf of any such Plan or any Person using the "plan assets,"  within the meaning of the Department of Labor  regulations at 29 C.F.R.
ss.2510.3-101, of a Plan.

               Policy:  The Group I Policy or the Group II Policy, as applicable.

               Pool  Balance:  With respect to any date,  the aggregate of the Loan Balances of all Home Equity
Loans in a Loan Group as of such date.

               Predecessor  Note: With respect to any particular  Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular  Note;  and, for the purpose of this  definition, any Note  authenticated  and  delivered  under  Section 4.03 of the  Indenture  in lieu of a  mutilated,  lost, destroyed  or stolen  Note shall be deemed to  evidence  the same debt as the  mutilated,  lost,  destroyed  or stolen Note.

               Prepayment  Assumption:  With respect to the Class I Notes, the prepayment  assumption that will be used in determining  the rate of accrual of original issue discount,  market  discount and premium,  if any, for federal income tax purposes,  based on the assumption  that,  subsequent to the date of any  determination, the Group I Loans will prepay at a rate equal to 100% of the  prepayment  assumption  with respect to the Group
I Loans as defined in the Prospectus Supplement.

               Prepayment  Interest  Shortfall:  With  respect to any Group I Loans and any Payment  Date,  the aggregate  shortfall,  if any, in Interest  Collections on the Group I Loans,  adjusted to the related Net Loan
Rate,  resulting from mortgagor  prepayments during the related Collection Period. These shortfalls will result because  interest  on  prepayments  in full is  distributed  only to the date of  prepayment,  and  because  no interest  is  distributed  on  prepayments  in part,  as these  prepayments  in part are  applied to reduce the outstanding  Loan  Balance  of the  Home  Equity  Loans as of the Due Date  immediately  preceding  the date of prepayment.

               Principal  Collection  Distribution  Amount:  With  respect to the Class I Notes and any Payment
Date,  the  lesser  of (a) the  excess  of (i) the P&I  Collections  for Loan  Group I over  (ii) the  Interest
Distribution Amount for the Class I Notes and (b) the sum of:

               (i)    the  principal  portion of each  Minimum  Monthly  Payment  received  with respect to the
        Group I Loans and the related Collection Period;

               (ii)   the Loan Balance of any Group I Loan  repurchased  during the related  Collection  Period
        (or deemed to have been so  repurchased in accordance  with the Servicing  Agreement) and the amount of any shortfall  deposited in the Custodial Account in connection with the substitution of a Deleted Loan during the related Collection Period; and

               (iii)  the  principal  portion  of all  other  unscheduled  collections  on the  Group  I  Loans
        (including,  without limitation,  Principal Prepayments,  Insurance Proceeds,  Liquidation Proceeds and
        REO Proceeds) received during the related Collection Period (or deemed to have been so received);

provided,  however,  on any Payment  Date with respect to which the Group I  Overcollateralization  Amount that
would   result  if   determined   without   application   of  this   proviso   exceeds  the  Group  I  Required
Overcollateralization  Amount,  the related  Principal  Collection  Distribution  Amount will be reduced by the
amount  of  such  excess  until  the  Group  I  Overcollateralization   Amount  equals  the  Group  I  Required
Overcollateralization Amount.

               With  respect  to the Class  A-II  Notes,  for any  Payment  Date,  (i) at any time  during  the
Revolving Period, so long as an Amortization Event has not occurred,  the related Net Principal  Collections on the Group II Loans and (ii)  following  an  Amortization  Event or at any time  after the end of the  Revolving
Period, the related Principal  Collections on the Group II Loans;  provided,  however, on any Payment Date with respect  to  which  the  Group  II  Overcollateralization  Amount  that  would  result  if  determined  without application of this proviso exceeds the Group II Required  Overcollateralization  Amount, the related Principal
Collection Distribution Amount will be reduced by the amount of such excess to an amount not less than zero.

               Principal  Collections:  With  respect to any  Payment  Date and any Home  Equity Loan in a Loan
Group, the aggregate of the following amounts:

               (i)    the  total  amount  of  payments  made by or on behalf  of the  Mortgagor,  received  and applied as payments of  principal  on the Home Equity  Loan during the related  Collection  Period,  as reported by the related Subservicer;

               (ii)   any  Net  Liquidation  Proceeds,  allocable  as a  recovery  of  principal,  received  in connection with the Home Equity Loan during the related Collection Period;

               (iii)  if the Home Equity Loan was  purchased  by the Master  Servicer  pursuant to Section 3.15 of the Servicing  Agreement or was repurchased by the Seller pursuant to the Purchase  Agreement during the related Collection Period,  100% of the Loan Balance of the Home Equity Loan as of the date of such purchase or  repurchase  and if a Home  Equity  Loan was  substituted  for a Deleted  Loan,  the amount deposited by the Seller as a Substitution Adjustment Amount; and

               (iv)   any other  amounts  received  as  payments  on or proceeds of the Home Equity Loan during the Collection Period to the extent applied in reduction of the principal amount thereof;

provided that Principal  Collections  shall not include any  Foreclosure  Profits,  and shall be reduced by any amounts  withdrawn  from the  Custodial  Account  pursuant to clauses  (c),  (d) and (j) of Section 3.03 of the
Servicing Agreement,  and provided further that Principal  Collections with respect to the Group II Loans shall not include any portion of such amounts that are allocable to any Excluded Amount.

               Principal Prepayment:  Any payment of principal by a Mortgagor,  which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest  representing  scheduled  interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

               Proceeding:  Any suit in equity, action at law or other judicial or administrative proceeding.

               Program Guide:  Together,  the Seller's Seller Guide and Servicing Guide, as in effect from time to time.

               Program  Seller:  With  respect to any Home Equity  Loan,  the Person that sold such Home Equity
Loan to the Seller.

               Prospectus  Supplement:  The prospectus supplement dated February 22, 2006, relating to the Term
Notes.

               Purchase  Agreement:  The Home Equity Loan  Purchase  Agreement,  dated as of the Closing  Date, between the Seller, as seller, and the Depositor, as purchaser, with respect to the Home Equity Loans.

               Purchase Price:  The meaning specified in Section 2.2(a) of the Purchase Agreement.

               Purchaser:  Residential  Funding Mortgage Securities II, Inc., a Delaware  corporation,  and its successors and assigns.

               P&I  Collections:  With  respect to Loan Group I and any  Payment  Date,  the sum of the related
Interest  Collections and the related  Principal  Collections for that Payment Date. With respect to Loan Group
II and any Payment Date, the sum of the related  Interest  Collections  for that Payment Date and so long as an
Amortization Event has not occurred and if during the Revolving Period,  the related Net Principal  Collections for that  Payment  Date,  or if an  Amortization  Event has  occurred or the  Revolving  Period has ended,  the related  Principal  Collections  for the  applicable  Payment  Date,  in each case with respect to the Group II
Loans.

               Rating Agency:  Any nationally  recognized  statistical rating  organization,  or its successor, that  rated  the  Securities  at the  request  of the  Depositor  at the time of the  initial  issuance  of the
Securities.  Initially,  Moody's and  Standard & Poor's.  If such  organization  or a successor is no longer in existence,  "Rating Agency" shall be such  nationally  recognized  statistical  rating  organization,  or other comparable  Person,  designated by the Depositor,  notice of which  designation shall be given to the Indenture
Trustee.  References  herein to the highest short term unsecured  rating category of a Rating Agency shall mean
A-1 or better in the case of  Standard & Poor's or P-1 or better in the case of Moody's  and in the case of any other Rating Agency shall mean such  equivalent  ratings.  References  herein to the highest  long-term  rating category  of a Rating  Agency  shall  mean  "AAA" in the case of  Standard  & Poor's  and  "Aaa" in the case of
Moody's and in the case of any other Rating Agency, such equivalent rating.

               Record  Date:  With respect to the Term Notes (other than the Class A-I-1 Notes and the Class II
Notes) and the  Certificates  and any Payment Date,  the last Business Day of the month  preceding the month of such  Payment  Date.  With  respect to the Class A-I-1 Notes and the Class II Notes and any Payment  Date,  the
Business Day next preceding such Payment Date.

               Reference  Bank Rate:  With respect to any Interest  Period,  as follows:  the  arithmetic  mean
(rounded  upwards,  if  necessary,  to the nearest one  sixteenth of a percent) of the offered rates for United
States  dollar  deposits  for one month which are  offered by the  Reference  Banks as of 11:00  A.M.,  London,
England  time, on the second LIBOR  Business Day prior to the first day of such Interest  Period to prime banks in the  London  interbank  market for a period of one month in  amounts  approximately  equal to the sum of the outstanding  Security Balance of the Class A-I-1 Notes and the Class II Notes;  provided that at least two such
Reference  Banks provide such rate. If fewer than two offered  rates  appear,  the Reference  Bank Rate will be the  arithmetic  mean of the  rates  quoted  by one or more  major  banks in New  York  City,  selected  by the
Indenture Trustee after  consultation  with the Master Servicer and the Credit Enhancer,  as of 11:00 a.m., New
York  time,  on such date for loans in U.S.  Dollars  to  leading  European  Banks for a period of one month in amounts  approximately  equal to the  aggregate  Security  Balance  of the Class  A-I-1  Notes and the Class II
Notes.  If no such  quotations  can be  obtained,  the  Reference  Bank Rate shall be the  Reference  Bank Rate applicable to the preceding Interest Period.

               Reference  Banks:  Three major banks which are engaged in transactions  in the London  interbank markets  selected  by the  Indenture  Trustee,  after  consultation  with the  Master  Servicer  and the Credit
Enhancer.

               Registered  Holder:  The Person in whose name a Note is  registered  in the Note Register on the applicable Record Date.

               Regular Interest: Any of the REMIC I Regular Interests and REMIC II Regular Interests.

               Regulation  AB:  Subpart  229.1100  -  Asset  Backed  Securities   (Regulation  AB),  17  C.F.R.
ss.ss.229.1100-229.1123,  as such  may be  amended  from  time to  time,  and  subject  to such  clarification  and interpretation  as have been  provided by the  Commission  in the adopting  release  (Asset-Backed  Securities,
Securities  Act  Release No.  33-8518,  70 Fed.  Reg.  1,506,  1,531  (January 7, 2005)) or by the staff of the
Commission, or as may be provided by the Commission or its staff from time to time.

               Related  Documents:  With respect to each Home Equity Loan,  the documents  specified in Section
2.1(c) of the Purchase  Agreement  and any  documents  required to be added to such  documents  pursuant to the
Purchase Agreement, the Trust Agreement or the Servicing Agreement.

               Relief Act  Shortfalls:  With respect to any Payment Date,  for any Home Equity Loan as to which there has been a reduction in the amount of interest  collectible  thereon for the related Collection Period as a result of the application of the  Servicemembers  Civil Relief Act or any other similar federal or state law, the shortfall,  if any,  equal to (i) one month's  interest on the Loan Balance of such Home Equity Loan at the applicable Loan Rate, without  application of such Act, over (ii) the interest  collectible on such Home Equity
Loan during such Collection Period.

               REMIC: A "real estate  mortgage  investment  conduit"  within the meaning of Section 860D of the
Code.

               REMIC  Administrator:  Residential  Funding  Corporation.  If Residential Funding Corporation is
found  by a court  of  competent  jurisdiction  to no  longer  be able to  fulfill  its  obligations  as  REMIC
Administrator  under this Agreement the Master  Servicer or Trustee acting as successor  Master  Servicer shall appoint a successor REMIC  Administrator,  subject to assumption of the REMIC  Administrator  obligations under the Indenture and the Trust Agreement.

               REMIC I: The segregated  pool of assets subject hereto with respect to which a REMIC election is to be  made,  consisting  of the  Group I Loans  and the  proceeds  of the  Group  I Loans  on  deposit  in the
Distribution Account, the Custodial Account and the Payment Account.

               REMIC I Liquidation  Loss Amounts:  For any Payment Date,  Liquidation Loss Amounts on the Group
I Loans for the related  Collection  Period  shall be allocated  as follows:  (i) to REMIC I Regular  Interests
LT2,  LT3 and LT4 pro rata  according to their  respective  Principal  Reduction  Amounts,  provided  that such allocation to each of REMIC I Regular  Interests LT2, LT3 and LT4 shall not exceed their  respective  Principal
Reduction  Amounts for such Payment Date, and (ii) any  Liquidation  Loss Amounts not allocated to any of REMIC
I Regular  Interest LT2, REMIC I Regular  Interest LT3 or REMIC I Regular  Interest LT4 pursuant to the proviso of clause (i) shall be allocated to REMIC I Regular Interest LT1, until the  Uncertificated  Principal  Balance of such Regular  Interest  shall have been reduced to zero.  If any  Liquidation  Loss Amounts for such Payment
Date  remain,  such  amounts  shall be  allocated  among REMIC I Regular  Interests  LT2,  LT3 and LT4 pro rata according to their  respective  Uncertificated  Principal  Balances  after  reduction by the  Liquidation  Loss
Amounts allocated to such REMIC I Regular Interests pursuant to the preceding sentence.

               REMIC I  Regular  Interests:  REMIC I  Regular  Interests  LT1,  LT2,  LT3  and LT4  having  the properties set forth in the following table and elsewhere herein:

------------------------- ----------------------- ----------------------- -----------------------

                                 REMIC I                 INITIAL                  LATEST
                                REMITTANCE            UNCERTIFICATED             POSSIBLE
                                   RATE                 PRINCIPAL             MATURITY DATE
      DESIGNATION                                         BALANCE
------------------------- ----------------------- ----------------------- -----------------------
------------------------- ----------------------- ----------------------- -----------------------
                                                     $299,954,146.43
          LT1                  Variable (1)                                 March 2036 Payment
                                                                                   Date
------------------------- ----------------------- ----------------------- -----------------------
------------------------- ----------------------- ----------------------- -----------------------

          LT2                  Variable (1)                                 March 2036 Payment
                                                        $9,324.00                  Date
------------------------- ----------------------- ----------------------- -----------------------
------------------------- ----------------------- ----------------------- -----------------------

          LT3                  Variable (1)                                 March 2036 Payment
                                                        $20,676.48                 Date
------------------------- ----------------------- ----------------------- -----------------------
------------------------- ----------------------- ----------------------- -----------------------

          LT4                  Variable (1)                                 March 2036 Payment
                                                        $20,676.48                 Date
------------------------- ----------------------- ----------------------- -----------------------

---------------------------------------------------------------------------------------------------------------

(1)     Calculated as provided in the definition of REMIC I Remittance Rate.

               REMIC I  Regular  Interest  LT1:  A regular  interest  in REMIC I, held as an asset of REMIC II, that has an initial  Uncertificated  Principal  Balance as set forth in the table in the definition of "REMIC I
Regular  Interests",  as reduced from time to time,  that bears interest at the related REMIC I Remittance Rate as set forth in the table in the definition of "REMIC I Regular Interests".

               REMIC I  Regular  Interest  LT2:  A regular  interest  in REMIC I, held as an asset of REMIC II, that has an initial  Uncertificated  Principal  Balance as set forth in the table in the definition of "REMIC I
Regular  Interests",  as reduced from time to time,  that bears interest at the related REMIC I Remittance Rate as set forth in the table in the definition of "REMIC I Regular Interests".

               REMIC I  Regular  Interest  LT3:  A regular  interest  in REMIC I, held as an asset of REMIC II, that has an initial  Uncertificated  Principal  Balance as set forth in the table in the definition of "REMIC I
Regular  Interests",  as reduced from time to time,  that bears interest at the related REMIC I Remittance Rate as set forth in the table in the definition of "REMIC I Regular Interests".

               REMIC I  Regular  Interest  LT4:  A regular  interest  in REMIC I, held as an asset of REMIC II, that has an initial  Uncertificated  Principal  Balance as set forth in the table in the definition of "REMIC I
Regular  Interests",  as reduced from time to time,  that bears interest at the related REMIC I Remittance Rate as set forth in the table in the definition of "REMIC I Regular Interests".

               REMIC I Remittance  Rate:  With  respect to REMIC I Regular  Interests LT 1 and LT2, the Group I
Net WAC Rate.  With respect to REMIC I Regular  Interest LT3,  zero (0.00%) per annum.  With respect to REMIC I
Regular Interest LT4, twice the Group I Net WAC Rate.

               REMIC II: The segregated  pool of assets subject  hereto,  constituting a portion of the primary trust created hereby and to be  administered  hereunder,  with respect to which a separate REMIC election is to be made, consisting of the REMIC I Regular Interests.

               REMIC II  Liquidation  Loss  Amounts:  On any Payment  Date,  Liquidation  Loss  Amounts for the
related  Collection  Period shall be  allocated  first to REMIC II Regular  Interest  SB-IO in reduction of the accrued and unpaid  interest  thereon until such accrued and unpaid  interest  shall have been reduced to zero, second to REMIC II Regular Interest SB-PO in reduction of the  Uncertificated  Principal  Balance thereof until such  Uncertificated  Principal Balance shall have been reduced to zero and third to the Class A-I Notes to the same  extent,  if any,  that (i) amounts  interest  accrued on such Notes since the prior  Payment  Date remain unpaid after  distributions on such Payment Date and (ii) the aggregate of the Class Principal  Balances of the
Class A-I Notes  following  distributions  on such Payment Date exceed the aggregate  principal  balance of the
Group I Loans by more than such excess, if any, after distributions on the immediately prior Payment Date.

               REMIC II  Regular  Interest  SB-IO:  A  regular  interest  in REMIC  II with no  entitlement  to principal and entitled to interest at the Certificate Rate on the Notional Amount.

               REMIC II  Regular  Interest  SB-PO:  A  regular  interest  in REMIC  II with no  entitlement  to interest  and entitled to principal  in an amount  equal to the initial  Certificate  Principal  Balance of the
Class SB-I  Certificates  and any amounts in the nature of prepayment  charges received in connection with Loan
Group I, provided that any payment of  prepayment  charges shall not be deemed to reduce the principal  balance of REMIC II Regular Interest SB-PO.

               REMIC II Regular  Interests:  Each Class of the Class I Notes (exclusive of the right to payment of any Group I Net WAC Cap Shortfall) and REMIC II Regular Interests SB-IO and SB-PO.

               REMIC II Remittance  Rate:  With respect to each Class of Class I Notes,  the Note Rate for such
Class,  limited to the Group I Net WAC Rate, if applicable.  With respect to REMIC II Regular  Interest  SB-PO,
0% per annum.  With respect to REMIC II Regular Interest SB-IO the Certificate Rate therefor.

               REMIC  Provisions:  Provisions  of the federal  income tax law relating to real estate  mortgage investment  conduits,  which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related  provisions,  and  temporary  and final  regulations  (or,  to the  extent not  inconsistent  with such temporary  or final  regulations,  proposed  regulations)  and  published  rulings,  notices and  announcements promulgated thereunder, as the foregoing may be in effect from time to time.

               REO: A Mortgaged  Property  that is acquired by the Trust in  foreclosure  or by deed in lieu of foreclosure.

               REO  Acquisition:  The  acquisition  by the Master  Servicer  on behalf of the  Trustee  for the benefit of the Noteholders of any REO Property pursuant to Section 3.07 of the Servicing Agreement.

               REO  Disposition:  As to any REO Property,  a  determination  by the Master Servicer that it has received  substantially  all Insurance  Proceeds,  Liquidation  Proceeds,  REO Proceeds and other  payments and recoveries  (including  proceeds of a final sale) which the Master Servicer  expects to be finally  recoverable from the sale or other disposition of the REO Property.

               REO Proceeds:  Proceeds,  net of expenses,  received in respect of any REO Property  (including, without  limitation,  proceeds from the rental of the related  Mortgaged  Property) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

               REO Property:  A Mortgaged Property acquired by the Master Servicer through  foreclosure or deed in lieu of foreclosure in connection with a defaulted Home Equity Loan.

               Repurchase  Event:  With respect to any Home Equity Loan, either (i) a discovery that, as of the
Closing Date, the related Mortgage was not a valid lien on the related  Mortgaged  Property subject only to (A)
the lien of any prior  mortgage  indicated  on the Home Equity  Loan  Schedule,  (B) the lien of real  property taxes and assessments not yet due and payable,  (C) covenants,  conditions,  and  restrictions,  rights of way, easements  and other  matters of public  record as of the date of  recording  of such  Mortgage  and such other permissible  title  exceptions  as are  listed  in the  Program  Guide  and (D)  other  matters  to which  like properties  are  commonly  subject  which do not  materially  adversely  affect the value,  use,  enjoyment  or marketability  of the related  Mortgaged  Property or (ii) with respect to any Home Equity Loan as to which the
Seller  delivers a Lost Note  Affidavit,  a  subsequent  default on such Home  Equity  Loan if the  enforcement thereof or of the related  Mortgage is materially  and adversely  affected by the absence of such original Loan
Agreement.

               Repurchase  Price:  With respect to any Home Equity Loan required to be  repurchased on any date pursuant to the Purchase  Agreement or purchased by the Master Servicer or the Limited  Repurchase Right Holder
pursuant  to the  Servicing  Agreement,  an  amount  equal to the sum of (i) 100% of the Loan  Balance  thereof
(without  reduction  for any amounts  charged  off) (or,  in the case of a purchase  by the Limited  Repurchase
Right Holder pursuant to Section 5.07 of the Trust  Agreement,  the fair market value thereof,  if greater) and
(ii) unpaid  accrued  interest  at the Loan Rate (or with  respect to the last day of the month in the month of repurchase,  the Loan Rate will be the Loan Rate in effect as to the  second to last day in such  month) on the outstanding  principal  balance  thereof from the Due Date to which  interest was last paid by the Mortgagor to the first day of the month  following  the month of  purchase.  No portion  of any  Repurchase  Price  shall be included in any Excluded Amount for any Payment Date.

               Request  for  Release:  The  form  attached  as  Exhibit  4 to  the  Custodial  Agreement  or an
electronic request in a form acceptable to the Custodian.

               Required  Insurance Policy:  With respect to any Home Equity Loan, any insurance policy which is required to be  maintained  from time to time under the Servicing  Agreement,  the Program Guide or the related
Subservicing Agreement in respect of such Home Equity Loan.

               Responsible  Officer:  With  respect to the  Indenture  Trustee,  any  officer of the  Indenture
Trustee  with direct  responsibility  for the  administration  of the  Indenture  and also,  with  respect to a particular  matter,  any other officer to whom such matter is referred  because of such officer's  knowledge of and familiarity with the particular subject.

               Revolving Period:  The period commencing on the Closing Date and ending on February 28, 2011.

               Securities  Act:  The  Securities  Act of  1933,  as  amended,  and the  rules  and  regulations promulgated thereunder.

               Securitization  Transaction:  Any  transaction  involving  a sale or other  transfer of mortgage loans  directly or  indirectly  to an issuing  entity in  connection  with an  issuance of publicly  offered or privately placed, rated or unrated mortgage-backed securities.

               Security:  Any of the Certificates or Notes.

               Security  Balance:  With respect to any Payment  Date and each Class of Term Notes,  the Initial
Security  Balance  thereof  prior to such Payment Date  reduced by all payments of principal  thereon  prior to such Payment Date and, in the case of the Class I Notes,  Liquidation Loss Amounts  allocated  thereto prior to such  Payment  Date.  With respect to any Payment Date and the Variable  Funding  Notes,  the Initial  Security
Balance  thereof  prior to such Payment Date (i)  increased by the Aggregate  Additional  Balance  Differential
immediately  prior to such Payment Date and (ii) reduced by all payments of principal  thereon and  Liquidation
Loss  Amounts  allocated  thereto  prior  to such  Payment  Date.  With  respect  to any  Payment  Date and the
Certificates, the Certificate Principal Balance thereof.

               Securityholder or Holder:  Any Noteholder or a Certificateholder.

               Seller:  Residential  Funding  Corporation,  a  Delaware  corporation,  and its  successors  and assigns.

               Seller's  Agreement:  The agreement  between the Seller,  as purchaser,  and the related Program
Seller, as seller.

               Servicing  Agreement:  The  Servicing  Agreement,  dated as of the  Closing  Date,  between  the
Indenture Trustee, the Issuer and the Master Servicer, as master servicer.

               Servicing  Certificate:  A certificate  prepared by a Servicing  Officer on behalf of the Master
Servicer in accordance with Section 4.01 of the Servicing Agreement.

               Servicing  Criteria:  The  "servicing  criteria" set forth in Item 1122(d) of Regulation  AB, as such may be amended from time to time.

               Servicing Default:  The meaning specified in Section 7.01 of the Servicing Agreement.

               Servicing  Fee: With respect to any Home Equity Loan,  the sum of the related  Master  Servicing
Fee and the related Subservicing Fee.

               Servicing  Fee Rate:  With  respect  to any Home  Equity  Loan,  the sum of the  related  Master
Servicing Fee Rate and the related Subservicing Fee Rate.

               Servicing  Officer:  Any officer of the Master  Servicer  involved in, or  responsible  for, the administration  and  servicing of the Home Equity Loans whose name and specimen  signature  appear on a list of servicing  officers  furnished  to the  Indenture  Trustee  (with a copy to the Credit  Enhancer) by the Master
Servicer, as such list may be amended from time to time.

               Servicing  Trigger:  As of any  Payment  Date,  for  purposes of Section  7.04 of the  Servicing
Agreement, the occurrence of any of the following scenarios:

               (a)    the  Sixty-Plus  Delinquency  Percentage  is greater  than  27.00%  for the  then-current
Payment Date; or

               (b)    on or after the Payment Date in  September  2008,  the  aggregate  amount of  Liquidation
Loss Amounts on the Home Equity Loans as a percentage of the Cut-Off Date Loan Balance  exceeds the  applicable amount set forth below:

               September 2008 to February 2009:    2.00% with respect to September 2008, plus
                                                   an additional 1/6th of 1.50% for each month
                                                   thereafter.

               March 2009 to February 2010:        3.50% with respect to March 2009, plus an
                                                   additional 1/12th of 2.00% for each month
                                                   thereafter.

               March 2010 to February 2011:        5.50% with respect to March 2010, plus an
                                                   additional 1/12th of 1.25% for each month
                                                   thereafter.

               March 2011 to February 2012:        6.75% with respect to March 2011, plus an
                                                   additional 1/12th of 0.75% for each month
                                                   thereafter.

               March 2012 and thereafter:          7.50%.

               Single  Certificate:  A Certificate in the denomination of a Certificate  Percentage Interest of
10.0000%.
               Sixty-Plus Delinquency  Percentage:  With respect to any Payment Date and the Home Equity Loans, the  arithmetic  average,  for each of the three  Payment Dates ending with such Payment Date, of the fraction, expressed  as a  percentage,  equal to (x) the  aggregate  Loan Balance of the Home Equity Loans that are 60 or more days  delinquent in payment of principal and interest for that Payment Date,  including  Home Equity Loans in  foreclosure  and REO,  over (y) the  aggregate  Loan  Balance of all of the Home Equity  Loans  immediately preceding that Payment Date.

               Standard  &  Poor's:  Standard  &  Poor's  Ratings  Services,  a  division  of  The  McGraw-Hill
Companies, Inc. or its successor in interest.

               Stated  Value:  With respect to any Home Equity  Loan,  the value of the  Mortgaged  Property as stated by the related Mortgagor in his or her application.

               Statutory  Trust  Statute:  Chapter 38 of Title 12 of the Delaware  Code, 12 Del. Codess.ss.3801 et
seq., as the same may be amended from time to time.

               Step-up  Date:  With  respect  to the  Group I Loans,  the  second  Payment  Date on  which  the aggregate  Loan  Balance of the Group I Loans  (after  application  of  payments  received  during the  related
Collection  Period) is equal to or less than 10% of the  aggregate  Cut-off  Date Loan  Balances of the Group I
Loans.

               Subsequent  Recoveries:  As of any Payment Date, amounts received by the Master Servicer (net of any related expenses permitted to be reimbursed pursuant to the Servicing  Agreement)  specifically  related to a Home Equity Loan that was treated as a Liquidated  Home Equity Loan prior to the related  Collection  Period, and that resulted in a Liquidated Loss Amount.

               Subservicer:  Any  Person  with  whom  the  Master  Servicer  has  entered  into a  Subservicing
Agreement as a Subservicer by the Master Servicer.

               Subservicing  Account:  An Eligible  Account  established  or  maintained  by a  Subservicer  as provided for in Section 3.02(c) of the Servicing Agreement.

               Subservicing  Agreement:  The written  contract  between the Master Servicer and any Subservicer relating to  servicing  and  administration  of certain  Home Equity  Loans as provided in Section  3.01 of the
Servicing Agreement.

               Subservicing  Fee:  With  respect to any  Collection  Period,  the fee  retained  monthly by the
Subservicer  (or,  in the case of a  nonsubserviced  Home Equity  Loan,  by the Master  Servicer)  equal to the product of (i) the  Subservicing  Fee Rate  divided by 12 and (ii) the Pool Balance as of the first day of such
Collection Period.

               Subservicing Fee Rate:  With respect to each Home Equity Loan, 0.50% per annum.

               Substitution  Adjustment  Amounts:  With respect to any Eligible Substitute Loan and any Deleted
Loan, the amount,  if any, as determined by the Master Servicer,  by which the aggregate  principal  balance of all such  Eligible  Substitute  Loans as of the  date of  substitution  is less  than the  aggregate  principal balance of all such Deleted Loans (after  application of the principal  portion of the monthly  payments due in the month of substitution that are to be distributed to the Payment Account in the month of substitution).

               Teaser Loan:  Any HELOC  which,  as of the Cut-off  Date,  has a Loan Rate that is less than the sum of the Index at the time of origination plus the applicable Gross Margin.

               Telerate  Screen  Page 3750:  The  display  designated  as page 3750 on the  Moneyline  Telerate
Capital  Markets  Reports (or (i) such other page as may replace  page 3750 on that  service for the purpose of displaying  London interbank  offered rates of major banks) or (ii) if such service is no longer offered,  such other  service for  displaying  LIBOR or  comparable  rates as may be selected by the  Indenture  Trustee after consultation with the Master Servicer and the Credit Enhancer.

               Term Notes: The Class I Notes and Class A-II Notes.

               Transfer:  Any  direct or  indirect  transfer,  sale,  pledge,  hypothecation  or other  form of assignment of any Ownership Interest in a Certificate.

               Transfer Date:  As defined in Section 3.15(c) of the Servicing Agreement.

               Transfer Notice Date:  As defined in Section 3.15(c) of the Servicing Agreement.

               Transferee:  Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

               Transferor:  Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

               Treasury  Regulations:  Regulations,  including proposed or temporary  Regulations,  promulgated under the Code.  References  herein to specific  provisions of proposed or temporary  regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

               Trigger  Event:  (A) A Trigger Event is in effect with respect to any Payment Date and the Class
I Notes on or after the Group I Stepdown Date if any of the following conditions are met:

               (i)    if the Payment  Date is  occurring  on or after the Payment  Date in  September  2008 and before the Payment Date in March 2009, the aggregate  amount of  Liquidation  Loss Amounts on the Group I Loans since the  Cut-off  Date  exceeds  1.25% plus 1/6th of 0.60% for each  Payment  Date  within such period of the aggregate Cut-off Date Loan Balances of the Group I Loans; or

               (ii)   if the Payment  Date is  occurring  on or after the Payment Date in March 2009 and before the Payment Date in March 2010,  the aggregate  amount of  Liquidation  Loss Amounts on the Group I Loans since the Cut-off Date exceeds  1.85% plus 1/12th of 0.40% for each Payment Date within such period of the  aggregate
Cut-off Date Loan Balances of the Group I Loans; or

               (iii)  if the Payment  Date is  occurring  on or after the Payment Date in March 2010 and before the Payment Date in March 2011,  the aggregate  amount of  Liquidation  Loss Amounts on the Group I Loans since the Cut-off Date exceeds  2.25% plus 1/12th of 0.25% for each Payment Date within such period of the  aggregate
Cut-off Date Loan Balances of the Group I Loans; or

               (iv)   if the Payment  Date is  occurring  on or after the Payment Date in March 2011 and before the Payment Date in March 2012,  the aggregate  amount of  Liquidation  Loss Amounts on the Group I Loans since the Cut-off Date exceeds  2.50% plus 1/12th of 0.25% for each Payment Date within such period of the  aggregate
Cut-off Date Loan Balances of the Group I Loans; or

               (v)    if the  Payment  Date is  occurring  on or after  the  Payment  Date in March  2012,  the aggregate  amount of Liquidation  Loss Amounts on the Group I Loans since the Cut-off Date exceeds 2.75% of the aggregate Cut-off Date Loan Balances of the Group I Loans; or

               (vi)   if on any Payment Date on or after the Group I Stepdown  Date,  the Group I Rolling Three
Month Delinquency Percentage is equal to or in excess of 3.25%.

               (B) A Trigger  Event is in effect with respect to any Payment Date and the Class II Notes if any of the following conditions are met:

               (i)    if the Payment  Date is  occurring  on or after the Payment  Date in  September  2008 and before the Payment Date in March 2009, the aggregate  amount of Liquidation  Loss Amounts on the Group II Loans since the  Cut-off  Date  exceeds  1.50% plus 1/6th of 0.50% for each  Payment  Date  within such period of the aggregate Cut-off Date Loan Balances of the Group II Loans; or

               (ii)   if the Payment  Date is  occurring  on or after the Payment Date in March 2009 and before the Payment Date in March 2010, the aggregate  amount of  Liquidation  Loss Amounts on the Group II Loans since the Cut-off Date exceeds  2.00% plus 1/12th of 0.50% for each Payment Date within such period of the  aggregate
Cut-off Date Loan Balances of the Group II Loans; or

               (iii)  if the Payment  Date is  occurring  on or after the Payment Date in March 2010 and before the Payment Date in March 2011 the  aggregate  amount of  Liquidation  Loss Amounts on the Group II Loans since the Cut-off Date exceeds  2.50% plus 1/12th of 0.50% for each Payment Date within such period of the  aggregate
Cut-off Date Loan Balances of the Group II Loans; or

               (iv)   if the Payment  Date is  occurring  on or after the Payment Date in March 2011 and before the Payment Date in March 2012, the aggregate  amount of  Liquidation  Loss Amounts on the Group II Loans since the Cut-off Date exceeds  3.00% plus 1/12th of 0.50% for each Payment Date within such period of the  aggregate
Cut-off Date Loan Balances of the Group II Loans; or

               (v)    if the  Payment  Date is  occurring  on or after  the  Payment  Date in March  2012,  the aggregate  amount of  Liquidation  Loss Amounts on the Group II Loans since the Cut-off  Date exceeds  3.50% of the aggregate Cut-off Date Loan Balances of the Group II Loans; or

               (vi)   if on any  Payment  Date on or after the Group II  Stepdown  Date,  the Group II  Rolling
Three Month Delinquency Percentage is equal to or in excess of 3.50%.

               Trust:  The Home Equity Loan Trust 2006-HSA2 to be created pursuant to the Trust Agreement.

               Trust  Agreement:  The Amended  and  Restated  Trust  Agreement,  dated as of the Closing  Date, between the Owner Trustee and the Depositor.

               Trust Estate:  The meaning specified in the Granting Clause of the Indenture.

               Trust  Indenture  Act or TIA: The Trust  Indenture Act of 1939, as amended from time to time, as in effect on any relevant date.

               UCC: The Uniform  Commercial  Code,  as amended from time to time, as in effect in the States of
New York, Delaware or Minnesota, as applicable.

               Uncertificated  Accrued  Interest:  With respect to any REMIC I Regular Interest for any Payment
Date,  one month's  interest at the related  REMIC I  Remittance  Rate for such  Payment  Date,  accrued on the
Uncertificated  Principal Balance immediately prior to such Payment Date.  Uncertificated  Accrued Interest for the REMIC I Regular  Interests  shall accrue on the basis of a 360-day year consisting of twelve 30-day months.
For purposes of calculating the amount of  Uncertificated  Accrued  Interest for the REMIC I Regular  Interests
for any Payment Date,  any  Prepayment  Interest  Shortfalls or Relief Act  Shortfalls  relating to the Group I
Loans for such Payment Date shall be allocated  among the REMIC I Regular  Interests  pro rata based on, and to the extent of, the  Uncertificated  Accrued  Interest  thereon,  as calculated  without the application of this sentence.  With respect to any Payment Date and REMIC II Regular  Interest SB-IO,  one month's  interest at the
Certificate  Rate on the Notional  Amount  thereof  reduced by its pro-rata  share of any  Prepayment  Interest
Shortfalls or Relief Act  Shortfalls  relating to the Group I Loans,  but not reduced by amounts  distributable pursuant to clauses (iv), (v) or (vi) of Section 3.05(a)(I) of the Indenture.

               Uncertificated  Principal  Balance:  With  respect to any  Payment  Date and any REMIC I Regular
Interest,  the initial  uncertificated  principal  balance  thereof (as set forth in the  definition of REMIC I
Regular  Interests) as reduced on each successive  Payment Date first by Liquidation Loss Amounts  allocated to the principal  thereof by the  definition of REMIC I  Liquidation  Loss Amounts and second by principal  deemed distributed in respect  thereof on such Payment Date pursuant to Section 5.01(f) of the Trust  Agreement.  With respect to any Payment Date and REMIC II Regular Interest SB-PO, the initial  uncertificated  principal balance thereof  (as set forth in the  definition  of REMIC II Regular  Interest  SB-PO) as reduced on each  successive
Payment Date first by Liquidation  Loss Amounts  allocated to the principal  thereof by the definition of REMIC
II  Liquidation  Loss Amounts and second by principal  deemed  distributed  in respect  thereof on such Payment
Date pursuant to Section 5.01(g) of the Trust Agreement.

               Uncertificated  Regular  Interests:  The REMIC I Regular Interests and REMIC II Regular Interest
SB-IO and REMIC II Regular Interest SB-PO.

               Underwriters:  Credit Suisse Securities (USA) LLC,  Residential Funding Securities  Corporation,
Deutsche Bank Securities Inc. and Goldman, Sachs & Co.

               Undercollateralization  Amount:  Initially equal to approximately  $749,737. With respect to any
Payment  Date,  the  amount,  if any,  by which the  aggregate  Security  Balance of the Class II Notes on such
Payment  Date  exceeds  the Pool  Balance  of the Group II Loans as of the last day of the  related  Collection
Period (after application of Net Principal Collections or Principal  Collections,  as the case may be, for such date).

               Uninsured  Cause:  Any cause of damage to property  subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

               United States Person: A citizen or resident of the United States, a corporation,  partnership or other entity  created or  organized  in, or under the laws of, the United  States,  any state  thereof,  or the
District of Columbia (except in the case of a partnership,  to the extent provided in Treasury  regulations) or any political  subdivision thereof, or an estate that is described in Section  7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

               Variable  Funding  Notes:  The Class II Notes  designated  as the "Class A-II  Variable  Funding
Notes" in the Indenture, including any Capped Funding Notes.